THE JOINT ® – RD FDD 2021 FRANCHISE DISCLOSURE DOCUMENT The Joint Corp. 16767 N. Perimeter Dr., Suite 110 Scottsdale, Arizona 85260 Telephone (480) 245-5960 Website: www.thejoint.com Email: eric.simon@thejoint.com This disclosure document is for the right to own and operate a Regional Developer Business in which you will be responsible for promoting, establishing and supporting Location Franchises which operate and/or manage chiropractic clinics (“Clinic(s)”) that specialize in providing chiropractic services to the general public at a specific location under the trademarks “The Joint®”, “The Joint® Chiropractic™, and other marks we authorize. The term “Regional Developer” or “Regional Developers”, mean a person or entity that operates one or several Regional Developer Businesses. Note that the term “Regional Developer(s)” as used in this document has the same definition and meaning as an “Area Representative(s)” under the new NASAA Multi-Unit Commentary adopted in September 2014. Each Location Franchise will report to and receive support directly and indirectly from you and/or our corporate headquarters. Location Franchises are offered under a separate disclosure document (“FDD for Location Franchises”). The estimated total initial investment necessary to begin operations of your Regional Developer Business will range from $166,225 to $551,350. This amount includes a Development Fee ranging from $150,000 to $500,000 that must be paid to the franchisor or an affiliate. Each Regional Developer Business must open at least one Location Franchise. The estimated total initial investment necessary to begin operations of a Location Franchise is contained in our FDD for Location Franchises. This disclosure document (“Disclosure Document”) summarizes certain provisions of your Regional Developer Agreement and other information in plain English. Read this Disclosure Document and all accompanying agreements carefully. You must receive this Disclosure Document at least fourteen (14) calendar days before you sign a binding agreement with, or make any payment to, us or an affiliate in connection with the proposed franchise sale. Note, however, that no government agency has verified the information contained in this document. You may wish to receive your Disclosure Document in another format that is more convenient for you. To discuss the availability of disclosures in different formats, contact Eric Simon, The Joint Corp., 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260, (480) 245-5960. The terms of your contract will govern your franchise relationship. Don’t rely on the Disclosure Document alone to understand your contract. Read your entire contract carefully. Show your contract and this Disclosure Document to an advisor, like a lawyer or accountant. Buying a franchise is a complex investment. The information in this Disclosure Document can help you make up your mind. More information on franchising, such as “A Consumer’s Guide to Buying a Franchise,” which can help you understand how to use this disclosure document is available from the Federal Trade Commission. You can contact the FTC at 1-877-FTC-HELP or by writing to the FTC at 600 Pennsylvania Avenue NW, Washington, DC 20580. You can also visit the FTC’s home page at www.ftc.gov for additional information on franchising. Call your state agency or visit your public library for other sources of information on franchising. There may be laws on franchising in your state. Ask your state agencies about them. Issuance Date: April 29, 2021 Franchise Disclosure Document (2021) i How to Use this Franchise Disclosure Document Here are some questions you may be asking about buying a franchise and tips on how to find more information: QUESTION WHERE TO FIND INFORMATION How much can I earn? Item 19 may give you information about outlet sales, costs, profits or losses. You should also try to obtain this information from others, like current and former franchisees. You can find their names and contact information in Item 20 or Exhibit E. How much will I need to invest? Items 5 and 6 list fees you will be paying to the franchisor or at the franchisor’s direction. Item 7 lists the initial investment to open. Item 8 describes the suppliers you must use. Does the franchisor have the financial ability to provide support to my business? Item 21 or Exhibit D includes financial statements. Review these statements carefully. Is the franchise system stable, growing, or shrinking? Item 20 summarizes the recent history of the number of company-owned and franchised outlets. Will my business be the only The Joint® Regional Developer Business in my area? Item 12 and the “territory” provisions in the franchise agreement describe whether the franchisor and other franchisees can compete with you. Does the franchisor have a troubled legal history? Items 3 and 4 tell you whether the franchisor or its management have been involved in material litigation or bankruptcy proceedings. What’s it like to be a The Joint® Regional Developer Business franchisee? Item 20 or Exhibit E lists current and former franchisees. You can contact them to ask about their experiences. What else should I know? These questions are only a few things you should look for. Review all 23 Items and all Exhibits in this disclosure document to better understand this franchise opportunity. See the table of contents. Franchise Disclosure Document (2021) i What You Need To Know About Franchising Generally Continuing responsibility to pay fees. You may have to pay royalties and other fees even if you are losing money. Business model can change. The franchise agreement may allow the franchisor to change its manuals and business model without your consent. These changes may require you to make additional investments in your franchise business or may harm your franchise business. Supplier restrictions. You may have to buy or lease items from the franchisor or a limited group of suppliers the franchisor designates. These items may be more expensive than similar items you could buy on your own. Operating restrictions. The franchise agreement may prohibit you from operating a similar business during the term of the franchise. There are usually other restrictions. Some examples may include controlling your location, your access to customers, what you sell, how you market, and your hours of operation. Competition from franchisor. Even if the franchise agreement grants you a territory, the franchisor may have the right to compete with you in your territory. Renewal. Your franchise agreement may not permit you to renew. Even if it does, you may have to sign a new agreement with different terms and conditions in order to continue to operate your franchise business. When your franchise ends. The franchise agreement may prohibit you from operating a similar business after your franchise ends even if you still have obligations to your landlord or other creditors. Some States Require Registration Your state may have a franchise law, or other law, that requires franchisors to register before offering or selling franchises in the state. Registration does not mean that the state recommends the franchise or has verified the information in this document. To find out if your state has a registration requirement, or to contact your state, use the agency information in Exhibit A. Your state also may have laws that require special disclosures or amendments be made to your franchise agreement. If so, you should check the State Specific Addenda. See the Table of Contents for the location of the State Specific Addenda. Special Risks to Consider About This Franchise Certain states require that the following risk(s) be highlighted: 1. Out-of-State Dispute Resolution. The regional developer agreement requires you to resolve disputes with the franchisor by mediation and/or litigation only in Arizona. Out-of- state mediation or litigation may force you to accept a less favorable settlement for disputes. It may also cost more to mediate or litigate with the franchisor in Arizona than in your own state. 2. Spousal Liability. Your spouse must sign a document that makes your spouse liable for all financial obligations under the franchise agreement even though your spouse has no ownership interest in the franchise. This guarantee will place both your and your spouse’s marital and personal assets, perhaps including your house, at risk if your franchise fails. Certain states may require other risks to be highlighted. Check the “State Specific Addenda” (if any) to see whether your state requires other risks to be highlighted.

REQUIRED BY THE STATE OF MICHIGAN The state of Michigan prohibits certain unfair provisions that are sometimes in franchise documents. If any of the following provisions are in these franchise documents, the provisions are void and cannot be enforced against you. (a) A prohibition of the right of a franchisee to join an association of franchisees. (b) A requirement that a franchisee assent to a release, assignment, novation, waiver, or estoppel which deprives a franchisee of rights and protections provided in this act. This shall not preclude a franchisee, after entering into a franchise agreement, from settling any and all claims. (c) A provision that permits a franchisor to terminate a franchise prior to the expiration of its term except for good cause. Good cause shall include the failure of the franchisee to comply with any lawful provision of the franchise agreement and to cure such failure after being given written notice thereof and a reasonable opportunity, which in no event need be more than 30 days, to cure each failure. (d) A provision that permits a franchisor to refuse to renew a franchise without fairly compensating the franchisee by repurchase or other means for the fair market value at the time of expiration of the franchisee’s inventory, supplies, equipment, fixtures, and furnishings. Personalized materials which have no value to the franchisor and inventory, supplies, equipment, fixtures, and furnishings not reasonably required in the conduct of the franchised business are not subject to compensation. This subsection applies only if (i) the term of the franchise is less than 5 years and (ii) the franchisee is prohibited by the franchise or other agreement from continuing to conduct substantially the same business under another trademark, service mark, trade name, logotype, advertising, or other commercial symbol in the same area subsequent to the expiration of the franchise or the franchisee does not receive at least 6 months’ notice of franchisor’s intent not to renew the franchise. (e) A provision that permits the franchisor to refuse to renew a franchise on terms generally available to other franchisees of the same class or type under similar circumstances. This section does not require a renewal provision. (f) A provision requiring that mediation or litigation be conducted outside this state. This shall not preclude the franchisee from entering into an agreement, at the time of mediation, to conduct mediation at a location outside this state. (g) A provision which permits a franchisor to refuse to permit a transfer of ownership of a franchise, except for good cause. This subdivision does not prevent a franchisor from exercising a right of first refusal to purchase the franchise. Good cause shall include, but is not limited to: (i) The failure of the proposed transferee to meet the franchisor’s then current reasonable qualification or standards. (ii) The fact that the proposed transferee is a competitor of the franchisor or sub-franchisor. (iii) The unwillingness of the proposed transferee to agree in writing to comply with all lawful obligations. (iv) The failure of the franchisee or proposed transferee to pay any sums owing to the franchisor or to cure any default in the franchise agreement existing at the time of the proposed transfer. (h) A provision that requires the franchisee to resell to the franchisor items that are not uniquely identified with the franchisor. This subdivision does not prohibit a provision that grants to a franchisor a right of first refusal to purchase the assets of a franchise on the same terms and conditions as a bona fide third party willing and able to purchase those assets, nor does this subdivision prohibit a provision that grants the franchisor the right to acquire the assets of a franchise for the market or appraised value of such assets if the franchisee has breached the lawful provisions of the franchise agreement and has failed to cure the breach in the manner provided in subdivision (c). (i) A provision which permits the franchisor to directly or indirectly convey, assign, or otherwise transfer its obligations to fulfill contractual obligations to the franchisee unless a provision has been made for providing the required contractual services. The fact that there is a notice of this offering on file with the attorney general does not constitute approval, recommendation, or endorsement by the attorney general. Any questions regarding this notice should be directed to the Attorney General’s Department for the State of Michigan, Consumer Protection Division, Franchise Section, 670 Law Building, 525 W. Ottawa Street, Lansing, Michigan 48913, (517) 373-7117. TABLE OF CONTENTS ITEM PAGE 1. THE FRANCHISOR AND ANY PARENTS, PREDECESSORS AND AFFILIATES 1 2. BUSINESS EXPERIENCE 8 3. LITIGATION 11 4. BANKRUPTCY 14 5. INITIAL FEES 15 6. OTHER FEES 16 7. ESTIMATED INITIAL INVESTMENT 19 8. RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES 22 9. FRANCHISEE'S OBLIGATIONS 24 10. FINANCING 26 11. FRANCHISOR’S ASSISTANCE, ADVERTISING, COMPUTER SYSTEMS, AND TRAINING 27 12. TERRITORY 31 13. TRADEMARKS 33 14. PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION 35 15. OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE FRANCHISED BUSINESS 36 16. RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL 37 17. RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION 38 18. PUBLIC FIGURES 27 19. FINANCIAL PERFORMANCE REPRESENTATIONS 27 20. OUTLETS AND FRANCHISEE INFORMATION 45 21. FINANCIAL STATEMENTS 40 22. CONTRACTS 41 23. RECEIPTS 42 EXHIBITS TO DISCLOSURE DOCUMENT: A. STATE ADMINISTRATORS/AGENTS FOR SERVICE OF PROCESS B. REGIONAL DEVELOPER AGREEMENT C. TABLE OF CONTENTS OF MANUAL FOR REGIONAL DEVELOPER BUSINESSES D. FINANCIAL STATEMENTS E. LIST OF REGIONAL DEVELOPERS F. STATE-SPECIFIC DISCLOSURES G. OTHER AGREEMENTS G – 1 CONFIDENTIALITY/NON-DISCLOSURE AGREEMENT G – 2 FORM OF ASSET PURCHASE AGREEMENT G – 3 MAGNIFY LICENSE AGREEMENT H. STATE EFFECTIVE DATES I. RECEIPTS 1 ITEM 1 THE FRANCHISOR AND ANY PARENTS, PREDECESSORS AND AFFILIATES To simplify the language in this Disclosure Document, the following terms have the meanings given to them below: “We” or “us” means The Joint Corp., the franchisor, but does not the franchisor’s officers, directors, agents or employees. “You” means the person who buys a Regional Developer franchise from us. “Owners” means the principal shareholders, partners or members holding an ownership interest in you if you are a corporation, partnership, limited liability company, or other business entity. “Regional Developer Business” or “Franchised Business” means the franchised business offered under this Disclosure Document that consists of promoting, establishing and supporting Location Franchises. “Regional Developer” means a person or entity that owns and operates a Regional Developer Business. Note that the term “Regional Developer” as used in this document has the same definition and meaning as an “Area Representative(s)” under the NASAA Multi-Unit Commentary adopted in September 2014. “Marks” means the trademarks “The Joint®”, “The Joint Chiropractic®, “The Joint…the chiropractic place®” and any other marks we authorize for use by The Joint® chiropractic clinics or Regional Developers. “Clinic” means any chiropractic clinic that operates under the Marks and specializes in providing chiropractic services and products to the general public through licensed chiropractic professionals, including clinics operated by us, our affiliates, you or our other franchisees. “Location Franchise” means the franchised business offered under a separate Franchise Disclosure Document for the operation and/or management of a Clinic. “Location Franchisee” or “Franchisee” means the owner or operator of a Location Franchise. The Franchisor, and any Parents, Predecessor and Affiliates We are a Delaware corporation, created on March 10, 2010. On November 14, 2014, The Joint Corp. became a publicly traded company on the NASDAQ exchange. Our principal business address is 16767 N. Perimeter Dr., Suite 110, Scottsdale, Arizona 85260 and our telephone number is (480) 245-5960. Our agent for service of process is disclosed in Exhibit A. We operate under our corporate name as well as the names “The Joint” and “The Joint Chiropractic.” We do not have any parent companies or predecessors. We do not have any affiliates that offer, or have ever offered, franchises in this or any other line of business. We do not have any affiliates that provide goods or services to our franchisees. Our Business We offer franchises for Regional Developer Businesses and franchises for Location Franchises. We have never offered franchises in any other line of business. The franchise offered under this Disclosure Document is for a Regional Developer Business. It does not include information about the costs or other requirements relating to the establishment or operation of a Location Franchise. We have offered franchises for Regional Developer Businesses since 2011, although we temporarily discontinued offering franchises for Regional Developer Businesses from December 2013 until November 2016.

2 We have also offered Location Franchises since 2010. Location Franchises are offered under a separate Disclosure Document referred to as the “FDD for Location Franchises”. As of December 31, 2020, we have cumulatively sold a total of 932 Location Franchises. Location Franchises are granted for the owner and/or management of a Clinic. A more detailed description of the Location Franchise is provided later in this Item. We currently own, operate and/or manage several Clinics in Arizona, California, Georgia, New Mexico, North Carolina and South Carolina. These Clinics operate under our Marks, but are not subject to the terms of any franchise agreements. However, in some instances we have entered into Management Agreements with P.C.s (see explanation below) who own the Clinics that we manage. We acquired some of these Clinics from franchisees in late 2014 and early 2015, and developed others on our own. We intend to continue to own, build, acquire, operate and/or manage Clinics throughout the U.S., and possibly other countries. We are not currently engaged in any line of business other than: (i) offering Location Franchises and franchises for Regional Developer Businesses; and (ii) owning, operating and/or managing Clinics as described above. Regional Developer Businesses We offer qualified applicants the opportunity to sign a regional developer agreement (referred to as a “Regional Developer Agreement” or “RDA”) for purposes of establishing and operating a Regional Developer Business, including the solicitation of potential purchasers of Location Franchises within a defined geographic development area (“Development Area”). If we grant you a franchise for a Regional Developer Business, you must sign a Regional Developer Agreement. Our current form of Regional Developer Agreement is attached to this Disclosure Document as Exhibit B. As Regional Developer, you will (i) solicit, recruit, screen and interview prospective Franchisees for us (“Sales Services”); (ii) help us identify and secure sites for Location Franchises (“Site Services”); and (iii) provide additional operational, training and field support to each Franchisee in your Development Area both before and after they open their Location Franchise (“Support Services”). You will share in a portion of some of the fees paid to us by the Franchisees in your Development Area in exchange for performing your duties under the RDA. You will receive 50% of the initial franchise fees (less referral fees and sales commissions, renewal fees and transfer fees paid by Franchisees) and 42.957% of royalty fees paid by Franchisees. If we provide Sales Services on your behalf (with your agreement) then your commission on initial franchise fees will be reduced to 25%. Your right to promote Location Franchises in your Development Area is non-exclusive. Therefore, we may recruit prospective Franchisees and sell Location Franchises in your Development Area. However, you will still earn a portion of the initial franchise fee for Location Franchises that we sell in your Development Area as long as you comply with the requirements of your RDA. We will turn over to you all of the sales leads that we receive from prospects looking to acquire a Location Franchise in your Development Area so that you can pre-qualify the candidate. While we rely on you to solicit, screen and interview Franchisee candidates and to present us with those applicants whom you pre-qualify using our criteria, we make the final decision on whether we will sell a franchise to the candidates you present. If we approve the candidate, we and the candidate will sign a Franchise Agreement. Our current form of Franchise Agreement is attached to our separate FDD for Location Franchises. You will not be a party to the Franchise Agreements we sign. However, you will provide a variety of Site Services and Support Services to the Franchisees in your Development Area. If you are a business entity, the RDA requires you to designate the individuals who will be responsible for your Regional Developer Business. The Owner(s) of the Regional Developer Business, or others you designate to operate the Regional Developer Business, must meet our qualifications and must be approved by us. Your current and future Owners and their spouses must sign an Owner’s Guaranty and Assumption of Obligations (“Guaranty”) (see Exhibit 4 to the RDA) guaranteeing your performance and binding themselves individually to certain provisions of the RDA, including the covenants against competition and disclosure of confidential information, 3 restrictions on transfer and dispute resolution procedures. As a Regional Developer, you must open at least 1 Location Franchise. You must sign our current form of Franchise Agreement and pay us our then-current initial franchise fee for Location Franchises at the same time that you execute your RDA. The estimated total initial investment necessary to begin operation of your required Location Franchise is contained in our FDD for Location Franchises. You will sign a separate Franchise Agreement for each Location Franchise that you establish under the RDA. Each Franchise Agreement shall be our then-current form of Franchise Agreement, the terms and conditions of which may vary materially and substantially from the terms and conditions of the Franchise Agreement you sign for your first Location Franchise. We may periodically make changes to the systems and standards for your Regional Developer Business. All Regional Developer Businesses must be developed and operated in accordance with our specifications, standards, policies and procedures, which will be communicated to you via our confidential Manual for Regional Developer Businesses (“Manual for RDs”) or other written communications and directions from us. Market and Competition for Regional Developer Businesses Regional Developer Businesses compete with other franchisors, regional developers, sales brokers and others offering various types of franchise concepts and/or other business opportunities. Prior business management experience is generally very important for new Regional Developers, and prior business ownership experience is highly desirable. Laws and Regulations for Regional Developer Businesses Many states and local jurisdictions have enacted laws, rules, regulations and ordinances that may apply to the operation of your Regional Developer Business. In all cases, you must also comply with laws that apply generally to all businesses. You should investigate these laws, and consult with a legal advisor about whether these and/or other requirements apply to your franchise. In addition to laws and regulations that apply to businesses generally, your Regional Developer Business may be subject to federal, state and local occupational safety and health regulations, Equal Employment Opportunity and Americans with Disabilities Act rules and regulations. As a Regional Developer, you must comply with all applicable federal and state franchise laws. You must comply with the disclosure requirements mandated by the FTC Franchise Disclosure Rule. Further, in the states of California, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Virginia, Washington and Wisconsin, we are required to register the Franchise Disclosure Document (or in some cases submit a notice filing) before the offer or sale of any franchise in that particular state. The states of New York and Washington will also require you to register as a franchise broker. You must comply with all state and federal data privacy and recordkeeping regulations and guidance. It is your responsibility to investigate and comply with all applicable laws. We strongly encourage our Regional Developers to consult with independent legal counsel concerning the chiropractic laws of the state(s) in which your potential Development Area(s) will be located so that you are aware of the requirements that will apply to the Location Franchises within your Development Area. We are not obligated to provide assistance in determining which specific state laws apply to Regional Developer Businesses or Location Franchises in your Development Area. Location Franchises The Joint® chiropractic clinics offer chiropractic services to the general public under the Marks utilizing a membership model. The Location Franchise that we offer is for ownership and/or management of a Clinic. In some cases, the Franchisee owns and operates both the Location Franchise and the Clinic. This is typically the case where the Franchisee is a licensed healthcare professional. If the Franchisee is not a licensed healthcare professional, then applicable law may prohibit the Franchisee from owning and operating the Clinic. In those cases, the Franchisee owns and operates the Location Franchise but enters into a Management Agreement with a separate 4 professional legal entity that will own and operate the Clinic. This structure is referred to as the Professional Corporation/Management Company Structure. The Professional Corporation/Management Company Structure is described in more detail below. We offer Location Franchises to persons or legal entities that meet our qualifications, and are willing to undertake the investment and effort to own and operate Location Franchises that will own, operate and/or manage Clinics. Depending on the area, some Location Franchises may have a Regional Developer that assists us with support of the Location Franchises in their area. If a Location Franchise is located in an area where we have a Regional Developer, the Regional Developer provides, on our behalf, certain Sales Services, Site Services, and Support Services to the Location Franchises in that area. The Franchise Agreement grants the Franchisee the right to establish and operate a Location Franchise using our Marks from a site that must be approved by us. The Franchisee must operate the Location Franchise in strict compliance with: (i) all of the terms and conditions of the Franchise Agreement; (ii) all standards and procedures that we specify (the “System”); and (iii) all mandatory provisions contained within our Manual for Location Franchises, as may be changed from time to time (the “Manual for Location Franchises”). Currently, the Clinics associated with Location Franchises are typically located in highly trafficked strip malls or other similarly suitable locations, or other locations, such as medical or corporate centers where chiropractic clinics are typically located. However, in the future we may offer the right to operate a Location Franchises in a “Non- Traditional Site.” For purposes of this Disclosure Document, a “Non-Traditional Site” means any site or channel that generates customer traffic flow that is independent from the general customer traffic flow of the surrounding area, including on or within the confines or premises of military bases, shopping malls or centers, stadiums, major industrial or office complexes, parking lots or structures, mobile vehicles, airports, hotels, resorts, school campuses, train stations, travel plazas, toll roads, casinos, hospitals, theme parks, and sports or entertainment venues. “Non- Traditional Sites” also may include the establishment and operation of a Clinic within a pre-existing business that does not operate under the Marks. For example, Clinics established within an urgent care center, retail store, or medical spa would qualify as Non-Traditional Sites. We would expect to grant franchises for Non-Traditional Sites in self-contained locations such as college or university campuses, airports, hospitals, or sports arenas. Professional Corporation/Management Company Structure Except where unlicensed ownership and operation of a Clinic is allowed by applicable law, each Clinic must be owned and operated by one or more licensed professionals (typically chiropractors) that will provide chiropractic services in the state in which the Clinic is located. In those states that require a Professional Corporation (“P.C.”) (or similar entity, such as a professional limited liability company structure) to own and/or operate a chiropractic Clinic. If the Franchisee is not a licensed professional and applicable state law requires a P.C., then the Franchisee will supply management and general business services to the P.C., who in turn will own and operate the chiropractic Clinic. In these situations, we expect the licensed professionals (typically chiropractors) will form the “P.C.” and operate it in accordance with local and state laws. If the Franchisee is not a licensed professional and applicable state law requires a P.C., then the Franchisee must sign both a Franchise Agreement with us to operate the Location Franchise and a management agreement (“Management Agreement”) with a P.C. before the Franchisee begins operating the Location Franchise. Our current form of Management Agreement is attached to our separate FDD for Location Franchises. Depending on the law of the state, if the Franchisee is a licensed chiropractic professional and/or has his or her own P.C., the Franchisee may not be required to execute a Management Agreement. Under a Management Agreement, a non-chiropractor Franchisee will: (i) provide the P.C. with management, administrative services and general business and operational support consistent with the System; and (ii) generally support the P.C.’s chiropractic Clinic and its delivery of chiropractic services and related products to patients at the Clinic in compliance with all applicable laws and regulations. If the Franchisee is not a licensed professional, we strongly recommend that the Franchisee hire a local healthcare lawyer to advise the Franchisee on healthcare laws that will apply to the Location Franchise. The Franchisee must 5 use our applicable standard form of Management Agreement. However, we recommend the Franchisee have this form reviewed by their healthcare lawyer to determine whether any changes are necessary to comply with applicable state or local laws. We provide each Franchisee with a generic form of Management Agreement. It is the Franchisee’s responsibility to ensure that it complies with the laws and regulations of the Franchisee’s state. If needed, the Franchisee may negotiate the monetary terms and certain other discretionary business terms of their relationship as a management company for the P.C. that will own and operate the Clinic and deliver chiropractic services for the Location Franchise. The Franchisee must obtain our written approval of the final Management Agreement prior to signing it with a P.C. Prior to entering into any agreement with a P.C., the Franchisee must also submit information about the P.C. and its licensed professionals, and their credentials, for our approval. The Franchisee must maintain a current, conforming and compliant Management Agreement with a valid and approved P.C. who is in regulatory good standing at all times during the operation of the Location Franchise. The Franchisee must obtain a credentialing report on every chiropractor that will provide chiropractic services at the Clinic to ensure that the chiropractor is properly licensed and in good standing. The P.C. is responsible for employing and controlling chiropractors and any other chiropractic professionals and staff of the Clinic who provide actual chiropractic services to be delivered at the Clinic. A non-chiropractor Franchisee may NOT provide nor direct the administering of any actual chiropractic services, nor supervise, direct, control or suggest to the P.C. or its licensed chiropractors the manner in which the P.C. or its licensed chiropractors provide or administer actual chiropractic services to patients (unless we enter into a “Waiver Agreement” with the Franchisee as described further below). Due to various federal and state laws regarding the practice of chiropractic medicine, and the ownership and operation of chiropractic Clinics and health care businesses that provide chiropractic services, it is critical that any unlicensed Franchisee does not engage in practices that are, or may appear to be, the practice of chiropractic medicine. The P.C. is responsible for, and must offer all chiropractic services in accordance with, all manner of law and regulation, a conforming Management Agreement and the System. It is the Franchisee’s sole responsibility to operate in compliance with all applicable state and federal laws in relation to privacy and security of individually identifiable information. Franchisees must also ensure that their relationship with the P.C. complies with all laws and regulations. The P.C. who owns the Clinic must comply with all laws and regulations and secure and maintain in force all required licenses, permits and certificates relating to the operation of a Clinic. Franchisees may assist the P.C. in its effort to comply with such laws and regulations, but must do so under the direction of the P.C. Each state has medical, nursing, physician assistant, cosmetology, naturopathic, chiropractic and other boards that determine rules and regulations regarding their respective members and the scope of services that may legally be offered by their members. The laws and regulations generally include requirements for the medical providers to hold required state licenses and registrations to work as chiropractors and chiropractic assistants in the state where the Clinic is located, and to hold required certifications by, or registrations in, any applicable professional association or registry. These laws and regulations vary from state to state and may change from time to time. Ownership and Operation of Clinics By Unlicensed Persons In some states, it may be legally permissible for a non-chiropractor to both own and operate a Clinic and a Location Franchise, including hiring chiropractic and other professional personnel and providing chiropractic services to patients at the Clinic. If a Franchisee is not a licensed professional and determines that the laws applicable to chiropractic services in their state permit the Franchisee to both own and operate a Clinic and a Location Franchise, the Franchisee may request that we waive certain of the requirements of the Franchise Agreement related to separating the operation of the chiropractic aspects of the Clinic from the business management aspects of the Location Franchise. In particular, the Franchisee: (a) may not need to enter into a Management Agreement with a P.C. that would, as a separate entity, own and operate the Clinic and provide all chiropractic services, and (b) may be able to directly hire and supervise chiropractic professionals. Any waiver, or any modification of our standards, would be subject to compliance with all applicable laws and regulations. If we agree to do a waiver, the Franchisee must enter into an Amendment to Waive Management Agreement (“Waiver Agreement”) in a form attached to our FDD for Location Franchises. Under the Waiver Agreement, the Franchisee agrees that, instead of entering into the Management Agreement with a separate P.C., the Franchisee will: (a) operate the Clinic, including performing all responsibilities and obligations of the “P.C.” under the Management Agreement; and (b) manage the Clinic as

6 required by the Franchise Agreement and perform all of the responsibilities and obligations of the “Company” under the Management Agreement in compliance with all applicable laws and regulations. The Franchisee is responsible for operating in full compliance with all laws that apply to a Location Franchise and Clinic, and the Franchisee must make their own determination as to their legal compliance obligations. The laws applicable to a Franchisee’s Clinic may change. If any new or amended law or regulation is enacted in a Franchisee’s state that would render their operation of the Clinic through a single entity (or otherwise) unlawful, the Franchisee must immediately advise us of such new or amended law or regulation as well as the measures the Franchisee intends to take to bring their Locational Franchise and Clinic into compliance with such new or amended law or regulation, including (if applicable) entering into a Management Agreement with a P.C. Similarly, if we discover and notify the Franchisee of any such laws, the Franchisee = must immediately implement any changes that are necessary to comply with the new or amended law or regulation, including (if applicable) entering into a Management Agreement with a P.C. Regardless of whether a Franchisee is licensed or an unlicensed person or entity, the Franchisee must not engage in the practice of chiropractic medicine, nursing, or any other profession that requires specialized training or certification, unless the Franchisee is properly licensed to do so. The Franchise Agreement and Management Agreement will not interfere with, affect or limit the independent exercise of medical judgment by the P.C. and its professional staff. It will be the Franchisee’s responsibility for researching all applicable laws, and we strongly advise that each Franchisee consult with an attorney and/or contact local, state and federal agencies before signing a Franchise Agreement with us, or a Management Agreement with a P.C., to determine their legal obligations and evaluate the possible effects on their costs and operations. Franchisees must operate their Location Franchise at a site we approve. Franchisees must operate their Location Franchise in complete accordance with the standards and procedures designated by the Company (the “System”), and according to the Company’s Manual for Location Franchises, as may be changed from time to time. A copy of the table of contents for our Manual for Locations is attached as an exhibit to our FDD for Location Franchises. The Clinics associated with Location Franchises are typically located in highly-trafficked strip malls or other similarly suitable sites, or other sites, such as medical or corporate centers where chiropractic clinics are typically located. However, in the future we may offer the right to operate a Location Franchise in a “Non-Traditional Site.” For purposes of this document, a “Non-Traditional Site” means any site or channel that generates customer traffic flow that is independent from the general customer traffic flow of the surrounding area, including on or within the confines or premises of military bases, shopping malls or centers, stadiums, major industrial or office complexes, parking lots or structures, mobile vehicles, airports, hotels, resorts, school campuses, train stations, travel plazas, toll roads, casinos, hospitals, theme parks, and sports or entertainment venues. We would expect to grant franchises for Non-Traditional Sites in self-contained sites such as college or university campuses, airports, hospitals, or sports arenas. Market and Competition for Location Franchises. The market for Location Franchises include all individuals who desire chiropractic care. If a Franchisee opens a Location Franchise, the competition for the Clinic associated with the Location Franchise will include other businesses or professionals offering similar products and services to individuals. These competitors may include other chiropractic clinics, physical therapy specialists, hospitals and other medical facilities and franchises. The Location Franchise may also face competition from businesses or professionals who operate multi-disciplinary medical and/or health practices, which offer chiropractic care along with other medical and health services to their clients or patients. Laws and Regulations for Location Franchises. Franchisees are responsible for operating in full compliance with all laws that apply to Location Franchises and any 7 Clinics that they own, operate and/or manage. The medical industry is heavily regulated. These laws may include federal, state and local regulations relating to: the practice of chiropractic medicine and the operation and licensing of chiropractic services; the relationship of providers and suppliers of health care services, on the one hand, and chiropractors and clinicians on the other, including anti-kickback laws (including the Federal Medicare Anti- Kickback Statute and similar state laws); restrictions or prohibition on fee splitting; physician self-referral restrictions (including the federal “Stark Law” and similar state laws); payment systems for medical benefits available to individuals through insurance and government resources (including Medicare and Medicaid); privacy of patient records (including the Health Insurance Portability and Accountability Act of 1996); use of medical devices; and advertising of medical services. While not all of these laws and regulations will be applicable to all Clinics, depending on location and services provided, it is important to be aware of and compliant with the regulatory framework. Franchisees should ensure that all employees that will work with patients in the Location Franchise undergo a background check. Franchisees must secure and maintain in force all required licenses, permits and certificates relating to the operation of the Location Franchise and the other licenses applicable to Clinics. Franchisees must not employ any person in a position that requires a license unless that person is currently licensed by all applicable authorities and a copy of the license or permit is in their business files and displayed as may be required. Franchisees must comply with all state and local laws and regulations regarding the management of any Clinic. Franchisees must also ensure that their relationship with any P.C. for which they manage Clinics complies with all laws and regulations, and that the P.C. complies with all laws and regulations and secures and maintains in force all required licenses, permits and certificates relating to the operation of a Clinic. Each state has medical, nursing, physician assistant, cosmetology, naturopathic, chiropractic and other boards that determine rules and regulations regarding their respective members and the scope of services that may legally be offered by their members. The laws and regulations generally include requirements for the medical providers to hold required state licenses and registrations to work as chiropractors and chiropractic assistants in the state at the site where the Franchise Location and associated Clinic are located, and to hold required certifications by, or registrations in, any applicable professional association or registry. If a state or jurisdiction has such a law or regulation, these laws and regulations are likely to vary from state to state, and these may change from time to time. Based on our review of the laws of the various states, we expect that Franchisees will be required to work with a P.C. in the following states: Arkansas, California, Colorado, District of Columbia, Florida, Hawaii, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia, and Wyoming. However, Franchisees may be required to work with a P.C. in other states, depending on how those states interpret their own laws. Some states have not explicitly stated whether an unlicensed person can own and/or operate a chiropractic Clinic in their state. It is the Franchisee’s responsibility to operate the Location Franchise in compliance with the laws and regulations of their state. This may mean that they may have to alter the structure of their franchise and begin working with a P.C., if the state they operate in does not allow, or decides to no longer allow, an unlicensed person from owning and/or operating a chiropractic Clinic. Some states may permit an unlicensed person to own and operate a chiropractic Clinic, but require the Franchisee to first obtain a license or permit (i.e., Alabama, Massachusetts). It is each Franchisee’s responsibility to obtain all necessary licenses or permits to operate its Location Franchise. In addition, each Franchisee must operate their Location Franchise in full compliance with all applicable laws, ordinances and regulations, including, without limitation, government regulations relating to occupational hazards, health, HIPAA, EEOC, OSHA, discrimination, employment, sexual harassment, worker's compensation and unemployment insurance and withholding and payment of federal and state income taxes, social security taxes and sales and service taxes, data privacy and recordkeeping regulations and guidance. Franchisees must execute all documents, including documents with us, our agents, affiliates, etc., or others, to ensure compliance with any applicable laws, whether such laws are applicable now or in the future. Franchisees should consult with their own attorney concerning those and other local laws and ordinances that may affect the operation of their Location Franchise. 8 ITEM 2 BUSINESS EXPERIENCE Peter D. Holt – President and Chief Executive Officer Mr. Holt became our President and Chief Executive Officer in August 2016. From June 2016 to August 2016, Mr. Holt served as our acting Chief Executive Officer. From May 2016 to June 2016, Mr. Holt served as our Chief Operating Officer. Jake Singleton – Chief Financial Officer Mr. Singleton became Chief Financial Officer for The Joint Corp. in November 2018. From June 2015 to November 2018, Mr. Singleton served as our Corporate Controller. Amy Karroum- Vice President, Human Resources Mrs. Karroum became Vice President of The Joint Corp. in October 2017. From June 2015 to October 2017 Mrs. Karroum was Director of Human Resources for The Joint Corp. Eric Simon – Vice President of Franchise Sales and Development Mr. Simon became the Vice President of Franchise Development for The Joint Corp. in November 2016. From November 2014 to October 2016, he was the Director of Franchise Development for AAMCO Transmissions, Inc., in Horsham, PA. Jorge Armenteros – Vice President of Operations Mr. Armenteros joined The Joint as Vice President of Operations on January 16, 2017. Previously, Mr. Armenteros held positions as Sr. Vice President of Franchise Operations and Development at Campero USA Corporation in Dallas, TX, from January 2007 to May 2016. Jason Greenwood- Vice President of Marketing Mr. Greenwood started with The Joint Corp in January of 2018. From October 2014 to January 2018, Mr. Greenwood was the Chief Marketing Officer at Peter Piper, Inc. Manjula Sriram - Vice President, Information Technology Ms. Sriram joined The Joint as the Vice President of Information Technology in March 2018. Prior to joining The Joint, Ms. Sriram was Director of Customer Implementation and Support at Early Warning Services from April 2015 to March 2018. Dr. Steve Knauf – Executive Director of Chiropractic and Compliance Dr. Knauf has served as the Executive Director of Chiropractic and Compliance since August 2020. From January 2017 to July 2020, he served as our Director of Chiropractic and Compliance. He was a Senior Doctor of Chiropractic for us in Scottsdale, AZ from July 2015 to January 2017. Matthew E. Rubel- Lead Director Matthew E. Rubel has served as a director since June of 2017. From July 2018 through the present, Mr. Rubel has served as Chairman of MidOcean Private Equity Consumer Group and Chairman of KidKraft. From August 2017 9 to the present, Mr. Rubel has served as the Lead Director for The Joint Corp. From March 2016 to March 2017, Mr. Rubel served as CEO, President, and Board Member of Varsity Brands in Dallas, Texas. Previously, starting in June 2015, Mr. Rubel served as a Senior Advisor at Roark Capital Group in Atlanta, Georgia. Ronald DaVella – Director Mr. DaVella became a member of the Board of Directors for The Joint Corp. in November 2014. From August 2020 to the present, Mr. DaVella has served as a Board Member and Director for Delta Dental of AZ in Phoenix, Arizona. From November 2020 to the present, Mr. DaVella has served as a Board Member and Director for Mobile Holding Properties, LLC in Atlanta, Georgia. From January 2021 to the present, Mr. DaVella has served as a Board Member and Director for NorthStar Security Holdings in Phoenix, Arizona. From April 2020 to the present, Mr. DaVella has served as COO and CEO of AURA Ventures in Las Vegas, Nevada. From April 2019 to January 2020, Mr. DaVella served as the VP of Finance of The Alkaline Water Co. in Scottsdale, Arizona. From May 2017 to March 2019, Mr. DaVella served as Chief Financial Officer of NanoFlex Power Corp. in Scottsdale, Arizona. From February 2016 to May 2017, Mr. DaVella served as the Chief Financial Officer for Amazing Group, Inc. in Houston, Texas. From March 2016 to May 2017, Mr. DaVella served as the Chief Financial Officer for Amazing Lash Studios Franchise, LLC in Houston, TX. Since August 2015, Mr. DaVella has been the owner of Katherine’s Lashes, LLC in Chandler, AZ, which is a franchisee of Amazing Lash Studios. James Amos – Director Mr. Amos became a member of the Board of Directors for The Joint Corp. in September 2015. Mr. Amos has served on the Board of Mortgage Contract Services in Flower Mount Texas since January 2017. From February 2015 to July 2017, Mr. Amos served as the President and CEO of the National Center for Policy Analysis in Dallas, Texas. From February 2014 to the present, Mr. Amos has served as Principal of Eagle Alliance Investments, LLC in Dallas, Texas. From February 2009 to the present, Mr. Amos has been the Chairman of Agile Pursuits franchising a wholly owned subsidiary of Proctor and Gamble, in Cincinnati, Ohio. From January 2001 to the present, Mr. Amos has also served on the Board of Directors for the International Franchise Association in Washington, D.C. Suzanne M. Decker- Director Ms. Decker became a member of the Board of Directors for The Joint Corp. in May 2017. Since April 2017, Ms. Decker has served as the Chief Human Resource Officer for Aspen Dental management Inc. (ADMI) in Syracuse, NY. From June 2015 to April 2017, Ms. Decker served as the Senior Vice-President of Human Resources for ADMI in Syracuse, NY. Abe Hong- Director Mr. Hong became a member of the Board of Directors for The Joint Corp. in Directors June 2018. August of 2017 to February of 2020, Mr. Hong served as the Executive Vice President and Chief Information Officer of Discount Tire in Scottsdale, Arizona. From November 2012 to August 2017, Mr. Hong served as the Senior Vice President and Chief Information Officer at Red Rock Resorts in Summerlin, Nevada. Glenn Krevlin- Director Mr. Krevlin became a member of the Board of Directors for The Joint Corp. in May 2019. Since Jan. of 2001 Mr. Krevlin has served as Founder and Managing Partner of GLENHILL Capital in New York, New York.

10 ITEM 3 LITIGATION Andrew Franklin v. Herman Miller, Inc., et al, Case No. 653370/2020, filed on July 7, 2020 in the Supreme Court of New York: Commercial Division. This lawsuit involves one of our Directors, Glenn Krevlin, but is unrelated to us, our System or our franchisees. The Plaintiff, Andrew Franklin, filed suit against Herman Miller, Inc., HM Catalyst, Inc., Brian Walker, Hezron Timothy Lopez, Gregory Bylsma, David Lutz, Mary Vermeer Andringa, David Brandon, Douglas French, The Estate of J. Barry Griswell, Sr., John R. Hoke III, Lisa Kro, Heidi Manheimer, Dorothy Terrell, David Ulrich, Michale Volkema, Glenhill Advisors LLC, Glenhill Capital LP, Glenhill Capital Management LLC, Glenhill Concentrated Long Master Fund LLC, Glenhill Special Opportunities Master Fund LLC, John Edelman, Glenn Krevlin, John McPhee, William Sweedler, Seth Shapiro, Lorraine Disanto, Windsong DB DWR II, LLC, Windsong DWR, LLC, Windsong Brands, LLC, Foley & Lardner LLP, Kevin Makowski, Carl Kugler, Ellenoff Grossman & Schole LLP, Douglas Ellenoff, Richard Baumann, Matthew Gray, Joshua Englard, Financo LLC, and Lee Helman (“Defendants”). The Plaintiff is a minority shareholder in Design Within Reach (“DWR”). The Plaintiff claims that, following a change of control of DWR, Mr. Krevlin and other Defendants engaged in certain misconduct and tactics to deprive DWR minority shareholders of stock issuance and stock value by: (1) approving a self-dealing, underpriced, dilutive stock issuance; (2) approving a void issuance of DWR common stock based on purported conversion of non-existent shares of preferred stock; and (3) engaging in tactics resulting in Defendant’s obtaining a disproportionate share of the value of DWR when DWR was sold in 2014. The Complaint alleges and seeks: (1) equitable accounting and erroneous closing price per share; (2) breach of fiduciary duty of loyalty: (3) fraud; (4) aiding and abetting breach of fiduciary loyalty; (5) aiding and abetting fraud; (6) rescissory damages; (7) declaratory judgments; and (8) inter alia, judgment for Plaintiff for all losses and damages sustained as a result of the wrongs alleged. The lawsuit is pending. Of note, a prior lawsuit was filed by Andrew Franklin and Charles Almond (as Trustee for the Almond Family 2001 Trust) (‘Plaintiffs’) on December 19, 2014 in the Court of Chancery of the State of Delaware (Case No. 10477-CB) against Glenhill Advisors LLC, Glenhill Capital LP, Glenhill Capital Management LLC, Glenhill Concentrated Long Master Fund LLC, Glenhill Special Opportunities Master Fund LLC, John Edelman, Glenn Krevlin, John McPhee, William Sweedler, Windsong DWR, LLC, Windsong Brands, LLC, Herman Miller, Inc., and HM Catalyst, Inc. (‘Defendants’). On August 17, 2018, the Court of Chancery issued a Memorandum Opinion, entering a judgment in favor of all Defendants and against Plaintiffs on all claims. The Plaintiff subsequently filed the suit described above. Carmel Mountain et al. v. The Joint, Case No. 01-15-0004-1604 (arbitration demand filed on July 7, 2015; dismissed with prejudice on December 20, 2016). Six former and/or current franchisees (Carmel Mountain The Joint Enterprises, Inc., Carmel Valley The Joint Enterprises, Inc., Carmel Valley The Joint Enterprises, Inc., Funny Bones, LLC, Global Family Enterprises, LLC; Menifee The Joint Enterprises, Inc., Poway The Joint Enterprises, Inc., R&D Management Solutions, LLC; Rancho Bernado The Joint Enterprises, Inc., Timothy Reed and Jamey Jacquemond, Santee The Joint Enterprises, Inc., SJD Corp., Solano Beach The Joint Enterprises, Inc., and Southern California The Joint Enterprises, Inc., ‘Claimants’) filed a Demand for Arbitration against The Joint Corp. alleging breach of contract, breach of implied covenant of good faith and fair dealing, wrongful termination, fraud, promissory fraud, negligent misrepresentation, and claims under or arising out of violations of Section 31300, 31301, 31201 and 31202 of the California Franchise Investment Law. The Joint Corp. vigorously denied liability for all of Claimants' claims and asserted counterclaims against each Claimant for breach of contract, breach of guaranty, among other claims, and sought a declaratory judgment that termination was proper because Claimants failed to adhere to the development schedules in their respective 11 franchise agreements. The Joint Corp., through its counterclaim, sought damages for each unopened license, in accordance with the terms of the parties’ franchise agreements. The parties entered into a settlement agreement dated December 12, 2016, in which they each disclaimed any liability as to the respective claims and counterclaims, and mutually agreed that it was in their best interests to resolve their differences through settlement rather than arbitration. Under the terms of the settlement, The Joint Corp. agreed to the following: 1) to pay the Claimants the sum of $800,000, $600,000 of which was paid by The Joint Corp.'s insurance carrier and $100,000 of which was paid through the issuance of $100,000 worth of shares of common stock in The Joint Corp. to Claimants and their counsel; and 2) to waive, for a limited time, the transfer fees that would otherwise be due to The Joint Corp. if the Claimants elect to sell any of their currently-operating franchises. The parties also agreed to exchange mutual general releases. The arbitration was subsequently dismissed with prejudice, based on the parties’ stipulation, on December 20, 2016. Except for the 2 actions listed above, no litigation is required to be disclosed in this Item. 12 ITEM 4 BANKRUPTCY Eric J. Simon, our Vice President of Franchise Development, filed as an individual for protection under Chapter 7 of the U.S. Bankruptcy Code (U.S. Bankruptcy Court, Eastern District of Virginia, Case No. 14-12082-RGM) on May 31, 2014, due to the closing of a restaurant in San Diego, CA and the resulting inability to make payments on an associated lease agreement. The case was discharged on September 15, 2014. No other bankruptcy information is required to be disclosed in this Item. 13 ITEM 5 INITIAL FEES Development Fee You must pay us an initial Regional Developer development fee (“the Development Fee”) upon signing your RDA. The fee will vary depending on a number of factors, including the size of the Development Area and the potential number of Location Franchises that the Development Area may contain, but we expect these fees to range from $150,000 to $500,000. We do not apply any part of this fee toward the initial franchise fees due for any Location Franchises you may own or operate. As a Regional Developer, you must open at least one (1) Location Franchise. You will be required to sign our current form of Franchise Agreement and pay us our then-current initial franchise fee at the time you execute your RDA, the amount of which is set forth in the FDD for Location Franchises. The Development Fee and the initial franchise fee for your Location Franchise must be paid by wire transfer, cash or certified funds when you sign the RDA. The Development Fee is uniform for all Regional Developer Businesses we offer through this Disclosure Document. However, we reserve the right to modify the Development Fee in the future to reflect the changing costs of doing business and changes in the value of a Regional Developer Business. We may also discount the Development Fee: (i) if a Regional Developer purchases multiple Development Areas, depending on the number of Development Areas purchased and their geographic locations; (ii) if we are unable to locate a Regional Developer in a particular region we consider desirable; or (iii) based on other subjective factors we deem important to the System. In 2019, we charged Development Fees ranging from $91,741 to $522,252. We incur significant administrative and other expenses in appointing you as a Regional Developer, including training costs, attorneys’ fees for preparing your RDA, and expenses related to our lost or deferred opportunities to enfranchise others. As a result, the Development Fee is not refundable under any circumstances. Magnify Mapping Software Fee You have the option, but not the obligation, to utilize our recommended Magnify territory mapping software. If you choose to do so, you must: (i) sign the Magnify License Agreement, the current form of which is attached to this Disclosure Document as Exhibit G – 3; and (ii) pay us an $800 annual licensing fee, with the first payment due at the time you acquire the license. We remit 100% of the annual licensing fee to the third-party licensor of the software. The annual fee may change from time to time based on changes to the pricing charged by the licensor. The annual incensing fee is uniformly imposed and nonrefundable.

## ITEM 6

## OTHER FEES

| Fee (1) | Amount | Due Date | Remarks |
|---|---|---|---|
| Transfer Fee | $10,000 per transfer | Before Transfer | No fee if RDA is transferred to legal entity that you control. |
| Renewal Fee | The greater of: a) 10% of the Royalties we actually receive and pay to you during the 12 consecutive months immediately preceding the date of the notice of renewal; or b) 25% of the original Development Fee for your Development Area | Before Renewal | None |
| Franchise Recruitment Advertising and Marketing Expenditures | Not less than $750 per month or $9,000 per year per Development Area (we may increase the required amount by up to 25% per year) | Monthly or annually | If you fail to spend any portion of these required monies, we may deduct the unspent amount from your Royalty payments and spend these funds on your behalf for Location Franchise solicitation advertising, so long as we have notified you of your failure and provided you 30 days to cure it. |
| Technology Fee | Varies | Monthly or Annually (varies by fee) | See Note 2 for a description of the current fees. |
| Costs and Attorneys' Fees | Our actual costs. | As incurred | Payable if your default under your RDA results in us incurring legal expenses. |
| Indemnification | Our actual costs | As incurred | You must indemnify us and related parties for claims involving the operation of your business. |
| Training Fees and Expense Reimbursements | Varies | As incurred | See Note 3. |
| Insurance (4) | Amount of unpaid premiums and related costs | On demand | Payable only if you fail to maintain required insurance coverage and we pay premiums for you. |
| Model Defense Costs (5) | 50% of the incurred cost | As incurred | Payable to us and/or 3rd party |

<u>Explanatory Notes:</u>

1. All fees are non-refundable, imposed by and payable to us, unless otherwise indicated. Your payments to us are effectuated by the use of pre-authorized electronic transfers from your operating account that we will process when any payment is due. We also may deduct amounts you owe use from Royalty payments and

14

commissions due under the RDA.

2. You must acquire and utilize all information and communication technology systems that we specify from time to time (the "Technology Systems"). Our required Technology Systems may include computer systems, webcam systems, telecommunications systems, security systems, disclosure systems, electronic signature systems and similar systems, together with the associated hardware, software (including cloud-based software) and related equipment, software applications, mobile apps and third-party services relating to the establishment, use, maintenance, monitoring, security or improvement of these systems. Certain components of the Technology Systems must be purchased or licensed from third party suppliers. We and/or our affiliate may develop proprietary software, technology or other components of the Technology Systems that will become part of our System. If this occurs, you agree to pay us (or our affiliate) commercially reasonable licensing, support and maintenance fees. We also reserve the right to enter into master agreements with third party suppliers relating to any components of the Technology Systems and then charge you for all amounts that we must pay to these suppliers based upon your use of the software, technology, equipment, or services provided by the suppliers. The "technology fee" includes all amounts that you must pay us or our affiliates relating to the Technology Systems, including amounts paid for proprietary items and amounts that we collect from you and remit to third-party suppliers based on your use of their systems, software, technology or services. The amount of the technology fee may change based upon changes to the Technology Systems or the prices charged by third-party suppliers with whom we enter into master agreements. The technology fee does not include any amounts that you directly pay to third party suppliers for any component of the Technology Systems. As of the issuance date of this Disclosure Document, we charge the following technology fees: (i) a monthly fee for access to our virtual private network ($50 per month): (ii) a monthly licensing fee paid to FranConnect for your contact management system ($75 per month plus additional $25 per month per additional license); and (iii) an annual licensing fee for our recommended Magnify mapping software ($800 per year), if you choose to utilize this software. At this time, we do not retain any portion of any licensing fees that we collect and remit to third-party licensors, such as FranConnect.

3. We do not charge you any training fees, or require reimbursement of any of our expenses, for the pre-opening initial training program that we conduct. If we must train any of your replacement staff after completion the our pre-opening initial training program, we will not charge you any training fee as long as we have additional space available in a regularly scheduled training class. If we must arrange a specially scheduled session to train your replacement staff, we may charge you a training fee of up to $1,000 per person. Training for replacement staff will only be conducted for a general manager or key associate in the case of a Regional Developer Business.

If you request our trainers to travel, or if they must travel to give you training (other than for on-site assistance that we may provide during the pre-opening and grand opening period as part of the services covered by your initial fees described in Item 5), then you must pay us the then-current per diem charges for those trainers and must reimburse us for the trainers' actual and reasonable travel, lodging and meal expenses.

For all training sessions, seminars and conferences, you will bear the cost of salaries, benefits, travel, lodging, meals and other related expenses for all your attendees.

4. If you fail to pay the premiums for insurance required to operate your franchise, we may obtain insurance for you and you will be required to reimburse us within 10 days of receipt of a demand for reimbursement from us. We will have the right to debit your account the amounts owed to us for such premiums if you fail to pay us within 10 days of our request for reimbursement.

5. You must pay us, on demand, 50% of documented Model Defense Costs (the "RD Expense Share"). "Model Defense Costs" means documented third-party expenses (including attorneys' fees and applicable court or expert witness costs) incurred by the Company to defend threats to The Joint business model in the Development Area arising from newly enacted or proposed, revised or otherwise amended restrictions, legislation, rules, ordinances, and other administrative, state, or governmental actions attempted to be put in place at the Federal, State, County, or local level governing all or a portion of the Development Area, including potential actions by the applicable state Chiropractic Board or similarly named entity that governs Chiropractic practice in all

15

or a portion of the Development Area. The RD Expense Share shall be due upon demand from the Company, so long as the demand includes documentation of all third-party costs and expenses incurred and paid by the Company that comprise the Model Defense Costs (the "Expense Notice").

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ITEM 7

ESTIMATED INITIAL INVESTMENT

| YOUR ESTIMATED INITIAL INVESTMENT |
| --- |

| Type of Expenditure (1) | Amount | | Method of Payment | When Due | To Whom Payment is Made |
|---|---|---|---|---|---|
| | Low | High | | | |
| Development Fee | $150,000 | $500,000 | Lump sum | Upon signing RDA | Us |
| Office Space (2) (1st 3 months) | $0 | $4,500 | As agreed | As incurred | Third Parties |
| Deposits (2) | $0 | $1,500 | As agreed | As incurred | Third Parties |
| Franchise Recruitment Advertising and Marketing (1st 3 months) | $2,250 | $2,250 | As agreed | As incurred | Third Parties |
| Travel and Related Expenses for Initial Training (3) | $600 | $1,900 | As agreed | As incurred | Third parties |
| Errors and Omissions Insurance (4) | $5,000 | $10,000 | As agreed | As incurred | Third Parties |
| Vehicle Lease (5) (1st 3 months) | $0 | $2,250 | As agreed | As incurred | Third Parties |
| Professional service fees (6) | $500 | $5,000 | As agreed | As incurred | Third Parties |
| Computer Equipment/Software/ Printer (7) | $0 | $2,000 | As agreed | As incurred | Third Parties |
| Technology Fees (7) | $375 | $1,450 | As agreed | Some fees due monthly others due annually | Us |
| Filing and registration costs for Regional Developer (8) | $2,500 | $5,500 | As agreed | As incurred | Third Parties |
| Additional funds (9) (1st 3 months) | $5,000 | $15,000 | As agreed | As incurred | Third Parties |
| TOTAL ESTIMATED INITIAL INVESTMENT (10)(11) | $166,225 | $551,350 | | | |

Explanatory Notes:

1. Unless otherwise stated in Item 5 or 6, or as otherwise negotiated with 3rd party suppliers, these expenses are non-refundable. We do not offer financing for any of these expenses.

2. This expense will vary depending on whether you utilize your home for your Regional Developer Business or you rent office space for your Area Developer business. It will also vary greatly on the amount of useable square feet you will require to operate Regional Area Developer Business and the office rent rates in your market area. Generally, the additional office space you will require initially is 1 to 2 offices. If you decide to operate from a leased premise, you may be required to pay deposits for utilities. The amount of these deposits will vary depending on the practices of the utility companies and whether any impact or hook-up fees are required.

3. This expense is a projected estimate of the travel expenses incurred by you and your employees to attend

17

18 the Regional Developer training. It does not include any wages or salaries. 4. All Regional Developers are required to obtain Errors and Omissions insurance in the minimum amount of $1,000,000, which ranges in cost from $5,000 to $10,000. 5. You may be required to purchase or lease a vehicle to conduct franchise sales activities. If you decide not to utilize your own vehicle, we estimate it will cost you approximately $750 per month to cover the cost of your vehicle, tax, title, and licensing. 6. You may wish to retain the services of an attorney and other consultants to assist you in forming your business entity and in purchasing and establishing your Regional Developer Business. We encourage you to consult with independent legal counsel concerning the chiropractic laws of the state(s) in which your potential Development Area will be located so that you are aware of the requirements that will apply to the Location Franchises within your Development Area. The cost of these services will vary depending on the different services providers. 7. Although you are not required to purchase any particular computer system to operate your Regional Developer Business, you will need a computer and printer and have access to a broadband Internet connection in order to operate your Regional Developer Business. If you do not already have such equipment, we estimate that the cost of obtaining a computer and printer will be no more than $2,000; however, this cost may vary greatly depending on what type of computer and printer you purchase. During the first 3 months of operation, you must pay us the various technology fees discussed in Item 6, including: (i) FranConnect fees estimated to range from $225 to $450; (ii) Virtual Private Network fees estimated to range from $150 to $200; and (iii) the optional $800 annual licensing fee for the Magnify mapping software. The high estimate assumes you choose to license the Magnify mapping software within the 1st 3 months of operation while the low estimate assumes you choose not to do so. 8. If the laws within your Development Area require you to be registered prior to undertaking your franchise development activities as required by the RDA, there will be certain costs associated with this registration, including registrations fees. Registration fees vary from state to state. 9. You may need these additional funds to operate your Regional Developer Business during the initial 3 months of operation. You may need additional funds at or near the higher estimate, or even exceeding the higher estimate. All expenses for a Regional Developer business will vary depending on the location of the business, the size of your Development Area, and your Minimum Development Obligation. We relied on our management team’s experience in franchising other businesses and from experience with our current Regional Developers to develop the estimate of Additional Funds. 10. We encourage you to make a diligent investigation of the Regional Developer Business opportunity. You should contact the Regional Developers listed on Exhibit E, and consult appropriate business advisors, like attorneys or accounts who are qualified to assist you in carefully evaluating these figures, before you make any decision to purchase a Regional Developer Business from us. 11. We relied on our management team’s experience in franchising other businesses and from experience with our current Regional Developers to develop these estimates. You should review these figures carefully with your business advisor(s), and should speak to our existing Regional Developers, before making any decision to purchase a Regional Developer Business. In addition to these costs, you must also develop and operate a minimum of 1 Location Franchise. Information about the initial investment to open a Location Franchise is found in our separate FDD for Location Franchises. These figures may vary considerably in other parts of the United States. Your actual investment and expenditures may vary from the above estimates depending on many factors including where your site is situated, the size of your Development Area and your management capabilities. In addition, your costs will depend on factors such as: your compliance with our methods and procedures; your management skill; your business experience and business acumen; local economic conditions; the prevailing wage rate; and the growth of your business. 19 ITEM 8 RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES Approved Suppliers You must purchase specified products and services relating to or for the operation of your Regional Developer Business solely from suppliers (including distributors, manufacturers, and other sources) who have been approved in writing by the Company. You are not allowed to purchase any of these products or services from an unapproved or alternate supplier. When selecting suppliers, we consider all relevant factors, including the quality of goods and services, service history, years in business, capacity of supplier, financial condition, terms and other requirements consistent with other supplier relationships. However, the Company does not have any specific written criteria for supplier selection and does not intend at this time to prepare one. Therefore, the Company will not furnish its criteria for supplier approval to you. We maintain written lists of required products (by brand name and/or by standards and specifications) and lists of approved suppliers for those items. All such products and approved vendors for our required products and services will be listed in the Manual for RDs, which must always be followed, even as modified and updated by the Company. Currently, we do not require our RDs to purchase any products, supplies or equipment from or through us other than: (i) the license to access our Virtual Private Network; and (ii) the FranConnect software that our Regional Developers must use. We are also an approved supplier for the Magnify mapping software, which is optional. We reserve the right to periodically re-inspect the facilities and products of any approved supplier, and revoke our approval if the supplier does not continue to meet any of our criteria. If we revoke our approval of a supplier, we will notify you by email and the change will become effective immediately upon notice from us. Specifications and Standards You must purchase certain products, supplies and equipment under specifications and standards that we periodically establish either in the RDA, Manual for RDs, or other notices we send to you from time to time. These specifications are established to provide standards for performance, durability, design and appearance. We will notify you whenever we establish or revise any of our standards or specifications, or if we designate approved suppliers for products, equipment or services, in each case at least 30 days prior to the effective date of the change. We may notify you of these changes electronically or by email. Currently, we have a designated supplier (FranConnect) which Regional Developers must use for their contact management system for franchise leads. We currently require that you license the FranConnect software through us. Our Involvement with Suppliers While we and our affiliates currently have received no revenue or other consideration from suppliers in consideration for other goods or services that we require or advise you to obtain from approved suppliers, we reserve the right to do so in the future. No franchisor officer owns an interest in any supplier. We anticipate that any revenue or other consideration received would probably include promotional allowances, volume discounts, and other payments, and would probably be equal to 0% to 10% of the amount of the goods or services you purchase from the supplier. We expect that at least some of these arrangements will generally allow us to obtain discounts off standard pricing, and pass at least a portion of the savings on to you. There currently are no purchasing and distribution cooperatives. In 2019, we generated total revenues of $48,450,900. In 2019, we generated $16,050 in revenues from purchases and leases made by regional developers, which is less than 1% of our total revenues. The $16,050 in revenues consist of monthly fees for FranConnect that we collected from regional developers. We may, but need not, negotiate purchase agreements with suppliers (including pricing) for certain equipment, supplies, and other items leased or purchased by Regional Developers. As of the issuance date of this Disclosure Document, we have negotiated a purchase agreement (including pricing terms) for the optional Magnify mapping software. You may purchase such equipment or supplies from such designated suppliers or from any approved supplier on such terms as you negotiate. The Manual for RDs contains details relating to such purchases. Currently, 20 we do not require you to purchase any particular equipment or supplies to operate a Regional Developer Business. Effects of Compliance and Noncompliance You must comply with our requirements to purchase or lease real estate, goods, and services according to our specifications and/or from approved suppliers to be eligible to renew your franchise. Failure to comply with these requirements will render you ineligible for renewal, and may be a default allowing us to terminate your franchise. We do not provide any other benefits to you because of your use of designated or approved services and products, or suppliers. Insurance Specifications Before operating your Regional Developer Business, you must obtain Errors and Omissions insurance in the minimum amount of $1,000,000, naming the Company as an additional insured. We may increase these limits or have new types of coverage added at any time after giving you notice. You must maintain this insurance coverage, as required by your RDA, from a responsible carrier. Our current insurance requirements are summarized in the Manual for RDs. A certificate of insurance must be provided to us within 90 days of the execution date of the Regional Developer Agreement. Advertising Specifications You must obtain our approval before you use any advertising and promotional materials, signs, forms and stationary prior to their proposed use. We may require you to purchase certain advertising and promotional materials, brochures, fliers, forms, business cards and letterhead from approved vendors only. Further, you must not engage in any advertising of your Regional Developer Business unless we have previously approved the medium, content, method and provider. Records All of your bookkeeping and accounting records, financial statements, and all reports you submit to us must conform to the requirements set forth in Sections 6.11 and 6.12 of the RDA, as well as those contained in our Manual for RDs. Computer-Related Equipment and Software You are not required to purchase any particular computer system, operating software (except as discussed below), or hardware to operate your Regional Developer Business. However, you will be required to use a computer and printer to operate you, and need to have access to a broadband Internet connection in order to operate your Regional Developer Business. You will be required to use our designated contact management system for managing franchise leads. We currently require that you use FranConnect for your lead management system. The cost associated with FranConnect is $75/month plus an additional $25 per month per additional license, which currently must be paid to us (we pay this fee to FranConnect and do not retain any portion). You have the option, but not the obligation, to utilize our recommended Magnify mapping software for purposes of mapping franchise territories. If you choose to use this software, you must pay us an annual licensing fee of $800 per year for this software. We remit this sum to the third-party licensor of the software. Disclosure Document for Location Franchises You must ensure that a copy of our FDD for Locations is disclosed (or re-disclosed, when there are updates or supplements) to each potential Franchisee. We will provide you with one copy of the FDD for Locations, although it is copyrighted, and you will not be licensed to reproduce it yourself without our prior written authorization. 21 ITEM 9 FRANCHISEE'S OBLIGATIONS This table lists your principal obligations under the Regional Developer Agreement and other agreements. It will help you find more detailed information about your obligations in these agreements and in other items of this Disclosure Document. Obligations Section in Regional Developer Agreement Disclosure Document Item (a) Site selection and acquisition/lease Sections 2.2, 5.3 and 5.9 of RDA Item 11 (b) Pre-opening purchases/leases Sections 6.5 and 7 of RDA Items 5, 7 and 8 (c) Site development and other pre- opening requirements No provision of RDA Items 7, 8, and 11 (d) Initial and ongoing training Sections 5.1 and 5.6 of RDA Item 11 (e) Opening Section 2.2 of RDA Item 11 (f) Fees Sections 2.1, 4.2, 5.1, 5.2, 5.4, 5.9, 6.5, 6.7, 6.12, 6.13, 7, 11.3,15.2 and 15.15 of RDA Items 5, 6 and 7 (g) Compliance with standards and policies Sections 5.2 and 6 of RDA Items 11 and 16 (h) Trademarks and proprietary information Sections 9 and 10 of RDA; and Confidentiality Agreement (Exhibit G-1) Items 13 and 14 (i) Restrictions on products/services offered Section 5.2(a) of RDA Item 16 (j) Warranty and Customer Service Requirements Section 6.1 of RDA None (k) Territorial Development And Sales Quotas Section 2.1 of RDA; Exhibit 2 of RDA Item 12 (l) On-going product/services purchases Sections 5.4, 5.8, and 6.5 of RDA Item 8 (m) Maintenance, appearance and remodeling requirements Section 5.6 of RDA None (n) Insurance Sections 6.5 and 6.6 of RDA Item 7 (o) Advertising Sections 2.1(k), 5.8, 6.7, 6.8, and 6.9 of RDA Items 6, 7, and 11 (p) Indemnification Section 15.2 of RDA Items 6, 13 and 17 (q) Owners Participation management/staffing Section 6.14 of RDA Items 11, 15 and 16 (r) Records/reports Sections 2.1(d), 5.10, 6.10, 6.11 and 6.12 of RDA Item 6 (s) Inspections/audits Section 5.7 of RDA Item 6 (t) Transfer Section 11 of RDA Items 6 and 17 (u) Renewal Section 4 of RDA Items 6 and 17

| Obligations | Section in Regional Developer Agreement | Disclosure Document Item |
|---|---|---|
| (v) Post-termination obligations | Section 13.3 of RDA | Item 17 |
| (w) Non-competition covenants | Section 12 of RDA | Item 17 |
| (x) Dispute resolution | Sections 14, 15.7, and 15.8 of RDA | Item 17 |
| (y) Guaranty | Section 11.7 of RDA | Item 15 |

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## ITEM 10

## FINANCING

We do not offer any financing for your initial investment. We do not guarantee your note, lease or other obligations.

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## ITEM 11

## FRANCHISOR'S ASSISTANCE, ADVERTISING, COMPUTER SYSTEMS, AND TRAINING

Except as listed below, we are not required to provide you any assistance.

Before your Regional Developer Business begins operations, we or our designee will:

1. We will provide the initial training program for Regional Developer Businesses for up to 3 attendees. Additional persons may attend initial Regional Developer training for no additional fee if space is available in an already scheduled training session. You must pay for all travel, entertainment, salaries, and benefits expenses of your staff. You must open your Regional Developer Business within 45 days after you receive your initial training from us, or 90 days after signing your Regional Developer Agreement, whichever occurs first. Some of the factors that may affect this time are completion of training, obtaining insurance and complying with local laws and regulations. (RDA – Section 5.1).

2. Lend to you one copy of our Manual for Regional Developers ("Manual for RDs"), which contains our mandatory and suggested specifications, standards and procedures for operating Regional Developer Businesses (RDA – Section 5.2). Exhibit C to this Disclosure Document sets forth the Table of Contents for our Manual for RDs, which is approximately 68 pages. We may modify the Manual for RDs periodically to reflect changes in System Standards, or as we deem appropriate. You may view our Manual for RDs at our corporate headquarters before purchasing your Regional Developer Business, but must first sign a Confidentiality/Non-Disclosure Agreement (Exhibit G-1) promising not to reveal any of the information contained in the Manual for RDs without our permission.

3. Prepare and/or register any disclosure documents or other documentation that must be prepared, amended, or registered for you to fulfill your responsibilities to solicit, recruit, and screen prospective Franchisees (RDA – Section 5.4). Federal and state franchise or business opportunity laws govern the sale and offering of Location Franchises, and may require the preparation, amendment, registration, or registration of all certain documentation and disclosures relating to the Location Franchises offered in your Development Area (the "Documentation") before you can solicit prospective Franchisees. While we will prepare and register all Documentation necessary for you to begin soliciting prospective Franchisees, you must provide us with any documentation or information we may need to prepare or register the Documentation, and will be responsible for all costs applicable to you. You must review and become fully familiar with all Documentation related to franchises sold in your Development Area. Before soliciting a prospective Franchisee, you must take reasonable steps to confirm that the information contained in the Documentation or other materials related to the offer or sale of Location Franchises is true, correct, and not misleading, or in violation of applicable state law related to registration of the Documentation.

4. Review and approve or disapprove your advertising, marketing, and promotional and/or website materials (RDA – Sections 6.8 and 6.9). See the remainder of this Item 11 for additional information about our advertising-related requirements and approval process.

Post-Opening Obligations:

After your Regional Developer franchise opens for business, we or our designee will:

1. Provide you with additional or refresher training programs (RDA – Section 5.1). You will be required to participate in periodic webinars and sales calls scheduled by us for Regional Developer Businesses. We will require you to attend up to 2 additional or refresher training courses each year at our corporate offices, or another location we designate. You may also be required to attend a national business meeting or convention of up to 3 days each year. We will determine the location, frequency, and instructors of these training programs. We may charge a training fee of up to $1,000 per person if we specifically arrange a training session for your

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replacement staff after opening (no fee is charged for replacement staff training if there is room available in an already scheduled training session). You must also pay for all travel, lodging, meal, and personal expenses related to your attendance and the attendance of your personnel.

2. Continue lending to you a copy of our Manual for RDs (RDA – Sections 5.2).

3. Provide you with general guidance though bulletins or other written materials (RDA – Sections 5.2 and 5.3).

4. If we agree to do so, provide you with additional or special guidance, training, or assistance that you request (RDA – Section 5.1). If you request our trainers to travel, or if they must travel to give you training (other than for on-site assistance that we may provide during the pre-opening and grand opening period as part of the services covered by your initial fees), then you must pay us the then-current per diem charges for those trainers and must reimburse us for the trainers' actual and reasonable travel, lodging and meal expenses.

5. As necessary, amend, maintain, or renew any Documentation and/or registrations necessary for you to continue to solicit prospective Franchisees (RDA – Section 5.4).

6. Approve or disapprove prospective Franchisees (the "Prospective Franchisees") recommended by you, and their proposed site locations (RDA – Section 5.5). You must advertise for, solicit, recruit, and screen Prospective Franchisees to purchase Location Franchises in your Development Area. You must investigate each Prospective Franchisee and its proposed Location Franchise site to determine if they meet our standards and policies. After ensuring that a Prospective Franchisee meets our standards, you may recommend to us the approval of the Prospective Franchisee. You must provide us with all information that we may request to evaluate your recommendation. We may approve or reject a Prospective Franchisee for any reason. If we disapprove any Prospective Franchisee, we will notify you in writing of our reasons for the disapproval. If we approve the Prospective Franchisee, you must provide the Prospective Franchisee with a copy of our then-current Franchise Agreement for the Prospective Franchisee to sign.

7. Review and approve or disapprove your advertising, marketing, and promotional and/or website materials (RDA – Sections 6.8 and 6.9). See the remainder of this Item 11 for additional information about our advertising-related requirements and approval process.

8. Pay you any compensation that you are owed under the RDA (RDA – Section 8).

9. Allow you to continue using our Marks and confidential information in operating your Regional Developer franchise (RDA – Sections 9 and 10).

10. Indemnify you against damages and expenses you incur in a trademark infringement proceeding disputing your authorized use of any Mark in compliance with the RDA (RDA – Section 9.5).

11. If we establish a local or regional advertising cooperative that covers all or any part of your Development Area, approve or disapprove any advertising, marketing, or promotional materials created by the cooperative (RDA – Section 6/7). See the rest of this Item 11 for additional information about the local and regional advertising cooperatives that we may create.

Advertising and Marketing

Advertising by You

You may develop, at your cost, advertising and promotional materials for your use, but may not use them until after we have approved them in writing. You must submit to us for our approval samples of all advertising and promotional materials not prepared or previously approved by us that you wish to use. We will not unreasonably withhold our approval. If you do not receive our written disapproval within 15 days from the date we receive the

25

26 materials, the materials will be deemed to have been approved. Any materials submitted to us for approval will become our intellectual property. (RDA – Section 10). You are required to contribute at least $750 per month or $9,000 per year for Franchise Recruitment Advertising and Marketing Expenditures in your Development Area. We may increase the required amount by up to 25% per year. We may require you to submit to corporate your yearly lead generation marketing plan for review and approval. While we currently have several advertising cooperatives for Franchisees, we do not have and do not plan on creating any Regional Developer advertising cooperatives. Advertising by Us We currently have an advertising fund ("Ad Fund") for our Location Franchises to accomplish those advertising and promotional programs we deem necessary or appropriate. However, we do not have and do not intend to create an Ad Fund for our Regional Developer Businesses. We are not required to spend any amount on advertising in your Development area. Training As of the date of this franchise disclosure document, we provide the initial training described below for Area Developers. Our initial training program is available to up to 3 attendees, including the Regional Developer’s Owners. Additional persons may attend initial Regional Developer training if space is available in an already scheduled training session. Before opening for business, the Regional Developer Owners and any others that will be directly involved in the operation of the Regional Developer Business must attend and complete the initial training program to our satisfaction. We provide this initial training free of charge to any attendees, however, you must pay the wages, food, lodging and travel expenses for all of your attendees. The initial training program will last for approximately 3 days, and will be conducted by us or our designee at our corporate headquarters in Scottsdale, Arizona, or another location we designate. Our initial Regional Developer training program currently includes the following: TRAINING PROGRAM Subject (1) Hours of Classroom Training (2) Hours of On the Job Training Location Orientation 2 0 Our corporate headquarters in Scottsdale, AZ Franchise Development, Real Estate, Design and Construction 16 0 Our corporate headquarters in Scottsdale, AZ Field Clinic Training 0 24 Training location we designate Clinic Management Training 8 0 Our corporate headquarters in Scottsdale, AZ Management Field Training 0 16 Training location we designate TOTAL HOURS 26.0 40.0 Explanatory Notes: 27 (1) Most of these subjects are integrated throughout the approximately 3-day training program (comprised of 26.0 hours of classroom training). We plan to be flexible in scheduling training. There currently are no fixed (i.e., monthly or bi-monthly) training schedules. (2) The instruction materials for our training programs include handouts, computer training, the Manual for RDs, the Manual for Franchise Locations, business plan templates, group discussions, and lectures. (3) Although the individual instructors of the training program may vary, all of our instructors have at least 2 years of experience in their designated subject area. The following are our main instructors: Eric Simon – Vice President of Franchise Sales and Development. Mr. Simon joined The Joint in November 2016 and has over 21 years of franchising experience with nationally recognized brands such as AAMCO Transmissions, Inc., Mail Boxes Etc./The UPS Store and FRANdata. He was also a franchisee and Regional Developer for Extreme Pita. Madelon Mulcahey Director of Regional Developer Services Ms. Mulcahey has been with The Joint since September 2015 and has 31 years of multi-unit sales and operations leadership in retail/health and wellness, and nationally recognized organizations including Starbucks, Nutrisystem, Medifast, Bluemercury, Sylvan Learning. Website You may not operate a website separate from our website. All franchise leads must be directed to www.thejointfranchise.com. We shall have the right, but not the obligation, to designate one or more web page(s) to describe Regional Developer. Such web pages(s) will most likely be located on our Website. Computer System You must purchase and use all Technology Systems that we designate from time to time. One component of our required Technology Systems is your “computer system”, which consists of a computer with broadband Internet connection, a printer, our required FranConnect software and any optional software you choose to utilize. We estimate the cost of purchasing a basic computer and any software you may use to operate your Regional Developer Business to range from $0 to $2,000, depending on whether you already have a computer and a printer. In addition to the cost of purchasing a computer and printer, you must also pay the monthly cost of: (i) maintaining high-speed internet access at your site (estimated to cost between $50 to $200 per month, or $600 to $2,400 per year, depending on the internet service provider); and (ii) accessing our virtual private network (estimated to cost $50 per month, or $600 per year). You must purchase and utilize FranConnect, which is our current contact management system for managing franchise leads to operate your Regional Developer Business. FranConnect is a web-based contact management system for new franchise leads, project management system for opening clinics, and provides operational administration support to help you in your Regional Developer role. It is also an internal communication tool where corporate and franchisees can speak. FranConnect fee is $75 per month ($900 per year) plus an additional $25 per month ($300 per year) for each additional license. We currently require that you pay the FranConnect fee to us as part of our technology fee. We remit these amounts to FranConnect. You have the option, but not the obligation, to use our recommended territory mapping software by Magnify. You may use this software to map out franchise territories in your development territory. If you choose to use this software, you must pay us an annual fee of $800 per year, which will be added to your technology fee. We remit all of this fee to the third-party licensor of the software. In exchange for this fee, the software licensor will provide all required maintenance, support and updates. 28 Except as disclosed above, (i) neither we nor any other party has any obligation to provide ongoing maintenance, repairs, upgrades or updates to your computer system; and (ii) we are not aware of any optional or required maintenance, updating, upgrading or support contracts relating to your computer system. Your computer system will collect and store data regarding the prospective and current franchisees in your Development Area, including franchise leads, franchisee contact information and operational data relating to the franchisees in your Development Area. You will enter this information into your computer system through FranConnect. We will have independent unlimited access to all data that you enter into FranConnect and there are no contractual limits imposed on our access. We will not have independent unlimited access to any other data you enter into or store on your computer system, although we may access this data as part of an inspection. We may change the computer system you must use from time to time, including hardware, software, Apps and other related technology. There are no limitations on the cost or frequency of these changes. We and/or our affiliate may develop proprietary software, technology or other components of the technology systems that we require Regional Developers to utilize. If this occurs you agree to pay us (or our affiliate) commercially reasonable licensing, support and maintenance fees. We also reserve the right to enter into master agreements with third-party suppliers relating to any components of the technology systems and then charge you for all amounts that we must pay to these suppliers based upon your use of the software, technology, equipment, or services provided by the suppliers. The “technology fee” includes all amounts that you must pay us or our affiliates relating to the Technology Systems, including amounts paid for proprietary items and amounts that we collect from you and remit to third-party suppliers based on your use of their systems, software, technology or services. The amount of the technology fee may change based upon changes to the Technology Systems or the prices charged by third-party suppliers with whom we enter into master agreements. The technology fee does not include any amounts that you directly pay to third party suppliers for any component of the Technology Systems. Our current “technology fee” includes the following fees: (i) the monthly fee for access to our virtual private network ($50 per month): (ii) the monthly licensing fee paid to FranConnect for your contact management system ($75 per month plus additional $25 per month per additional license); and (iii) the annual licensing fee for our recommended Magnify mapping software ($800 per year), if you choose to utilize this software. Periodic Review Inspections You must operate your Regional Developer franchise in accordance with the RDA and the Manual for RDs. We reserve the right to conduct period reviews or inspections of your Regional Developer Business operations to ensure that you are in compliance with your RDA, Manual for RDs, and our other written directives and standards. We may terminate your RDA if you do not operate your business in compliance with the RDA or the Manual for RDs. 29 ITEM 12 TERRITORY Your Development Territory Your RDA grants you an exclusive Development Area that generally will be defined by state or county boundaries, or fixed geographical boundaries such as rivers, streets or highways. There is no specific minimum or maximum size of geographic area that we will grant you as your Development Area. In determining the size of the Development Area, we will consider many factors including, but not limited to, the demographics within that geographic area, your capacity and ability to recruit and provide services within that geographic area, and the number of Location Franchises we believe can operate within the geographic area. We identify the Development Area, Development Schedule, and Development Fee before you sign the RDA. You may not operate your location franchise under the terms of your RDA at any location outside the Development Area and may not relocate your location franchise outside of your RDA business without our prior written consent. You may not operate your Regional Developer Business outside of your Development Area without our approval, which we may withhold in our sole discretion.You are not permitted to market or sell through alternative channels of distribution (such as the Internet, catalog sales, telemarketing or other direct marketing), either within or outside of your territory, without our prior written approval. If you are in compliance with your RDA, then we and our affiliates will not operate, establish, grant, or operate in your Development Area another Regional Developer Business offering Location Franchises, or any Location Franchises not required to be developed under your RDA. We will not modify your Development Area during the term of your RDA. If you intend to renew or transfer the RDA, and the then-current demographics of your Development Area have changed, then we may reduce the size of your Development Area on renewal or transfer. If we reduce the Development Area, we will give you or your transferee the option (as applicable) to develop the original Development Area. Reserved Rights Although we cannot operate, or allow others to operate, a Regional Developer Business within your Development Territory, we do reserve the following rights: (a) We expressly reserve the right to establish and operate, or grant others the right to establish and operate, Clinics that are located within Non-Traditional Sites that are located anywhere, including within your Development Area. A “Non-Traditional Site” means any site or channel that generates customer traffic flow that is independent from the general customer traffic flow of the surrounding area, including on or within the confines or premises of military bases, shopping malls or centers, stadiums, major industrial or office complexes, parking lots or structures, mobile vehicles, airports, hotels, resorts, school campuses, train stations, travel plazas, toll roads, casinos, hospitals, theme parks, and sports or entertainment venues. A “Non-Traditional Site” also includes the establishment and operation of a Clinic within a pre-existing business that does not operate under the Marks. For example, Clinics established within an urgent care center, retail store, or medical spa would qualify as Non- Traditional Sites. (b) We expressly reserve the right to grant Location Franchises and/or Regional Developer Business rights to others as follows: (i) in our sole and absolute discretion with regard to the Marks, outside of your Development Area, (ii) in our sole and absolute discretion with regard to products or services unrelated to the Marks, inside of your Development Area. (c) We expressly reserve the engage in an Acquisition, including acquisitions that involve competitive businesses located within your Development Area. An “Acquisition” means either (i) a competitive or non-competitive company, franchise system, network or chain directly or indirectly acquiring us, whether in whole or in part, including by asset or stock purchase, change of control, merger, affiliation or otherwise or (ii) us directly or indirectly acquiring another competitive or non-competitive company, franchise system, network or chain, whether in whole or in part, including by asset or stock purchase, change of control, merger, affiliation or otherwise. If we convert such business(es) to operate under the Marks, then for so long as such business(es) operate under the Marks within your Development Area: (i) you must provide support services to such business(es) and you will receive from us fifty percent (50%) of any royalties that we actually collect from such converted business(es); and (ii) any such converted business(es) shall count toward your Minimum Development Obligation.

Minimum Development Obligations

You must develop and operate a minimum of 1 Location Franchise and recruit Franchisees to develop and operate Location Franchises within your Development Area according to a Development Schedule. You must remain in compliance with all signed franchise agreements for Location Franchises you own to retain your protected Development Area rights. If you do not comply with the Development Schedule, or if any of your Location Franchises are terminated for any reason, we will have the right to terminate your RDA.

Right to Acquire Additional Territories or Franchises

You have no options, rights of first refusal, or similar rights to acquire additional geographic area to increase your territory size under the RDA or acquire additional Regional Developer franchises.

Restrictions on Your Sales and Marketing Activities

We may give you the opportunity to participate in the sale of other services through other distribution channels or to Franchisees in your Development Area. However, you may not participate in other services or areas of distribution without our prior approval.

You may solicit prospective Franchisees residing outside your Development Area but interested in opening a franchise within your exclusive Development Area without having to pay any special compensation to us or any other Regional Developer. Likewise, Regional Developer outlets owned by us, our affiliates (if applicable), or other Regional Developers may solicit prospective Franchisees residing in your Development Area but interested in opening a franchise in another Development Area without having to pay you any special compensation. You may not solicit prospective Franchisees for a Location Franchise located outside of your exclusive Development Area. We will forward to you any leads or referrals that we receive for prospective Franchisees interested in purchasing a Location Franchise in your Development Area, and you will be entitled to the compensation referred to in Item 1 and Item 11 only if these prospective Franchisees purchase a Location Franchise in your Development Area.

Competitive Businesses Under Different Marks

Currently, neither we nor any affiliate of ours intends to operate or franchise another business under a different trademark that sells products or services similar to the products or services offered by our Regional Developers. However, we reserve the right to do so in the future.

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## Item 13

## TRADEMARKS

The Company grants you the right and license to use the Marks and the System solely in connection with your Franchised Business. You may use our trademarks "The Joint®", "The Joint Chiropractic®, "The Joint… the chiropractic place®" and design and such other Marks as are designated in writing by the Company for your use. In addition, you may use them only in the manner authorized and permitted by the Company and you may not directly or indirectly contest the Company's ownership of or rights in the Marks.

We have applied for registration of the following Marks with the U.S. Patent and Trademark Office ("USPTO") on the Principal Register. At the appropriate times, we intend to renew the registrations and to file all appropriate affidavits.

| Mark | Serial Number | Application Date | Registration Number | Registration Date (Renewal Date) | Register |
|---|---|---|---|---|---|
| THE JOINT® | 86438936 | October 29, 2014 | 4723892 | April 21, 2015 | Principal |
| The Joint… the chiropractic place® | 85055984 | June 7, 2010 | 3922558 | February 22, 2011 (July 29, 2020) | Principal |
| THE JOINT CHIROPRACTIC® | 86389922 | September 9, 2014 | 5095943 | December 6, 2016 | Principal |
| THE JOINT ...the chiropractic place® | 85714193 | August 27, 2012 | 4323810 | April 23, 2013 | Principal |
| RELIEF. ON SO MANY LEVELS.® | 86436250 | October 27, 2014 | 4871809 | December 15, 2015 | Principal |
| WHAT LIFE DOES TO YOUR BODY, WE UNDO.® | 87530923 | 07-17-2017 | 5396012 | Feb. 06, 2018 | Principal |
| RELIEF RECOVERY WELLNESS® | 87530845 | July 17, 2017 | 5398367 | February 6, 2018 | Principal |
| PAIN RELIEF IS AT HAND® | 87530813 | July 17, 2017 | 5395995 | February 6, 2018 | Principal |
| YOU'RE BACK, BABY® | 88365744 | April 1, 2019 | 5940161 | December 17, 2019 | Principal |
| YOU'RE BACK, BABY® | 88594960 | August 27, 2019 | 6131833 | August 18, | Principal |

31

| Mark | Serial Number | Application Date | Registration Number | Registration Date (Renewal Date) | Register |
|---|---|---|---|---|---|
| | | | | 2020 | |
| BE CHIRO-PRACTICAL® | 87316382 | January 27, 2017 | 5313693 | October 17, 2017 | Principal |
| BACK-TOBER® | 87530975 | July 17, 2017 | 5571732 | September 25, 2018 | Principal |
| THE JOINT chiropractic | 88846194 | March 24, 2020 | Pending | Pending | Principal |
| THE JOINT chiropractic | 88867510 | April 10, 2020 | Pending | Pending | Principal |
| THE JOINT chiropractic | 88867833 | April 10, 2020 | Pending | Pending | Principal |
| DON'T DO PAIN. DO YOU. | 90522324 | February 10, 2021 | Pending | Pending | Principal |
| FEEL GOOD. LIVE GREAT. | 90522314 | February 10, 2021 | Pending | Pending | Principal |

All required affidavits have been filed.

32

There are no agreements currently in effect that significantly limit the Company's right to use or license the use of the Marks in a manner material to the franchise. The logo is part of the Company's Marks. With respect to the Marks, there are currently no effective material determinations of the USPTO, the Trademark Trial and Appeal Board, or any state trademark administrator or court, or any pending infringement, opposition, or cancellation proceeding.

We reserve the right to change the Marks you must use at any time. If this happens, you must comply with the change at your expense within a reasonable time after we notify you of the change.

The Company will indemnify against or reimburse for expenses you incur in defending claims of infringement or unfair competition arising out of your use of the Marks. You are required to notify the Company immediately when you become aware of the use, or claim of right to, a Mark identical or confusingly similar to our Marks. If litigation involving the Marks is instituted or threatened against you, you must notify the Company promptly and cooperate fully with the Company in defending or settling the litigation. The Company, at its option, may defend and control the defense of any proceeding relating to any Marks.

The Company has no actual knowledge of either superior prior rights or infringing uses that could materially affect a Franchisee's use of the Marks in any state.

33

## ITEM 14

## PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

### Patents Rights

The Company owns no rights in or to any patents or patent applications that are material to the franchise.

### Copyrights

The Company claims a copyright and treats the information in the Manuals as confidential trade secrets, but you are permitted to use the material as part of your Regional Developer Business. You must promptly tell us when you learn about unauthorized use of our copyright. We are not obligated to act, but will respond to this information as we deem appropriate. We have the exclusive right to control any proceeding or litigation alleging the unauthorized use of our copyrights. We have no obligation to: (i) indemnify you for any expenses or damages arising from any proceeding or litigation involving our copyrights; or (ii) participate in your defense if you are a party to an administrative or judicial proceeding involving our copyrights. At any time we may change our copyrighted items and you must comply with these changes at your expense within a reasonable time after notice from us. There are no infringements that are known by us at this time.

### Confidential Operations Manuals

Under the RDA, you must operate the Regional Developer Business in accordance with the standards, methods, policies, and procedures specified in the Manual for RDs. You will be loaned a copy of the Manual for RDs and Manual for Locations for the term of the RDA, when you have completed the initial training program to our satisfaction. You must operate your Regional Developer franchise strictly in accordance with the Manual for RDs, as it may be revised by the Company from time to time. You must at all times, treat the Manuals and the information in them, as well as any other materials created for or approved by use for the operation of your Regional Developer Business, as confidential, as required by the RDA. You must use all reasonable efforts to maintain this information as secret and confidential. You must not copy, duplicate, record or otherwise make them available to any unauthorized person. The Manuals will remain our sole property and must be returned in the event that you cease to be a Regional Developer franchise owner.

We may from time to time revise the contents of the Manual for RDs and Manual for Locations, and you must comply with each new or changed provision in the Manual for RDs. You must ensure that our Manuals are kept current at all times. In the event of any dispute as to the contents of the Manual for RDs, the terms of the master copies maintained by us at Company's home office will be controlling.

### Confidential Information

The Regional Developer requires you to maintain all Confidential Information of the Company as confidential both during and after the term of the Agreement. "Confidential Information" includes all information, data, techniques and know-how designated or treated by the Company as confidential and includes the Manuals. You may not at any time disclose, copy or use any Confidential Information except as specifically authorized by the Company. Under the Agreement, you agree that all information, data, techniques and know-how developed or assembled by you or your employees or agents during the term of the RDA and relating to the System will be deemed a part of the Confidential Information protected under the RDA. See Item 15 below concerning your obligation to obtain confidentiality and non-competition agreements from persons involved in the Regional Developer Business.

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## ITEM 15

## OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION OF THE FRANCHISED BUSINESS

Each of the individuals who hold an ownership interest in the Regional Developer Business ("Owner(s)") must personally participate in the direct operation of the Regional Developer Business. If as an Owner you do not personally participate in the direct operation of your Regional Developer Business on a full-time basis, then you are obligated to have a fully trained Manager operate the franchise. While we do not require that your Manager have an equity interest in the franchise, we believe that only a person with an equity interest can adequately ensure that our standards of quality and competence are maintained. The RDA requires that the Owner(s) of the Regional Developer Business be directly involved in the day-to-day operations and utilize your best efforts to promote and enhance the performance of the Regional Developer Business. While in most cases an Owner(s) will seek additional assistance for the labor-intensive portions of the business, we have built our reputation on Owner(s) participation and believe it is crucial for continued success.

Any Manager you employ at the launching of your franchise operations must complete the initial management-training course required by the Company. All subsequent Managers must be trained fully according to our standards by either the Regional Developer or the Company. However, the Company may charge a fee for this additional training unless the Manager attends one of our regularly scheduled training sessions.

Each Owner(s) must personally guarantee all of the obligations of the Regional Developer Business under the RDA. (See Exhibit 4 to the RDA - Owner's Guaranty and Assumption of Obligations)

At the Company's request, you must obtain and deliver executed covenants of confidentiality and non-competition from any Owner(s), any persons who have or may have access to training and other confidential information under the System. The covenants must be in a form satisfactory to us, and must provide that we are a third party beneficiary of, and have the independent right to enforce the covenants.

35

## ITEM 16

## RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

You must operate the Regional Developer Business in strict conformity with all prescribed methods, procedures, policies, standards, and specifications of the System, as set forth in the Manual for RDs and in other writings by the Company from time to time. You must use your Regional Developer franchise sales office only for the operation of the Regional Developer Business and may not operate any other business at or from such office without the express prior written consent of the Company.

The Company requires you to offer and sell only those goods and services that the Company has approved. The Company maintains a written list of approved goods and services in its Manual for RDs, which the Company may change from time to time.

You must offer all goods and services that the company designates as required for all franchises. In addition, the Company may require you to comply with other requirements (such as state or local licenses, training, marketing, insurance) before the Company will allow you to offer certain optional services.

We reserve the right to designate additional required or optional services in the future and to withdraw any of our previous approvals. In that case, you must comply with the new requirements. There are no express limitations on our right to designate additional or operational services; however, such services will be reasonably related to our franchise system or model.

We do not currently have any restrictions or conditions that limit access to customers to whom you may sell goods or services.

36

# ITEM 17

## RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

This table lists important provisions of the Regional Developer Agreement. You should read these provisions in the agreements attached to this Disclosure Document.

| THE FRANCHISE RELATIONSHIP | | |
|---|---|---|
| Provision | Section in Regional Developer Agreement | Summary |
| a. Length of the term of the franchise | Section 4 | 10 years. |
| b. Renewal or extension of the term | Section 4 | Your renewal rights permit you to remain a Regional Developer after the initial term of your Regional Developer expires. If you wish to do so, and you satisfy the required pre-conditions to renewal, we will offer you the right to 1 renewal term of 10 years. |
| c. Requirements for you to renew or extend | Section 4 | You must: have substantially complied with RDA; given notice of intent to renew; sign new RDA in our then current form which may include terms and conditions materially different from those in the original RDA, including (e.g., no further renewals, higher royalty fees, etc.); sign general release of claims against us and related parties (in a form satisfactory to us) (subject to state law); pay the applicable renewal fee; cure any defaults; and pay all amounts owed to us. |
| d. Termination by you | Section 13.1 | You may terminate the RDA due to a material default by us on our obligations and any grounds available at law. |
| e. Termination by us without cause | No provision | Not applicable. |
| f. Termination by us with cause | Section 13.2 | Only upon delivery of written notice to you. |
| g. "Cause" defined – curable defaults | Section 13.2(a)(i) and (ii) | 1) Except for certain specified types of defaults, you will have 60 days after our written notice of default with which to remedy any default under the RDA; and 2) you shall have 6 months to remedy you failure to comply with your Minimum Development Obligation under the RDA. |

37

| THE FRANCHISE RELATIONSHIP | | |
|---|---|---|
| h. "Cause" defined – defaults which cannot be cured | Section 13.2(b) | You 1) are adjudicated bankrupt or judicially determined to be insolvent; 2) you or any of your Owners allows a judgment against you or them in an amount of more than $50,000, 3) your assets are seized, taken over or foreclosed; 4) a levy of execution or attachment has been made upon the franchise rights granted by this agreement and is not discharged within 11 days of your receipt of notice of such levy; 5) any judgment is entered against us or our subsidiaries or affiliated corporations arising out of or relating to your operation of your business; 6) you abandon your business; 7) you receive 3 or more written notices of default from us within any period of 12 consecutive months concerning any material breach by you whether or not such breaches shall have been cured; 8) you or any of your Owners participates in in-term competition; 9) you or any of your Owners, officers or directors is convicted of or pleads guilty, or nolo contendere to a felony or any other crime or offense that is likely, in our reasonable business judgment, to adversely affect our reputation, the franchise system, the Marks or the goodwill of Marks; 10) you purport, threaten or take any action to make an assignment or transfer without our prior written consent; 11) you materially misuse the Marks; 12) your unauthorized use, disclosure, or duplication of the Confidential Information; or 13) you make any material misrepresentation in connection with the application for or performance under the RDA. |
| i. Your obligations on termination/non-renewal | Section 13.3 | You must: 1) cease to assist in the sale of The Joint® franchises, cease to use the system and Marks in any form, cease to hold yourself out as an Regional Developer of us and not use Marks in any business name; 2) pay all sums due to us; 3) submit such reports as we require; 4) return to us or to our designee the Manuals and any confidential or proprietary information; 5) surrender to us such stationery, printed matter, signs and advertising materials containing the Marks; 6) transfer, assign disconnect and forward the business telephone number, fax number, business Internet e-mail address and any other identifying information, listings or commercial holding out for your business to us or our designee; 7) transfer your "white" and "yellow" page telephone listings, references and advertisements and all trade and similar name registrations and business licenses and to cancel any interest which you may have in them; and 8) promptly take any action necessary to cancel any assumed name or equivalent registration that contain any of the Marks. |
| j. Assignment of contract by us | Section 11.1 | Fully transferable by us. |
| k. "Transfer" by you - defined | Section 11.2(b) | Transfer includes: any voluntary, involuntary, direct or indirect assignment, sale, or gift of the franchise; transfer of ownership, merger, exchange, issuance of additional ownership interests, redemption of ownership interests, or sale of exchange of voting interests in you (if you are a legal entity); transfer of interest in the RDA, you, the franchise, or its assets because of divorce, insolvency or dissolution, or operation of law; transfer because of the death of you or an owner of you; or any pledge of the RDA or ownership interest in you. |
| l. Franchisor approval of transfer by franchisee. | Section 11.2(b) | Any assignment or transfer without our approval is a breach of this Agreement and has no effect. |

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| THE FRANCHISE RELATIONSHIP | | |
|---|---|---|
| m. Conditions for our approval of transfer by you | Section 11.3 and 11.4 | You must pay all amounts owed to us; new owner assumes your obligations; new owner, its affiliates, and its owners do not have any interest in or work for a competitive business; new owner completes or agrees to complete initial training; new owners signs our then-current RDA and ancillary agreements; new owner has strictly complied with obligations to us and is not in default of those obligations; you pay us a transfer fee; you sign a transfer release (in a form satisfactory to us) (subject to state law); you do not identify yourself as current or former Franchisee of ours, or use any Mark. You may transfer the franchise and its assets to a newly formed legal entity principally controlled by you and your principals if the new entity operates the franchise and complies with the RDA, and you provide information about the transfer to us and the entities owners. |
| n. Our right of first refusal to acquire your business | Section 11.6 | We have 60 days to match any offer. If we exercise our right, you must sign our standard form of asset purchase agreement (attached to this Disclosure Document as Exhibit G-2). |
| o. Our option to purchase your business | Section 4.3 | At any time after 5 full years from the effective date of the RDA, we may purchase the business for a mutually agreed upon price. If the parties cannot agree on the price, the price will be established by a mutually agreed upon third-party valuation expert that the parties hire to determine the purchase price. If you do not follow the process or cooperate with the third party valuation expert in good faith, the purchase price will be $29,000 for each open franchise plus $7,250 for each unopened franchise for which a franchise agreement has been signed. |
| p. Your death or disability | Section 11.5 | Executor, administrator, or other representative must transfer interest of Franchisee or owner within 9 months of your or an owner's death or disability. All transfers are subject to provisions in RDA regulating transfers. |
| q. Non-competition covenants during the term of the franchise | Section 12.1 | Neither you, your principals, nor any immediate family members of you or them may perform services for or have any interest in any competitive business. |
| r. Non-competition covenants after the franchise is terminated or expires | Section 12.2 | Neither you, your principals, nor any immediate family members of you or them may perform services for or have any interest in any competitive business within the Development Area, the Development Area of any other Regional Developer, or within 25 miles of any Location Franchise, for 18 months. |
| s. Modification of the agreement | Section 15.11 | No modifications unless you and we both sign; we may amend Manual for RDs at any time. |
| t. Integration/merger clause | Section 15.11 | The RDA supersedes all prior agreements, representations, and promises. However, nothing in the RDA will have the effect of modifying or limiting the representations made in this Disclosure Document or any of its attachments or addenda. |
| u. Dispute resolution by arbitration or mediation | Section 14 | Except for certain claims, you and we must mediate all disputes in Maricopa County, Arizona (subject to state law). |
| v. Choice of forum | Section 15.8 | Maricopa County, Arizona (subject to state law). |
| w. Choice of law | Section 15.7 | Arizona law governs, except for matters regulated by the United States Trademark Act (subject to state law). |

39

## ITEM 18

## PUBLIC FIGURES

We do not use any public figure to promote the Regional Developer franchise.

40

## ITEM 19

## FINANCIAL PERFORMANCE REPRESENTATIONS

The FTC's Franchise Rule permits a franchisor to provide information about the actual or potential financial performance of its franchised and/or franchisor-owned outlets, if there is a reasonable basis for the information, and if the information is included in the Disclosure Document. Financial performance information that differs from that included in Item 19 may be given only if: (1) a franchisor provides the actual records of an existing outlet you are considering buying; or (2) a franchisor supplements the information provided in this Item 19, for example by providing information about possible performance at a particular location or under particular circumstances.

We do not make any representations about a franchisee's future financial performance or the past financial performance of company-owned or franchised outlets. We also do not authorize our employees or representatives to make such representations either orally or in writing. If you are purchasing an existing outlet, however, we may provide you with the actual records of that outlet. If you receive any other financial performance information or projections of your future income, you should report it to our management by contacting Eric Simon, VP of Franchise Sales and Development, The Joint Corp., 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260, telephone (480) 245-5960, the Federal Trade Commission, and any appropriate state regulatory agencies.

41

## ITEM 20

## OUTLETS AND REGIONAL DEVELOPER ("RD") INFORMATION

(Regional Developer Businesses*)

| TABLE 1 - SYSTEM-WIDE OUTLET SUMMARY FOR YEARS 2018 TO 2020 | | | | |
|---|---|---|---|---|
| Outlet Type | Year | Outlets at the Start of the Year | Outlets at the End of the Year | Net Change |
| Franchised | 2018 | 20 | 23 | +3 |
| | 2019 | 23 | 23 | 0 |
| | 2020 | 23 | 24 | +1 |
| Company-Owned | 2018 | 0 | 1 | +1 |
| | 2019 | 1 | 2 | +1 |
| | 2020 | 2 | 3 | +1 |
| Total Outlets | 2018 | 20 | 24 | +4 |
| | 2019 | 24 | 25 | +1 |
| | 2020 | 25 | 27 | +2 |

* Note: We ceased offering Regional Developer Businesses from February 2011 until approximately December 2013, and restarted offering them in November 2016.

| TABLE 2 - TRANSFERS OF OUTLETS FROM FRANCHISEES TO NEW OWNERS (OTHER THAN THE FRANCHISOR) FOR YEARS 2018 TO 2020 | | |
|---|---|---|
| State(s) | Year | Number of Transfers |
| Pennsylvania - Philadelphia | 2018 | 0 |
| | 2019 | 1 |
| | 2020 | 0 |
| Total | 2018 | 0 |
| | 2019 | 1 |
| | 2020 | 0 |

| TABLE 3 - STATUS OF FRANCHISED OUTLETS FOR YEARS 2018 TO 2020 | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| State | Year | Outlets at Start of Year | Outlets Opened | Termina-tions | Non-Renewals | Reacquired by Franchisor | Ceased Operations – Other Reasons | Outlets at End of Year |
| Alabama, Louisiana, Mississippi | 2018 | 0 | 1 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| California – Northern (Certain Counties) | 2018 | 1 | 1 | 0 | 0 | 0 | 0 | 2 |
| | 2019 | 2 | 0 | 0 | 0 | 0 | 0 | 2 |
| | 2020 | 2 | 0 | 0 | 0 | 0 | 0 | 2 |
| Colorado – Denver | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |

42

| TABLE 3 - STATUS OF FRANCHISED OUTLETS FOR YEARS 2018 TO 2020 | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| State | Year | Outlets at Start of Year | Outlets Opened | Termina-tions | Non-Renewals | Reacquired by Franchisor | Ceased Operations – Other Reasons | Outlets at End of Year |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Florida - Tampa, Orlando and South Florida | 2018 | 1 | 1 | 0 | 0 | 0 | 0 | 2 |
| | 2019 | 2 | 0 | 0 | 0 | 0 | 0 | 2 |
| | 2020 | 2 | 0 | 0 | 0 | 0 | 0 | 2 |
| Georgia - Atlanta | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Georgia – Savannah; S. Carolina – Augusta | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 1 | 0 | 0 |
| | 2020 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Illinois – Chicago | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Iowa, Nebraska, South Dakota | 2018 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2019 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2020 | 0 | 1 | 0 | 0 | 0 | 0 | 1 |
| Kentucky | 2018 | 0 | 1 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Maryland and D.C. | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Minnesota | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Missouri and Southern Illinois (Certain Counties in Each State) | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Nevada - Las Vegas | 2018 | 1 | 0 | 0 | 0 | 1 | 0 | 0 |
| | 2019 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2020 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Nevada – Reno and Utah (Certain Counties in Each State) | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Northern New Jersey | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |

43

| TABLE 3 - STATUS OF FRANCHISED OUTLETS FOR YEARS 2018 TO 2020 | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| State | Year | Outlets at Start of Year | Outlets Opened | Termina-tions | Non-Renewals | Reacquired by Franchisor | Ceased Operations – Other Reasons | Outlets at End of Year |
| North Carolina | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 1 | 0 | 1 |
| Ohio | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Oregon and Washington (Certain Counties in Each State) | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Philadelphia | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Tennessee | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Texas – Austin, Dallas, Houston, and San Antonio | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Texas, Oklahoma, Arkansas | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Virginia, West Virginia, Pittsburgh | 2018 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2019 | 0 | 1 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Washington | 2018 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 0 | 1 |
| Wisconsin (certain counties), Central Illinois | 2018 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2019 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2020 | 0 | 1 | 0 | 0 | 0 | 0 | 1 |
| Total | 2018 | 20 | 4 | 0 | 0 | 1 | 0 | 23 |
| | 2019 | 23 | 1 | 0 | 0 | 1 | 0 | 23 |
| | 2020 | 23 | 2 | 0 | 0 | 1 | 0 | 24 |

44

| TABLE 4 - STATUS OF COMPANY-OWNED OUTLETS FOR YEARS 2018 TO 2020 | | | | | | | |
|---|---|---|---|---|---|---|---|
| State | Year | Outlets at Start of Year | Outlets Opened | Outlets Reacquired From Franchisees | Outlets Closed | Outlets Sold to Franchisees | Outlets at End of Year |
| Georgia – Savannah; S. Carolina – Augusta | 2018 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2019 | 0 | 0 | 1 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 1 |
| Nevada | 2018 | 0 | 0 | 1 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 0 | 0 | 0 | 1 |
| | 2020 | 1 | 0 | 0 | 0 | 0 | 1 |
| North Carolina | 2018 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2019 | 0 | 0 | 0 | 0 | 0 | 0 |
| | 2020 | 0 | 0 | 1 | 0 | 0 | 1 |
| Total | 2018 | 0 | 0 | 1 | 0 | 0 | 1 |
| | 2019 | 1 | 0 | 1 | 0 | 0 | 2 |
| | 2020 | 2 | 0 | 1 | 0 | 0 | 3 |

| TABLE 5 - PROJECTED OPENINGS AS OF DECEMBER 31, 2020 | | | |
|---|---|---|---|
| State | Regional Developer Agreements Signed But Outlets Not Opened | Projected New Regional Developer Franchised Outlets in Next Fiscal Year | Projected New Company-Owned Outlets in the Next Fiscal Year |
| New York | 0 | 1 | 0 |
| Massachusetts | 0 | 1 | 0 |
| Michigan | 0 | 1 | 0 |
| New Jersey (Southern) | 0 | 1 | 0 |
| Total | 0 | 4 | 0 |

Exhibit E lists the names of all of our operating Regional Developer franchisees and their addresses and telephone numbers as of December 31, 2020. Exhibit E lists the Regional Developer franchisees who have signed Regional Developer Agreements for development areas which were not yet operational as of December 31, 2020, and also lists the name, city and state, and business telephone number (or, if unknown, the last known home telephone number) of every Regional Developer franchisee who had an outlet terminated, cancelled, not renewed, or otherwise voluntarily or involuntarily ceased to do business under a Regional Developer during the most recently completed fiscal year, or who has not communicated with us within 10 weeks of the issuance date of this disclosure document. If you buy this franchise, your contact information may be disclosed to other buyers when you leave the franchise system.

In some instances, current and former Regional Developer franchisees sign provisions restricting their ability to speak openly about their experience with The Joint Corp. You may wish to speak with current and former Regional Developer franchisees, but be aware that not all of those Regional Developer franchisees will be able to communicate with you.

There are no (i) trademark-specific franchisee organizations associated with the Regional Developer franchise system being offered that we have created, sponsored or endorsed or (ii) independent Regional Developer franchisee organizations that have asked to be included in this Disclosure Document.

45

46 ITEM 21 FINANCIAL STATEMENTS Attached to this Disclosure Document as Exhibit D are: 1) our consolidated audited financial statements for the fiscal years ended December 31, 2020 and 2019, which have been taken from Item 8 of our 10-K Annual Report for 2020; 2) our consolidated audited financial statements for the fiscal years ended December 31, 2019 and 2018, which have been taken from Item 8 of our 10-K Annual Report for 2019. . 47 ITEM 22 CONTRACTS The following agreements are attached to this Disclosure Document: Exhibit B Regional Developer Agreement (which includes the following exhibits) Exhibit G – 1 Confidentiality/Non-Disclosure Agreement Exhibit G – 2 Form of Asset Purchase Agreement Exhibit G – 3 Magnify License Agreement The following exhibits and agreements are attached to this Regional Developer Agreement: Exhibit 1 Development Area Exhibit 2 Minimum Development Obligations Exhibit 3 Ownership Structure Exhibit 4 Owner's Guaranty and Assumption of Obligations Exhibit 5 State-Specific Addenda Exhibit 6 Regional Developer Questionnaire 48 ITEM 23 RECEIPTS Exhibit I includes Receipts acknowledging that you received this Disclosure Document. Please return one Receipt to us and retain the other for your records. If you are missing these Receipts, please contact us at this address or telephone number: The Joint Corp. 16767 N. Perimeter Dr., Suite 110 Scottsdale, Arizona 85260 Telephone (480) 245-5960 www.thejoint.com EXHIBIT A STATE ADMINISTRATORS/AGENTS FOR SERVICE OF PROCESS

STATE ADMINISTRATORS/AGENTS FOR SERVICE OF PROCESS

Following is information about our agents for service of process, as well as state agencies and administrators whom you may wish to contact with questions about The Joint Corp.

Our agent for service of process in the State of Delaware is:

THE CORPORATION TRUST COMPANY
CORPORATION TRUST CENTER, 1209 ORANGE STREET
WILMINGTON, DE 19801

We intend to register the franchises described in this Disclosure Document in some or all of the following states in accordance with applicable state law. If and when we pursue franchise registration (or otherwise comply with the franchise investment laws) in these states, we will designate the designated state offices or officials as our agents for service of process in those states:

| State | State Agency | Agent for Service of Process |
|---|---|---|
| CALIFORNIA | Commissioner of Corporations<br>Department of Financial Protection & Innovation<br>Suite 750<br>320 West 4th Street<br>Los Angeles, CA 90013<br>(213) 576-7505 | California Commissioner of Corporations<br>Department of Financial Protection & Innovation<br>Suite 750<br>320 West 4th Street<br>Los Angeles, CA 90013 |
| HAWAII | Business Registration Division<br>Department of Commerce and Consumer Affairs<br>335 Merchant Street, Room 203<br>Honolulu, HI 96812<br>(808) 586-2727 | Commissioner of Securities of the Department of Commerce and Consumer Affairs<br>335 Merchant Street, Room 203<br>Honolulu, HI 96812 |
| ILLINOIS | Office of Attorney General<br>Franchise Division<br>500 South Second Street<br>Springfield, IL 62706<br>(217) 782-4465 | Illinois Attorney General<br>Franchise Division<br>500 South Second Street<br>Springfield, IL 62706 |
| INDIANA | Indiana Secretary of State Securities Division<br>Room E-1 11<br>302 West Washington Street<br>Indianapolis, IN 46204<br>(317) 232-6681 | Indiana Secretary of State<br>State Securities Division<br>Room E-1 11<br>302 West Washington Street<br>Indianapolis, IN 46204 |
| MARYLAND | Office of the Attorney General<br>Division of Securities<br>200 St. Paul Place<br>Baltimore, MD 21202-2020<br>(410) 576-6360 | Maryland Securities Commissioner<br>200 St. Paul Place<br>Baltimore, MD 21202-2020 |
| MICHIGAN | Michigan Department of Attorney General Consumer Protection Div.<br>Antitrust & Franchise Unit<br>670 Law Building<br>Lansing, MI 48913<br>(517) 373-7117 | Michigan Department of Commerce, Corporations and Securities Bureau<br>Antitrust & Franchise Unit<br>670 Law Building<br>Lansing, MI 48913 |

| | | |
|---|---|---|
| MINNESOTA | Minnesota Department of Commerce<br>85 7th Place East, Suite 500<br>St. Paul, MN 55101-2198<br>(651) 296-4026 | Minnesota Commissioner of Commerce<br>85 7th Place East<br>Suite 500<br>St. Paul, MN 55101-2198 |
| NEW YORK | NYS Department of Law<br>Investor Protection Bureau<br>28 Liberty St. 21st Fl.<br>New York, NY 10005<br>212-416-8222 | Secretary of State<br>State of New York<br>99 Washington Avenue<br>Albany, New York 12231 |
| NORTH DAKOTA | Office of Securities Commissioner<br>Fifth Floor<br>600 East Boulevard<br>Bismarck, ND 58505-0510<br>(701) 328-4712 | North Dakota Securities Commissioner<br>Fifth Floor<br>600 East Boulevard<br>Bismarck, ND 58505-0510 |
| RHODE ISLAND | Department of Business Regulation<br>Division of Securities<br>1511 Pontiac Avenue<br>Cranston, RI 02920<br>(401) 462-9527 | Director of Rhode Island Department of Business Regulation Floor<br>Division of Securities<br>1511 Pontiac Avenue<br>Cranston, RI 02920 |
| SOUTH DAKOTA | Department of Labor and Regulation<br>Division of Insurance Securities Regulation<br>124 South Euclid Suite 104<br>Pierre, SD 57501<br>(605) 773-3563 | Department of Labor and Regulation<br>Division of Insurance Securities Regulation<br>124 South Euclid Suite 104<br>Pierre, SD 57501<br>(605) 773-3563 |
| VIRGINIA | State Corporation Commission<br>Division of Securities and Retail Franchising<br>1300 East Main Street, 9th Floor<br>Richmond, VA 23219<br>(804) 371-9051 | Clerk of State Corporation Commission<br>1300 East Main Street, 1st Floor<br>Richmond, VA 23219<br>and United Corporate Services, Inc.<br>700 East Main Street, Suite 1700<br>Richmond, VA 23218 |
| WASHINGTON | Department of Financial Institutions<br>Securities Division<br>150 Israel Road<br>Tumwater, Washington 98501<br>(360) 902-8760 | Director of Washington Financial Institutions<br>Securities Division<br>150 Israel Road<br>Tumwater, Washington 98501<br>(360) 902-8760 |
| WISCONSIN | Wisconsin Securities Commissioner<br>Securities and Franchise Registration<br>345 W. Washington Avenue<br>Madison, WI 53703<br>(608) 266-8559 | Commissioner of Securities of Wisconsin<br>Securities and Franchise Registration<br>345 W. Washington Avenue<br>Madison, WI 53703<br>(608) 266-8559 |

EXHIBIT B

REGIONAL DEVELOPER AGREEMENT

THE JOINT CORP.

# REGIONAL DEVELOPER AGREEMENT

Date of Agreement

TABLE OF CONTENTS SECTION PAGE 1. GRANT OF RIGHTS………………………………………………………………………..…...1 2. REGIONAL DEVELOPER’S DEVELOPMENT OBLIGATION …………………................1 2.1 Minimum Development Obligations and Development Schedule ………...……….1 2.2 Regional Developer Sales Office and Opening …………………………..………..4 3. TERRITORIAL RIGHTS AND LIMITATIONS……………………………………..……..…………4 3.1 Territorial Rights…………………………..…………………...……....…………...4 3.2 Rights Maintained by Company………………………………...…………….........4 4. TERM AND RENEWAL…………………………………………......……..................…...….5 4.1 Initial Term and Renewal…………………………………………....……………...5 4.2 Conditions to Renew………………………………………………………………..5 5. ADDITIONAL OBLIGATIONS OF COMPANY AND REGIONAL DEVELOPER………...6 5.1 Regional Developer Training…………………………………………………….…6 5.2 Regional Developer Manual…………………………………………………...……6 5.3 General Guidance and Site Assistance/Review ……………………………….....…6 5.4 Franchise Registration and Disclosure……………………………………..……...7 5.5 Investigation and Qualification of Prospective Franchisees…………………..…..8 5.6 Training and Support…………………………………………………………....…9 5.7 Inspection of Franchises and Operations…………………………………..…...….10 5.8 Marketing and Promotion…………………………………………….…….……...10 5.9 Operation of Location Franchise ……………………………………………..……10 5.10 Report of Material Franchisee Violations……………….…………………………10 6. OPERATING STANDARDS…………………………………………………………………11 6.1 Standard of Service……………………………………………………………......11 6.2 Compliance with Laws and Good Business Practices………………………….....11 6.3 Accuracy of Information………………………………………………………......11 6.4 Notification of Litigation…………………………………………………....……..11 6.5 Insurance…………………………………………………………………………...12 6.6 Proof of Insurance Coverage……………………………………………….………12 6.7 Advertising Requirement and Cooperatives………………………………….…….12 6.8 Approval of Advertising…………………………………………………….……...13 6.9 Websites…………………………………………………………………………….13 6.10 Accounting, Bookkeeping and Records……………………………………………13 6.11 Reports and Annual Business Plan…………………………………………………13 6.12 Computer Systems………………………………………………………………….14 6.13 Management of Business…………………………………………………………...14 7. DEVELOPMENT FEE; SHARING OF COSTS IN THE DEVELOPMENT AREA ……………...….14 8. PAYMENTS TO REGIONAL DEVELOPER………………………………………………....14 8.1 Initial Fee Commission and Conditions of Payment…………………………….....14 8.2 Commissions on Royalty Fees………………………………………………….…..14 8.3 Commissions After Termination…………………………………………………...15 8.4 Application of Payments…………………………………………….…………….15 8.5 Setoffs and Refunds……………………………………………………….………15 9. MARKS…………………………………………………………………………………...…..15 9.1 Ownership and Goodwill of Marks……………………………………………….15 9.2 Limitations on Regional Developer’s Use of Marks……………………………..15 9.3 Notification of Infringements and Claims………………………………………...15 9.4 Discontinuance of Use of Marks………………………………………………….16 9.5 Indemnification For Use of Marks………………………………………………..16 10. CONFIDENTIAL INFORMATION………………………………………………………….16 11. ASSIGNABILITY…………………………………………………………………………….17 11.1 Assignability by Company………………………………………………………...17 11.2 Assignments by Regional Developer……………………………………………...17 11.3 Conditions for Approval of Assignment or Transfer……………………………...18 11.4 Assignment to Entity Principally Controlled By You………………………….….19 11.5 Death or Disability………………………………………………………………...20 11.6 Company’s Right of First Refusal…………………………………………………20 11.7 Ownership Structure……………………………………………………………….21 12. NON-COMPETITION…………………………………………………………………………21 12.1 In Term …………………………………..…………………………………………21 12.2 Post-Term……………………………...………………….………………………..22 13. TERMINATION………………………………………………………………………………22 13.1 Termination by You……………………………………………………….………22 13.2 Termination by Company…………………………………………………………22 13.3 Rights and Obligations Upon Termination or Expiration…………………………24 13.4 Reserved……………………………………………………………………….…..25 13.5 General Provisions………………………………………………………………...25 14. 27 14.1 Mediation……………………………………………………………………….…25 14.2 Jurisdiction and Forum Selecion…………………………………………………..25 15. GENERAL CONDITIONS AND PROVISIONS…………………………………..…………26 15.1 Relationship of Regional Developer to Company …………………..… .…………26 15.2 Indemnification…………………………………………………………….………26 15.3 Waiver and Delay………………………………………………………….………26 15.4 Survival of Covenants……………………………………………………….…….27 15.5 Successors and Assigns………………………………………………...……..…...27 15.6 Joint and Several Liability………………………………………………………....27 15.7 Governing Law…………………………………………………………………….27 15.8 Consent to Jurisdiction…………………………………………………….………27 15.9 Waiver of Punitive Damages and Jury Trial……………………………….……...27 15.10 Limitation of Claims……………………………………………………….……...27 15.11 Entire Agreement…………………………………………………………….……27 15.12 Title for Convenience………………………………………………………….….28 15.13 Gender………………………………………………………………………….….28 15.14 Severability………………………………………………………………………..28 15.15 Fees and Expenses……………………………………………..…………………...28 15.16 Notices……………………………………………………………………………...28 15.17 Time of Essence………………………………………………...…………………..29 15.18 Lien and Security Interest………………………………………..…………………29 16. SUBMISSION OF AGREEMENT………………………………………………………......…29 17. ACKNOWLEDGMENTS……………………………………………………………………….29 EXHIBIT 1 DEVELOPMENT AREA EXHIBIT 2 MINIMUM DEVELOPMENT OBLIGATIONS EXHIBIT 3 OWNERSHIP STRUCTURE EXHIBIT 4 OWNER'S GUARANTY AND ASSUMPTION OF OBLIGATIONS EXHIBIT 5 STATE-SPECIFIC ADDENDA EXHIBIT 6 REGIONAL DEVELOPER QUESTIONNAIRE 1 THE JOINT CORP. REGIONAL DEVELOPER AGREEMENT THIS REGIONAL DEVELOPER AGREEMENT (the “Agreement”) is made and entered into this day of , 202_______, (the “Effective Date”), by and between THE JOINT CORP., a Delaware corporation (“Company”, “we”, “us” or “our”), and ______________________________________ corporation/limited liability company/partnership (Circle One) (“Regional Developer”), with reference to the following facts: A. We and our affiliates have designed and developed valuable and proprietary formats and systems for the development and operation of businesses operating single unit franchises at a specific location (“Location Franchise(s)” or “Franchise(s)”). Location Franchises offer affordable, convenient and accessible chiropractic care to the general public through licensed chiropractors. B. We have developed and use, promote and license certain trademarks, service marks and other commercial symbols in operating our Location Franchises, including “The Joint®”, “The Joint® Chiropractic”, “The Joint…The chiropractic place®”, and we may create, use and license other trademarks, service marks and commercial symbols for use in operating our franchises (collectively, the “Marks”). C. We offer prospects persons or entities the right to own and operate a Location Franchise offering the products and services we authorize (and only the products and services we authorize) and using our business formats, methods, systems, procedures, signs, designs and layouts, standards, specifications and Marks, all of which we may improve, further develop and otherwise modify from time to time (collectively, the “System”). D. We seek a Regional Developer who will open and operate, or solicit and assist the owners of Location Franchises (referred to as a “Franchisee(s)”) in opening and operating numerous Location Franchises within a specified geographic area described in Exhibit 1 (the “Development Area”). E. Regional Developer desires to establish a business (a “Regional Developer Business”) under which it will solicit, qualify, train and assist Franchisees to build and operate Location Franchises within the Development Area, and we desire to grant to Regional Developer the right to operate the Regional Developer Business in accordance with the terms and upon the conditions contained in this Agreement. WHEREFORE, IT IS AGREED 1. GRANT OF RIGHTS. Subject to the terms of this Agreement, we hereby grant to Regional Developer, and Regional Developer hereby accepts, the rights during the Term to solicit, screen, qualify for final approval by us, train and assist Franchisees to open and operate, Location Franchises in the Development Area. 2. REGIONAL DEVELOPER’S DEVELOPMENT OBLIGATION. 2.1 Minimum Development Obligation and Development Schedule. Regional Developer shall solicit, screen, qualify, train and assist Franchisees to construct, equip, open and operate, within the Development Area, the total number of Location Franchises set forth in Exhibit 2 (the “Minimum Development Obligation”), in the manner and within each of the time periods specified therein (the “Development Schedule”). You must do so in accordance with the following:

2 (a) You shall market the Location Franchises within the Development Area in accordance with all applicable laws (including without limitation all franchise laws pursuant to any Federal Trade Commission regulation and any registration states’ laws). You may not use any advertising material which has not been either provided by us or approved by us in writing prior to its publication. Neither you nor any of your employees or representatives shall solicit prospective Franchisees until we have registered our current Franchise Disclosure Document (“FDD”) in applicable jurisdictions and have provided you with the requisite documents or at any time when we notify you that its registration is not then in effect or its documents are not then in compliance with applicable laws. If your activities pursuant to this Agreement require the preparation, amendment, registration, or filing of information or any disclosure or other documents, all requisite franchise disclosure documents, ancillary documents, and registration applications shall be prepared and filed by us or our designee, and registration secured, before you may solicit prospective Franchisees. At your cost, you shall: (1) promptly provide all information we reasonably require to prepare all requisite disclosure documents and ancillary documents for the offering of franchises throughout your Development Area; and (2) execute all documents we require for the purpose of registering us and you to offer franchises throughout the Development Area. You agree to review all information pertaining to you prepared to comply with legal requirements for selling franchises in the Development and verify its accuracy if we so request. You acknowledge that we and our affiliates and designees shall not be liable to you for any errors, omissions, or delays which occur in the preparation of such materials. You shall be responsible for advertising, recruiting, screening, and interviewing prospective Franchisees within the Development Area. You shall provide prospective Franchisees with written information regarding a Location Franchise approved by us or communicate information regarding Location Franchises via the telephone, face-to-face meetings, or visits with other Location Franchises within the Development Area. You shall submit each qualified prospective Franchisee to us for approval. You further agree that all prospective Franchisees submitted to us by you shall be individuals who are of good character, have adequate financial resources, and meet our criteria for Franchisees. (b) Throughout the Term, you shall use your commercially-reasonable efforts to develop the Development Area. (c) Subject to the possible suspension of the Minimum Development Obligation as set forth in Section 2.1(g)(iii) of this Agreement, you shall be responsible for satisfying the Minimum Development Obligation in connection with the Development Schedule that is set forth in Exhibit 2. For purposes of this Agreement, “Minimum Development Obligation” shall mean: your requirements to achieve that number of Sales by the deadlines set forth in the Development Schedule (Exhibit 2) both with regard to (1) the minimum number of completed Sales that must be achieved each year of this Agreement, by the annual anniversary dates measured from the Effective Date of this Agreement; and (2) the cumulative minimum number of Location Franchises that must be opened and operating within your Development Area by the annual anniversary dates measured from the Effective Date of this Agreement. “Cumulative” means the net sum of (a) Franchisees in your Development Area that became Sales in a previous year, (b) plus the Sales in your Development Area that took place in the applicable current year, (c) minus the number of Franchisees in your Development Area that were closed (due to non renewal of Franchise Agreement, abandonment, etc.) in the applicable current year. The number of Sales and deadlines shall be negotiated in good faith and mutually agreed upon by the parties. For purposes of this Agreement, “Sale” or Sales” means: that moment when: (1) the Initial Franchise Fee has been collected, and (2) a copy of the Franchise Agreement has been executed. Only newly constructed Location Franchises qualify as a completed Sale. (d) For each proposed Franchisee, you shall submit to us a report which shall include a completed written application by such proposed Franchisee together with such additional information and comments, as specified by us and on forms provided by us. 3 (e) We may approve or disapprove each Franchisee candidate proposed by you, which such approval shall not be unreasonably withheld. Our good faith disapproval of any such candidate shall not excuse you from failing to meet the Minimum Development Obligation. (f) If you are not in compliance with the Minimum Development Obligation, it is understood and agreed that we retain the right (either directly or through our designees) but not the obligation, throughout the Term, to market, negotiate, and sell franchises for Franchisees within the Development Area. (g) Relief from sales responsibilities: (i) We may from time to time, as mutually agreed upon by the parties, relieve you from the duty to sell Location Franchises in the Development Area. If we do so, we (or our designee) will exercise commercially-reasonable efforts to sell such Location Franchises within the Development Area. However, neither we nor our designees make any promise or warranty that it will sell any number of Location Franchises within the Development Area during this relief period, including any number lesser or greater than the Minimum Development Obligation. (ii) With regard to the “commercially-reasonable efforts “obligation in Section 2.1(g)(i) above, it is understood that we (either directly or through our designee) will be responsible for all sales duties (prospective Franchisee calls, presentations, follow-up and closings), and your franchise sales duties will be limited to reasonable support of, and cooperation with, us and (as applicable) our designees. (iii) For so long as we relieve you of the franchise sales responsibilities in your Development Area and you perform the required support and cooperation duties, you shall be fully relieved of the Minimum Development Obligation. However, if we later decide to relinquish and re-delegate back to you such franchise sales responsibilities in your Development Area, then you will be required, for the remainder of the Term, to satisfy the remainder of the Minimum Development Obligation. We will proportionately reduce the non- achieved portion of the Minimum Development Obligation for the time period that we handled sales from the total of your Minimum Development Obligation. (iv) During any relief period, we shall pay to you a reduced commission of 20% of the Initial Franchise Fee we collect. (h) If the opening of any Location Franchise within the Development Area is delayed on account of an act of God, war, riot, natural disaster or fire which is beyond your reasonable control or if we are unable to provide you a registered Franchise Disclosure Document (as applicable, a “Delaying Event”), then the date by which you must have the required number of Location Franchises open and operating will be extended for the time which we consider, in our business judgment following consultation with you, necessary to remedy the effects of the Delaying Event. If a Location Franchise within the Development Area is destroyed or damaged such that the Location Franchise cannot continue to operate, such destroyed or damaged Location Franchise shall continue to count toward satisfaction of the Minimum Development Obligation (during the period until such Location Franchise reopens at the same location or at a substitute location acceptable to us) but only if you or such Franchisee, as applicable, shall repair and restore such Location Franchise to our Then-Current standards and specifications within one hundred and twenty (120) days after the occurrence of such destruction or damage, subject to a further extension of time as a result of any Delaying Events. (i) You shall not cause or allow any proposed Franchisee or any other person or entity to operate or acquire any Location Franchise in the Development Area, except pursuant to a Franchise Agreement executed in accordance with the terms of this Agreement. (j) Each Location Franchise opened within the Development Area, whether owned by you or by a Franchisee procured by you, shall be the subject of a separate Franchise Agreement between the Franchisee and us on our then-current form at the time executed. (k) Promptly following the Effective Date, and each year thereafter, you shall develop an 4 annual business plan in the form designated by us which among other items shall specify an amount, acceptable to us, that you shall spend during the ensuing year on franchise recruitment advertising and franchise recruitment marketing costs which shall in no event be less than $750 per month or $9,000 per year per Development Area owned by you. You shall submit to us on quarterly basis copies of receipts confirming advertising and franchise recruitment marketing expenditures for the previous quarter. If you fail to do so within ten (10) business days after receipt of notice from us, we shall have the right to deduct the unspent amount from your payments for commission on Royalty Fees and to spend such funds on your behalf for franchise solicitation advertising, provided that we have notified you of such failure and provide you thirty (30) days to cure. As provided in Section 6.7 below, we reserve the right at any time to increase the amount of franchise recruitment advertising and franchise recruitment marketing costs that you must reasonably expend, but we shall not increase such costs greater than twenty-five percent (25%) per year. We may require you to submit to corporate your yearly lead generation marketing plan for review and approval. (l) You shall not: (i) make any representation or promise to any prospective Franchisee which is inconsistent with or in addition to the representations or promises expressly authorized by us, or made in any applicable FDD provided to prospective Franchisees, or which is not in compliance with any applicable law; (ii) attempt or purport to bind us (or any affiliate of us) to any obligation or duty to any person, or entity, including any prospective Franchisee; (iii) attempt or purport to modify or amend any Franchise Agreement; or (iv) except as expressly permitted hereunder and by applicable law and with full disclosure thereof to us and with our prior written approval, receive, directly or indirectly, any fee or other consideration from any person, including without limitation, prospective or existing Franchisees or vendors to Location Franchises. (m) You shall assist Franchisees with their respective Grand Opening obligations, including planning, execution and the collection of any marketing or pre-opening information. 2.2 Regional Developer Sales Office and Opening. Regional Developer shall establish and operate a franchise sales office (“Regional Developer Sales Office” or “Sales Office”) within the Development Area. We will not approve or disapprove the location of the Sales Office. You must open your Regional Developer Business within 45 days after you receive your initial training from us, or 90 days after signing your Regional Developer Agreement, whichever occurs first. 3. TERRITORIAL RIGHTS AND LIMITATIONS. 3.1 Territorial Rights. Except as provided in Section 3.2, as long as this Agreement is in effect, and you are in compliance with this Agreement, and meet the Minimum Development Obligation set forth in this Agreement, then neither we nor our affiliates will not operate, establish or grant in your Development Area another Regional Developer Business offering Location Franchises, or any Location Franchises not required to be developed under this Agreement. 3.2 Rights Maintained by Company. We (and any affiliates that we might have from time to time) shall at all times have the right to engage in any activities we deem appropriate that are not expressly prohibited by this Agreement, whenever and wherever we desire, including, but not limited to: (a) We expressly reserve the right to establish and operate, or grant others the right to establish and operate, Clinics that are located within Non-Traditional Sites that are located anywhere, including within your Development Area. A “Non-Traditional Site” means any site or channel that generates customer traffic flow that is independent from the general customer traffic flow of the surrounding area, including on or within the confines or premises of military bases, shopping malls or centers, stadiums, major industrial or office complexes, parking lots or structures, mobile vehicles, airports, hotels, resorts, school campuses, train stations, travel plazas, toll roads, casinos, hospitals, theme parks, and sports or entertainment venues. A “Non-Traditional Site” also includes the establishment and operation of a Clinic within a pre-existing business that does not operate under the Marks. For example, Clinics established within an urgent care center, retail store, or medical spa would qualify as Non- 5 Traditional Sites. (b) We expressly reserve the right to grant Location Franchises and/or Regional Developer Business rights to others as follows: (i) in our sole and absolute discretion with regard to the Marks, outside of your Development Area, (ii) in our sole and absolute discretion with regard to products or services unrelated to the Marks, inside of your Development Area. (c) We expressly reserve the engage in an Acquisition, including acquisitions that involve competitive businesses located within your Development Area. An “Acquisition” means either (i) a competitive or non-competitive company, franchise system, network or chain directly or indirectly acquiring us, whether in whole or in part, including by asset or stock purchase, change of control, merger, affiliation or otherwise or (ii) us directly or indirectly acquiring another competitive or non-competitive company, franchise system, network or chain, whether in whole or in part, including by asset or stock purchase, change of control, merger, affiliation or otherwise. If we convert such business(es) to operate under the Marks, then for so long as such business(es) operate under the Marks within your Development Area: (i) you must provide support services to such business(es) and you will receive from us fifty percent (50%) of any royalties that we actually collect from such converted business(es); and (ii) any such converted business(es) shall count toward your Minimum Development Obligation. 4. TERM AND RENEWAL. 4.1 Initial Term and Renewals. The term of this Agreement (the “Term”) shall be for a period of ten (10) years commencing on the Effective Date, unless sooner terminated in accordance with the provisions of Section 13. Regional Developer shall have the right to extend the Term for an additional period of ten (10) years on the conditions set forth in Section 4.2. 4.2 Conditions to Renew. As conditions to renew, you must: a. Provide us with written notice (“Renewal Notice”) of your intent to renew the Rights granted pursuant to this Agreement not less than twelve (12) months, nor more than eighteen (18) months prior to the end of the Term. b. Pay a Renewal Fee equal to the greater of: a) 10% of the Royalties we actually receive and pay to you during the 12 consecutive months immediately preceding the date of the Renewal Notice; or b) 25% of the original Development Fee set forth in Section 7. c. Execute the Then Current form of Regional Developer Agreement, except the fee amounts and the fee splits stated within this Agreement will not change to your detriment (e.g. royalty percentage), and all other documents or instruments required by us in connection therewith, including a new mutually agreed upon Development Schedule based on then existing population, demographics and other market conditions. Notwithstanding that such the current form of the renewal Regional Developer Agreement may contain terms and conditions different from those contained in this Agreement. d. Be in material compliance with this Agreement (including strict compliance with this Agreement’s Minimum Development Obligation), the requirements as described in the Manuals, and all other agreements then in effect between us or our affiliates and any of our other policies. e. Be current with all financial obligations owed to us and any third party, including your landlord and other vendors of products or services to your Regional Developer Business. f. Prior to the expiration of the Term, (and not applicable if we were to grant a written waiver of your requirement to own a Location Franchise) upgrade, remodel and refurbish your Location Franchise, both exterior and interior, to comply with our then current image, equipment, technology and other standards and specifications as described in any of our Manuals, unless you Location Franchise’s Franchise Agreement was renewed or the Location Franchise has been upgraded as approved by us within one (1) year prior to the last day of

6 this Agreement’s Term. g. Execute a mutual general release with us whereby all parties expressly reserve any and all rights to indemnification pursuant to Sections 15.2 hereof. h. Submit to us in a form and at a time designated by us prior to renewal, a business plan for the contemplated renewal term and attend a renewal meeting at our Headquarters. i. Consistent with Section 5, you and/or your general manager must successfully complete such “refresher” training at our current training center, or at other locations designated by us. The scope and content of such “refresher” training shall be determined by us. You shall be solely responsible for all travel expenses and related expenses in connection with such “refresher” course training. 4.3 Company’s Repurchase Option. Notwithstanding the foregoing, any time after five (5) full years from the Effective Date, Company has the option of repurchasing the Development Area and all of your Regional Developer rights associated with this Agreement for any opened and unopened Franchises within your Development Area (“Repurchase Option”). Company must notify Regional Developer in writing of Company’s intent to exercise its Repurchase Option at least thirty (30) days prior to the date such option shall take effect (“Repurchase Notice”). The total number of Franchises for which Regional Developer has acquired the Development rights to open under this Agreement is set forth in Exhibit 1. The Repurchase Option includes the acquisition of the following Franchise types on the date of the Repurchase Notice: (a) all Franchises open and operating in the Development Area (“Opened Franchises”)* (b) all active licenses granted through executed and active franchise agreements, but the applicable clinics have not yet opened (“Unopened Franchises”) *Take note that on the date of the Repurchase Notice, any licenses or franchises agreements in the Development Area that have been terminated, or any clinics that have been opened and then closed, shall not be included in the calculation of the purchase price. Further, any Franchises that were opened in the Development Area prior to Regional Developer’s execution of this Agreement will be transferred to Company at no cost to Company if Company exercises its Repurchase Option. Following delivery of the Repurchase Notice to Regional Developer, the parties shall negotiate in good faith to determine a purchase price for the Development Area (and associated rights set forth in this Agreement). In the event the parties cannot determine a purchase price within thirty (30) days following delivery of the Repurchase Notice, the parties agree during the subsequent thirty (30) day period to mutually select and retain the services of a third party valuation expert to determine a purchase price. The parties agree to mutually select and retain the third party valuation expert, to each timely pay 50% of the costs, and to be bound by the established purchase price (or in the event a range of purchase prices is established, to take the average of the low and the high purchase prices). The parties agree that the closing on the Repurchase Option shall occur within (30) days of the determination of the purchase price. Failure by either party to actively and in good faith cooperate with the other party and the third party valuation expert shall constitute a default of the terms of this Agreement. In the event the Regional Developer fails to act in good faith as required above, the Company shall have the 30-day right to repurchase the Development Area in accordance with the following formula: (a) $29,000 for each Opened Franchise; plus (b) $7,250 for each Unopened Franchise Company and Regional Developer agree to execute and deliver any and all documents or 7 instruments required to effectuate the repurchase by the Company, including providing documents and information to the third party valuation expert and documenting the transaction of the Development Area through the execution of the Company’s standard form of “Asset Purchase Agreement”, which is attached at Exhibit G-2 to the Franchise Disclosure Document you received prior to your execution of this Agreement. 5. ADDITIONAL OBLIGATIONS OF COMPANY AND REGIONAL DEVELOPER. 5.1 Regional Developer Training. This training program may include classroom training and/or hands- on training and will be conducted at our corporate headquarters in Scottsdale, Arizona, and/or at any other location(s) we designate. Before opening for business, your Owners and any others that will be directly involved in the operation of the Regional Developer Business, including a general manager, must attend and complete the initial training to our satisfaction and participate in all other activities we require before soliciting Franchisees in the Development Area. Although we provide this training at no additional cost to Regional Developer, Regional Developer must pay all travel and living expenses which it and its attendees incur. If we determine that Regional Developer cannot complete initial training to our satisfaction, we may, at our option, either (1) require Regional Developer to attend additional training at Regional Developer’s expense (for which we may charge reasonable fees), or (2) terminate this Agreement. Regional Developer shall participate in periodic webinars and sales calls scheduled by us for Regional Developer Businesses, and attend a national business meeting or convention of up to three days each year. We may also require Regional Developer to attend up to two (2) additional or refresher training courses each year at our corporate offices, or another location we designate. We may charge reasonable fees for these courses, conventions, webinars, sales calls, and programs. Regional Developer is responsible for all travel and living expenses. 5.2 Regional Developer Manual. (a) We shall loan to Regional Developer one (1) copy of our Manual for Regional Developer Businesses (“Manual for RDs”). Regional Developer shall conduct all business activities in strict accordance with our standard operational methods and procedures as prescribed from time to time in the Manual for RDs. As used in the Agreement, the term “Manuals” shall be deemed to include the Manual for RDs delivered to Regional Developer, all amendments to the Manual for RDs, and all supplemental bulletins, notices, exhibits, and memoranda which prescribe standard methods or techniques of operation, and which we may from time to time deliver to Regional Developer. (b) We shall have the right to modify or supplement the Manuals. Such modifications and supplements shall be effective and binding on Regional Developer fifteen (15) days after Notice thereof is mailed or otherwise delivered to Regional Developer. Regional Developer acknowledges and agrees that modifications of and supplements to the Manuals may obligate Regional Developer to invest reasonable amounts of additional capital or incur reasonable higher operating costs. (c) The Manuals are our property and may not be duplicated, copied, disclosed or disseminated in whole or in part in any manner except with our express prior written consent. Regional Developer shall maintain the confidentiality of the Manuals. Upon the termination of this Agreement, Regional Developer shall return to us all copies of the Manuals in its possession or control. 5.3 General Guidance and Site Assistance/Review. (a) General. We will provide guidance to Regional Developer in the Manuals and other bulletins or other written materials, by electronic media, and/or by telephone consultation. If Regional Developer requests and we agree to provide additional or special guidance, assistance or training, Regional Developer must pay our then applicable charges, including our personnel per diem charges and any travel and living expenses. (b) Site Assistance and Review. 8 (i) You shall submit to us for review each proposed site and proposed territory for each Franchisee prior to such Franchisee’s execution of any Franchise Agreement or lease for a proposed location inside of your Development Area (whether or not such proposed location is in connection with a new Location Franchise, a relocation of an existing Location Franchise, or a conversion to a Location Franchise). You shall comply with all of our requirements, policies and procedures as to site assistance, including participation in and assistance in conducting any market study required by us. You hereby acknowledge and agree that only we may approve of the territorial boundaries for any Franchisee’s territory. (ii) Regarding the re-sale (transfer) of an existing Location, you must receive our prior written approval if and when you seek to communicate our modification of the territorial boundaries of any such existing Location Franchise. (iii) You shall use your commercially-reasonable efforts to assist Franchisees in their execution of a premises lease with their landlord and shall ensure that our required lease language is contained within the lease or an addendum to the lease as required in the then-current form of Franchise Agreement or as specified by us in writing. You shall use your commercially-reasonable efforts to have the Franchisees provide us with a copy of the lease prior to execution for our approval. (iv) You shall assist us with regard to each Franchisee’s execution of any and all documents related to the selling, opening, and operating of a Location Franchise. (v) Notwithstanding the site assistance responsibilities delegated by us to you above, we may mutually agree during the Term to collaborate on the following items listed below; however we reserve the unrestricted right, during the Term of this Agreement and within your Development Area to do all of the following if you fail to satisfy the Minimum Development Obligation, at which time our right to conduct these responsibilities becomes unrestricted: A. search for and consider potential site locations for possible Location Franchises; B. acquire real estate rights, under a letter of intent, lease, sublease, or otherwise (as owner, lessor, sub-lessor, or otherwise) for potential site locations for Location Franchises; C. assign, lease, sub-lease, or otherwise any real estate rights directly to franchisees or prospective franchisees or option holders; D. notify (directly or through you) existing franchisees or prospective Franchisees of potential site locations for Location Franchises so that they may consider acquiring real estate rights for such site locations; and E. require that you visit, evaluate and complete any required site review for us on any potential site locations that we have identified to become Location Franchises. 5.4 Franchise Registration and Disclosure. Neither Regional Developer nor any representative of Regional Developer shall solicit prospective Franchisees of Location Franchises until we have registered our current Franchise Disclosure Document in applicable jurisdictions in the Development Area and have provided Regional Developer with the requisite documents, or at any time when we notify Regional Developer that our registration is not then in effect or our documents are not then in compliance with applicable law. If Regional Developer’s activities pursuant to this Agreement require the preparation, amendment, registration, or filing of information or any disclosure or other documents, then all requisite disclosure documents, ancillary documents, and registration applications shall be prepared and filed by us or our designee, and registration secured, before Regional Developer may solicit prospective Franchisees for Location Franchises. Costs of such registration applicable to Regional Developer shall be borne by Regional Developer. In particular, Regional Developer shall: 9 (a) prepare and forward to us verified financial statements of Regional Developer in such form and for such periods as shall be designated by us, including audited financial statements, if necessary and appropriate to comply with applicable legal disclosure, filing or other legal requirements; (b) promptly provide all information reasonably required by us to prepare all requisite disclosure documents and ancillary documents for the offering of franchises throughout the Development Area; and (c) execute all documents required by us for the purpose of registering Regional Developer and us to offer franchises throughout the Development Area. Regional Developer agrees to review all information pertaining to Regional Developer prepared to comply with legal requirements for selling franchises in the Development Area and verify its accuracy if so requested by us. Regional Developer acknowledges that we and our affiliates and designees shall not be liable to Regional Developer for any errors, omissions or delays which occur in the preparation of such materials. 5.5 Investigation and Qualification of Prospective Franchisees. (a) Each Location Franchise opened by a Franchisee pursuant to this Agreement shall be the subject of a separate Franchise Agreement with us, upon our then current form. Regional Developer shall have no right to modify or offer to modify any Franchise Agreement or other contract. (b) Regional Developer shall be responsible for disclosing (or re-disclosing, when there are updates or supplements) to prospects our most current form of the Franchise Disclosure Document. (c) If we shall approve a Franchisee and a prospective franchise location, Regional Developer shall transmit to such Franchisee for execution copies of our then-current Franchise Agreement pertaining to the approved site and providing for a protected territory surrounding said Location Franchise, as determined by us. (d) Regional Developer shall investigate the qualifications of each prospective Franchisee and the suitability of each prospective franchise location in the Development Area in accordance with our standards, policies and procedures relating to qualification of Franchisees then in effect, and shall obtain all information required of prospective Franchisees by us. (e) After Regional Developer is satisfied that a prospective Franchisee meets the standards established by us, Regional Developer may recommend to us the approval of such prospective Franchisee. Regional Developer shall then furnish to us all information relating to the prospective Franchisee which shall be required by us in the form and manner customarily required by us. (f) We may thereafter conduct or obtain such credit reports and background checks on prospective franchisees as we deem necessary or convenient. We may then approve or disapprove a prospective franchisee for any reason and may seek further information with respect to the prospective Franchisee. Regional Developer shall cooperate with us in any further investigation of the prospective Franchisee. If we shall reject a prospective Franchisee, we shall provide Regional Developer with a written explanation of the reasons therefor. (g) Regional Developer shall deliver to us a copy of all correspondence with Franchisees that is material to the franchise relationship, concurrently with its being sent or received by Regional Developer. 5.6 Training and Support. (a) Initial and Ongoing Assistance to Franchisees. Unless we designate otherwise, you shall provide Franchisees with such initial and ongoing assistance, supervision, training and other services as we delegate to you as specified in the Manuals or other written directives to you, including the following responsibilities:

10 (i) You shall provide initial and ongoing training to Franchisees within the Development Area pursuant to Section 5.6(b) below. (ii) You shall comply with all aspects of our Opening Process as set forth in the Manuals and as prescribed by us from time to time. (iii) You shall perform field support and coordination responsibilities for Franchisees within the Development Area and shall act as a liaison to facilitate communication between Franchisees and us. (iv) You shall at all times employ a sufficient number of qualified staff, and shall maintain adequate office facilities to: (i) satisfy the Minimum Development Obligation and (ii) supervise, assist, train and provide services to Franchisees in the Development Area, as required by this Agreement and the Manuals. (v) All Owners owning at least a thirty percent (30%) equity stake in you shall at your expense, attend such conferences and meetings as required by us from time to time, including, without limitation, each franchisee convention. (vi) You shall assist us to collect from Franchisees within your Development Area the following: Royalty, National Marketing Fee, or any other fees due to us or any affiliate of us. (vii) You shall assist us in the enforcement and compliance by each Franchisee within your Development Area as to the proper maintenance and submission of records and reports as set forth in the Franchise Agreement and the Manuals. You shall assist us to inspect and review each Franchisee’s Location Franchise located within your Development Area to achieve the Franchisee’s compliance with our specifications and standards, systems, operation manuals and the terms of their Franchise Agreement. (viii) You shall, in our determination, conduct or assist us with operational review of any Franchisees within your Development Area, as well as provide us with ongoing information, as requested from time to time by us, subject to your ability to obtain such information concerning any Location Franchise within your Development Area. (ix) You shall comply with the Manuals, Specifications and Standards, and our Systems provided from time to time by us describing your responsibilities pertaining to the sales, transfer or renewal of a Franchisee’s Franchise Agreement for franchises within the Development Area. (x) You shall conduct networking meetings, on-site visits, and provide ongoing communication to the Franchisees within your Development Area. (xi) You shall provide coordination to Franchisees who do any of the following within your Development Area: (i) open a new Location Franchises; (ii) remodel a Location Franchise; (iii) relocate a Location Franchise; (iv) convert a competitor into a Location Franchise; and/or (v) conduct an upgrade to a Location Franchise within your Development Area. (xii) You shall provide the support and assistance to Franchisees in the Development Area as set forth in the Manuals, the Standards and Specifications, the Systems, this Agreement, or as otherwise communicated by us to you in writing from time to time. (xiii) We may from time to time, as mutually agreed upon by the parties, relieve you from the duty to provide the initial and on-going support and coordination to Franchisees in the Development Area stated within this Section 5.6. You hereby agree that we do not have to pay you any portion of fees (including any fees stated in Section 8.2 of this Agreement) that we actually Collect from Franchisees in the Development Area during the relief period. (b) Training Programs Provided to Franchisees. 11 (xiv) You shall provide training programs for Franchisees within the Development Area in accordance with the procedures set forth in this Agreement, the Franchise Agreement, the Manuals, our Standards and Specifications, the Systems, and you shall distribute to the Franchisee the training and other materials made available by us to you. (xv) You shall provide Franchisees in the Development Area with additional training as may be required by us from time to time and you shall be solely responsible for all expenses associated with such additional training. (xvi) You shall promote and facilitate cooperation between us and any Franchisee as required by the Manuals, including but not limited to the following: A. Ensuring that Franchisees stay advised of activities conducted by us in support to the System; B. Pursuant to the Manuals or as communicated to you by us in writing, scheduling and conducting meetings of Franchisees in the Development Area to distribute, review and explain materials provided by us to its franchisees and to provide a forum for Franchisees to share information and ideas; C. Ensuring that we are advised of any and all major issues or problems raised at any franchisee meetings or otherwise in the Development Area; D. You shall notify us immediately of any Location Franchise located within the Development Area that is operated by a person or contains individuals who have not successfully completed all training programs as required from time to time; and E. All training provided by you to Franchisees must be conducted by personnel that have successfully completed our applicable training. 5.7 Inspection of Location Franchises and Operations. Regional Developer shall conduct inspections of all of the Location Franchises in the Development Area, and of its operations and the review of the operations of all Location Franchises in the Development Area, in accordance with the standards from time to time established by us, upon such schedules and according to such procedures as shall be agreed upon by us and Regional Developer, acting in good faith, but, in any event, at least the minimum number of times each calendar quarter prescribed in the Manual for RDs. Regional Developer shall provide reports to us with respect to the findings of such inspections, in such form and at such time as we shall require. We reserve the right to conduct periodic reviews or inspections of your Regional Developer Business operations to ensure that you are in compliance with this Agreement, the Manual for RDs, standards, and any of our other written directives to you. 5.8 Marketing and Promotion. Regional Developer shall participate in all promotion and marketing activities required by us of our Regional Developers, as required in the Franchise Agreements, or otherwise. In addition: (a) You shall assist Franchisees to establish, support and remain members in good standing of the National Advertising Fund and any applicable Co-ops within the Development Area. (b) You shall monitor the Franchisees’ advertising within the Development Area for compliance with our standards and specifications (including required advertising expenditures), systems, operation manuals, or as otherwise specified in writing by us from time to time. (c) You shall promote and support all national media advertising campaigns initiated by us and otherwise provide such assistance and support to Franchisees regarding the advertising and marketing of their Location Franchises. 12 (d) You shall assist Franchisees with the Grand Opening planning and execution for their Location Franchises, including the collection of at least two hundred (200) leads from prospective new patients prior the opening of their Location Franchise(s). 5.9 Operation of a Location Franchise. You must own, operate and maintain at least one Location Franchise within your Development Area throughout the term of this Agreement. You must execute a Franchise Agreement and pay our then-current initial franchise fee for Location Franchise at the same time you execute this Agreement. The following requirements will apply to such Location Franchise: (a) the business must be located within your Development Area, unless we agree otherwise; and (b) you shall be required to remit the Royalty Fee, as that term is defined in your Franchise Agreement, and any other fees due to us or our affiliates pursuant to the terms of said agreement, and receive the reimbursement pursuant to the terms of this Agreement. The Initial Franchise Fee for the Location Franchise you own and operate in the Development Area will not be covered by the Initial Regional Developer Fee paid to us pursuant to this Agreement. 5.10 Report of Material Franchisee Violations. If you receive notice, or are informed, of any material violation or breach by any Franchisee within your Development Area of the manuals, standards and specifications, systems, or applicable Franchise Agreement, you must promptly notify us in writing of the same. 6. OPERATING STANDARDS. 6.1 Standard of Service. Regional Developer shall at all times give prompt, courteous and efficient service to Location Franchises in the Development Area. Regional Developer shall, in all dealings with Franchisees, prospective Franchisees and the public, adhere to the highest standards of honesty, integrity, fair dealings and ethical conduct. 6.2 Compliance with Laws and Good Business Practices. Regional Developer shall secure and maintain in force all required licenses, permits and certificates relating to Regional Developer’s activities under this Agreement and operate in full compliance with all applicable laws, ordinances and regulations. Regional Developer acknowledges being advised that many jurisdictions have enacted laws concerning the advertising, sale, renewal and termination of, and continuing relationship between parties to a franchise agreement, including, without limitation, laws concerning disclosure requirements. Regional Developer agrees promptly to become aware of and to comply with all such laws and legal requirements in force in the Development Area and to utilize only disclosure documents that we have approved for use in the applicable jurisdiction. 6.3 Accuracy of Information. Before it solicits any prospective franchisee, Regional Developer shall each time take reasonable steps to confirm that the information contained in any written materials, agreements and other documents related to the offer or sale of franchises is true, correct and not misleading at the time of such offer or sale and that the offer or sale of such franchise will not at that time be contrary to or in violation of any applicable state law related to the registration of the franchise offering. We shall provide Regional Developer with any changes to our disclosure documents and other agreements on a timely basis and, upon request, provide Regional Developer with confirmation that the information contained in any written materials, agreements or documents being used by Regional Developer is true, correct and not misleading, except for information specifically relating to disclosures regarding Regional Developer. If Regional Developer notifies us of an error in any information in our documents, we shall have a reasonable period of time to attempt to correct any deficiencies, misrepresentations or omissions in such information. 6.4 Notification of Litigation. Regional Developer shall notify us in writing within five (5) days after the commencement of any action, suit, arbitration, proceeding, or investigation, or the issuance of any order, writ, injunction, award and decree, by any court agency or other governmental instrumentality, which names Regional Developer or any of its Owners or otherwise concerns the operation or financial condition of Regional Developer, the Regional Developer Business or any Franchisee. 6.5 Insurance. Regional Developer shall at all times during the term of this Agreement maintain in force, at Regional Developer’s sole expense, insurance written on an occurrence basis for the Regional Developer 13 Business of the types, in the amounts and with such terms and conditions as we may from time to time prescribe in the Regional Developer Manual or otherwise. All of the required insurance policies shall name us and affiliates designated by us as additional insured, contain a waiver of the insurance company’s right of subrogation against us and the designated affiliates, and provide that we will receive thirty (30) days’ prior written notice of termination, expiration, cancellation or modification of any such policy. You are responsible for any and all claims, losses or damages, including to third persons, originating from, in connection with, or caused by your failure to name us as an additional insured on each insurance policy. You agree to defend, indemnify and hold us harmless of, from, and with respect to any such claims, loss or damage arising out of your failure to name us as additional insured, which indemnity shall survive the termination or expiration and non-renewal of this Agreement. Notwithstanding the existence of such insurance, you are and will be responsible for all loss or damage and contractual liability to third persons originating from or in connection with the operation of the Regional Developer franchise, and for all claims or demands for damages to property or for injury, illness or death of persons directly or indirectly resulting therefrom; and you agree to defend, indemnify and hold us harmless of, from, and with respect to any such claims, loss or damage, which indemnity shall survive the termination or expiration and non-renewal of this Agreement. In addition to the requirements of the foregoing paragraphs of this Paragraph 6.5, you must maintain any and all insurance coverage in such amounts and under such terms and conditions as may be required in connection with your lease or purchase of any premises used to operate your Regional Developer franchise. Your obligation to maintain insurance coverage as described in this Agreement will not be reduced in any manner by reason of any separate insurance we maintain on our own behalf, nor will our maintenance of that insurance relieve you of any obligations under this Agreement. If you fail to pay the premiums for insurance required to operate your franchise, we may obtain insurance for you and you will be required to reimburse us within ten (10) days of receipt of a demand for reimbursement from us. We will have the right to debit your account the amounts owed to us for such premiums if you fail to pay us within ten (10) days of our request for reimbursement. 6.6 Proof of Insurance Coverage. Regional Developer will provide proof of insurance to us before beginning operations of its Regional Developer Business. This proof will show that the insurer has been authorized to inform us in the event any policies lapse or are cancelled or modified. We have the right to change the types, amount and terms of insurance that Regional Developer is required to maintain by giving Regional Developer prior reasonable notice. Noncompliance with these insurance provisions shall be deemed a material breach of this Agreement, and in the event of any lapse in insurance coverage, we shall have the right, in addition to all other remedies, to demand that Regional Developer cease operations of its Regional Developer Business until coverage is reinstated or, in the alternative, to pay any delinquencies in premium payments and charge the same back to Regional Developer. 6.7 Advertising Requirement and Cooperatives. You must meet the minimum advertising requirement we establish for your Regional Developer Business (“Minimum Advertisement Requirement”). We will establish the Minimum Advertising Requirement at the time you sign this Agreement. However, your Minimum Advertising Requirement will be no event be less than $750 per month, or $9,000 per year per Development Area owned by you. You may be required to provide receipts to show you are meeting this requirement. We reserve the right to increase the Minimum Advertisement Requirement for your Regional Developer Business if we determine that it is necessary for you to meet your Minimum Development Obligation. We may require you to submit to corporate your yearly lead generation marketing plan for review and approval. If one is created, you will be required to join and participate in an Advertising Cooperative (“Co-op”), which is an association of Regional Developers who are located within a Designated Market Area (“DMA”). A DMA is a geographic area around a city in which the radio and television stations based in that city account for a greater proportion of the listening/viewing public than those based in the neighboring cities. One function of the Co-op is to establish a local advertising pool, of which the funds must be used for advertising only and for the mutual benefit of each Co-op member. We have the right to specify the manner in which any Co-ops are organized and governed, and require any and all Co-ops to be legal entities of the state where they are located. Co-ops must

14 operate according to written bylaws which have been approved by us. Co-ops must provide us a copy of their organizational documents and bylaws prior to commencing any marketing or other activities. Currently, there are no Co-ops, however, if established, each Regional Developer must contribute to a Co-op according to the Co-op’s rules and regulations, and bylaws, as determined by its members. Amounts contributed to Co-ops may be considered as spent toward your Minimum Advertising Requirement under this Agreement, if appropriately documented and spent according to our defined criteria for advertising. 6.8 Approval of Advertising. Prior to their use by Regional Developer, samples of all advertising and promotional materials not prepared or previously approved by us shall be submitted to us for approval, which approval shall not be unreasonably withheld. Regional Developer shall not use any advertising or promotional materials that we have not approved or have disapproved. Regional Developer acknowledges and understands that certain states require the filing of franchise sales advertising materials with the appropriate state agency prior to dissemination. Regional Developer agrees fully and timely to comply with such filing requirements at Regional Developer’s own expense unless such advertising has been previously filed with the state by us. We may charge Regional Developer for the costs incurred by us in printing large quantities of advertising and marketing materials supplied by us to Regional Developer at Regional Developer’s request. We may require you to submit to corporate your yearly lead generation marketing plan for review and approval. 6.9 Websites. As used in this Agreement, the term “Website” means an interactive electronic document contained in a network of computers linked by communications software that refers to the Franchise Locations, Regional Developers, the System, or the Marks. The term “Website” includes, but is not limited to, Internet and World Wide Web pages. In connection with any Website, Regional Developer agrees to the following: (a) Regional Developer shall not operate or establish a Website separate from our Website. All franchise leads should be directed to www.thejointfranchise.com. We shall have the right, but not the obligation, to designate one or more web page(s) to describe Regional Developer. Such web pages(s) will most likely be located on our Website. 6.10 Accounting, Bookkeeping and Records. Regional Developer shall maintain at its business premises in the Development Area all original invoices, receipts, checks, contracts, licenses, acknowledgement of receipt forms, and bookkeeping and business records we require from time to time. Regional Developer shall furnish to us, within one hundred twenty (120) days after the end of Regional Developer’s fiscal year, a balance sheet and profit and loss statement (audited by a CPA, if requested by us) for Regional Developer’s Business for such year (or a monthly or quarterly statement if required by us, in which case such statements also shall reflect year-to-date information). In addition, upon our request, within ten (10) days after such returns are filed, exact copies of federal and state income, sales and any other tax returns and such other forms, records, books and other information as we periodically require regarding Regional Developer’s Business, shall be furnished to us. Regional Developer shall maintain all records and report of the business conducted pursuant to this Agreement for at least two (2) years after the date of termination or expiration of this Agreement. 6.11 Reports and Annual Business Plan. (a) Reports. Regional Developer shall, as often as required by us, deliver to us a written report of its Regional Developer Business activities in such form and detail as we may from time to time specify, including information about efforts to solicit prospective Franchisees, the status of pending real estate transactions and the status of Location Franchises. (b) Annual Business Plan. On or before the one-hundred and twentieth (120th) day following each calendar year (or fiscal year, if you are on a non-calendar fiscal year) during the Term, you shall submit an annual business plan in the form designated by us. If you have a business plan on file with us, an update of such business plan, in the form designated by us will satisfy this requirement 6.12 Computer Systems. You are not required to purchase any particular computer system, operating software or hardware to operate your Regional Developer Business, however, you will be required to use a 15 computer and printer to operate your Regional Developer Business, and need to have access to a broadband Internet connection in order to operate your Regional Developer Business. 6.13 Technology Systems. (a) Generally. You must acquire and utilize all information and communication technology systems that we specify from time to time, including, without limitation, computer systems, webcam systems, telecommunications systems, security systems, disclosure systems, electronic signature systems and similar systems,, together with the associated hardware, software (including cloud-based software) and related equipment, software applications, mobile apps, and third-party services relating to the establishment, use, maintenance, monitoring, security or improvement of these systems (collectively referred to as the “Technology Systems”). The Technology Systems may relate to matters such as purchasing, pricing, accounting, order entry, inventory control, contact management, delivery of Franchise Disclosure Documents, document preparation, facilitation of electronic signatures, security, information storage, retrieval and transmission, customer information, customer loyalty, marketing, communications, copying, printing and scanning, or any other business purpose that we deem appropriate. We may require that you, at your expense, acquire new or substitute Technology Systems, and/or replace, upgrade or update existing Technology Systems, upon reasonable prior notice. (b) Use and Access. You must utilize your Technology Systems in accordance with the Manual. You may not load or permit any unauthorized programs or games on your Technology Systems. You must ensure that your employees are adequately trained in the use of the Technology Systems. You agree to take all steps necessary to enable us to have independent and unlimited access to the operational data collected through your Technology Systems, including information regarding your revenues and expenses. Upon our request, you agree to provide us with the user IDs and passwords for your Technology Systems, including upon termination or expiration of this Agreement. (c) Disruptions. You are solely responsible for protecting against computer viruses, bugs, power disruptions, communication line disruptions, internet access failures, internet content failures, date-related problems, and attacks by hackers and other unauthorized intruders. Upon our request, you must obtain and maintain cyber insurance and business interruption insurance for technology disruptions. (d) Fees and Costs. You are responsible for all fees, costs and expenses associated with acquiring, licensing, utilizing, updating and upgrading the Technology Systems. Certain components of the Technology Systems must be purchased or licensed from third party suppliers. We and/or our affiliate may develop proprietary software, technology or other components of the Technology Systems that will become part of our System. If this occurs: (i) you agree to pay us (or our affiliate) commercially reasonable licensing, support and maintenance fees; and (ii) upon our request, you agree to enter into a license agreement with us (or our affiliate) in a form that we prescribe governing your use of the proprietary software, technology or other component of the Technology Systems. We also reserve the right to enter into master agreements with third-party suppliers relating to any components of the Technology Systems and then charge you for all amounts that we must pay to these suppliers based upon your use of the software, technology, equipment, or services provided by the suppliers. The “technology fee” includes all amounts that you must pay us or our affiliates relating to the Technology Systems, including amounts paid for proprietary items and amounts that we collect from you and remit to third-party suppliers based on your use of their systems, software, technology or services. The amount of the technology fee may change based upon changes to the Technology Systems or the prices charged by third-party suppliers with whom we enter into master agreements. The technology fee does not include any amounts that you directly pay to third party suppliers for any component of the Technology Systems. The technology fee is due 10 days after invoicing or as otherwise specified by us from time to time. 6.13 Management of Business. You must personally participate in the direct operation of your Regional Developer Business. If you do not personally participate in the direct operation of your Regional Developer Business on a full-time basis, then you are obligated to have a fully trained Manager operate the franchise. We believe that only a person with an equity interest can adequately ensure that our standards of quality and competence are maintained. We required that you be directly involved in the day-to-day operations and utilize your 16 best efforts to promote and enhance the performance of the Regional Developer Business. Any Manager you employ at the launching of your franchise operations must complete the initial management-training course required by the Company. All subsequent Managers must be trained fully according to our standards by either the franchise owner or the Company. However, the Company may charge a fee for this additional training. 7. DEVELOPMENT FEE; SHARING OF COSTS IN THE DEVELOPMENT AREA. 7.1 Regional Developer shall pay to us a non-refundable “Development Fee” of ____________________________________________________ Dollars ($ _______________), payable upon execution of this Agreement. 7.2 Regional Developer shall pay us, on demand, one-half (1/2) of documented Model Defense Costs (the “RD Expense Share” (as further set forth at Section 7.3 below)). For purposes of this Section 7, “Model Defense Costs” shall mean documented third-party expenses (including without limitation, attorneys’ fees and applicable court or expert witness costs) incurred by the Company to defend threats to The Joint business model in the Development Area arising from newly enacted or proposed, revised or otherwise amended restrictions, legislation, rules, ordinances, and other administrative, state, or governmental actions attempted to be put in place at the Federal, State, County, or local level governing all or a portion of the Development Area, including potential actions by the applicable state Chiropractic Board or similarly named entity that governs Chiropractic practice in all or a portion of the Development Area. The RD Expense Share shall be due upon demand from the Company, so long as the demand includes documentation of all third-party costs and expenses incurred and paid by the Company that comprise the Model Defense Costs (the “Expense Notice”). If the Regional Developer does not pay the RD Expense Share to the Company within fifteen (15) days of receipt of the Expense Notice, so long as the Company provides prior written notice to Regional Developer, the Company may offset all or a portion of the RD Expense Share detailed in the Expense Notice against monies due and owing the Regional Developer under Section 8 below. 7.3 Regional Developer shall pay us, on demand as set forth above, the RD Expense Share of one-half (1/2) of documented costs and expenses in the event that: (i) the Company in its sole discretion agrees to pay a Franchisee in the Development Area any amount arising from the termination of that Franchisee’s franchise agreement (or if the Company waives collection of any amount to which it is entitled), (ii) a court or arbitrator of competent jurisdiction determines that the Company must pay that Franchisee any amount (or that the Company must waive collection of any amount to which it is entitled); or (iii) the Company otherwise suffers a loss or damages in connection with a Franchisee in the Development Area. 8. PAYMENTS TO REGIONAL DEVELOPER. 8.1 Initial Fee Commission and Conditions of Payment. During the term of this Agreement, Regional Developer shall be paid a commission, as set forth in this Section, paid from the initial franchise fees paid by Franchisees and/or Regional Developer for the purchase of Location Franchises to be located within the Development Area (the “Initial Fee Commission”), subject to fulfillment of the following conditions: (a) the Franchisee (or Regional Developer) executes a Franchise Agreement with us and an initial franchise fee has been paid to and actually received by us (we shall not be deemed to have received any fees paid into escrow, if applicable, until such fees actually have been remitted to us); and (b) Regional Developer has complied with all of its other obligations under this Agreement with respect to such sale and has verified the same to us in writing in a form prescribed by us. The Initial Fee Commission shall be fifty percent (50%) of the initial franchise fee for each Location Franchise that is sold pursuant to this Agreement minus any referral fees or sales commissions, if any, and will be payable to Regional Developer within twenty (20) days after the conditions of this Section 8.1 have been fulfilled. In addition, Regional Developer shall be entitled to a commission of 50% of any transfer and/or renewal fees Company collects from Location Franchises within the Development Area. 17 If we are required to refund any portion of the initial franchise fees paid by the Franchisee for the purchase of a Location Franchise, Regional Developer shall share fifty percent (50%) of the refunding responsibility. If we and you mutually agree for us to relieve you of your franchise sales responsibilities and if we (or our designees) undertake said responsibility in originating and closing the sales lead which results in a sale of a Location Franchise located in the Development Area, then we shall pay to you a commission equal to twenty-five percent (25%) of the initial franchise fee we actually collect. If we decide to offer initial Franchisees a limited time promotional discount of the initial franchise fee, then you hereby agree to your share of any such reduced fee shall also be reduced proportionately. 8.2 Commissions on Royalty Fees. We shall pay to Regional Developer, on or before the 20th day of each month, 42.957% of the royalty fees (which excludes advertising and marketing fees) actually received by us from each Location Franchisee located in the Development Area during the applicable period pursuant to their Franchise Agreement (“Royalty Fees”). Notwithstanding the foregoing, if Regional Developer has failed to conduct the periodic inspections described in Section 5.7 and failed to perform in any material respect, with respect to one (1) or more Franchisees located in the Development Area, the other services described in Section 5 to be provided to Franchisees located in the Development Area during any applicable month, then Regional Developer shall not be entitled to receive commissions on Royalty Fees with respect to such Franchisees for the period during which reports or services were not provided. 8.3 Commissions After Termination. All payments under this Section 8 shall immediately and permanently cease after the expiration or termination of this Agreement, although Regional Developer shall receive all amounts which have accrued to Regional Developer as of the effective date of expiration or termination. 8.4 Application of Payments. Our payments to Regional Developer shall be based on amounts actually collected from Franchisees, not on payments accrued, due or owning. In the event of termination of a Franchise Agreement for an Location Franchise within the Development Area, we shall apply any payments received from a Franchisee to pay past due indebtedness of that Franchisee for Royalty Fees, advertising contributions, purchases from us or our affiliates, interest or any other indebtedness on that Franchisee to us or our affiliates. To the extent that such payments are applied to a Franchisee’s overdue Royalty Fee payments, Regional Developer shall be entitled to its pro rata share of such payments, less its pro rata share of the costs of collection paid to third parties. 8.5 Setoffs and Refunds. Regional Developer shall not be allowed to set off amounts owed to us for fees or other amounts due under this Agreement against any monies owed to Regional Developer by us, which right to set off is hereby expressly waived by Regional Developer. We shall be allowed to set off against amounts owed to Regional Developer for commissions, Royalty Fees or other amounts due under this Agreement any monies owed to us by Regional Developer. In the event that we are required to refund any monies paid to us by a Franchisee within your Development Area, you agree to refund or return to us any monies your have received from us relating to such Franchisee. 9. MARKS. 9.1 Ownership and Goodwill of Marks. Regional Developer’s right to use the Marks is derived only from this Agreement and is limited to Regional Developer’s operation of its Regional Developer Business. Regional Developer’s unauthorized use of the Marks is a breach of this Agreement and infringes our rights in the Marks. Regional Developer acknowledges and agrees that Regional Developer’s use of the Marks and any goodwill established by that use are for our exclusive benefit and that this Agreement does not confer any goodwill or other interests in the Marks upon Regional Developer (other than the right to operate a Regional Developer Business under this Agreement). All provisions of this Agreement relating to the Marks apply to any additional and substitute trademarks and service marks we authorize Regional Developer to use. 9.2 Limitations on Regional Developer’s Use of Marks. Regional Developer may not use any Mark: (1) as part of any corporate or legal business name; (2) with any prefix, suffix or other modifying words, terms, designs, symbols other than logos we have licensed to Regional Developer; (3) in selling any unauthorized services

18 or products; (4) as part of any domain name, electronic address or search engine, without our consent; or (5) in any other manner we have not expressly authorized in writing. Regional Developer may not use any Mark in advertising the transfer, sale or other disposition of Regional Developer’s business under this Agreement or an ownership interest in Regional Developer (if a corporation, partnership, limited liability company or another business entity holds the franchise at any time during this Agreement’s term) without our prior written consent. 9.3 Notification of Infringements and Claims. Regional Developer agrees to notify us immediately of any apparent infringement of or challenge to Regional Developer’s use of any Mark, or of any person’s claim of any rights in any Mark, and not to communicate with any person other than us and our attorneys and Regional Developer’s attorneys regarding any infringement, challenge or claim. We may take action we deem appropriate (including no action) and control exclusively any litigation, U.S. Patent and Trademark Office proceeding or other administrative proceeding arising from any infringement, challenge or claim or otherwise concerning any Mark. Regional Developer agrees to sign any documents and take any actions that, in the opinion of our attorneys, are necessary or advisable to protect and maintain our interests in any litigation or Patent and Trademark Office or other proceeding or otherwise to protect and maintain our interests in the Marks. 9.4 Discontinuance of Use of Marks. If we believe at any time that it is advisable for us and/or Regional Developer to modify or discontinue using any Mark and/or use one or more additional or substitute trademarks or service marks, Regional Developer agrees to comply with our directions within a reasonable time after receiving noticed. We need not reimburse Regional Developer for Regional Developer’s expenses in complying with these directions, for any loss of revenue due to any modified or discontinued Mark, or for Regional Developer’s expenses of promoting a modified or substitute trademark or service mark. 9.5 Indemnification For Use of Marks. We agree to indemnify and reimburse Regional Developer against and for all damages for which Regional Developer is held liable in any trademark infringement proceeding arising out of Regional Developer’s authorized use of any Mark pursuant to and in compliance with this Agreement, and for all costs Regional Developer reasonably incurs in the defense of any such claim in which Regional Developer is named as a party, so long as Regional Developer has timely notified us of the claim, and have otherwise complied with this Agreement. At our option, we may defend and control the defense of any proceeding relating to any Mark. 10. CONFIDENTIAL INFORMATION. We possess (and may continue to develop and acquire) certain confidential information relating to the development and operation of Location Franchises and Regional Developer Businesses (the “Confidential Information”), which includes (without limitation): (1) site selection criteria; (2) methods, formats, specifications, standards, systems, procedures, sales and marketing techniques, knowledge and experience used in developing and operating Location Franchises and Regional Developer Businesses; (3) marketing research and promotional, marketing and advertising programs for Location Franchises and Regional Developer Businesses; (4) knowledge of specifications for and suppliers or, and methods of ordering, certain operating assets and products that Location Franchises and Regional Developer Businesses use; (5) knowledge of the operating results and financial performance of Location Franchises and Regional Developer Businesses; (6) customer communication and retention programs, along with data used or generated in connection with those programs; graphic designs and related intellectual property; 19 (7) information generated by or used or developed in the operation of Location Franchises and Regional Developer Businesses, including customer names, addresses, telephone numbers and related information; and (8) any other information designated confidential or proprietary by us. Regional Developer acknowledges and agrees that by entering into this Agreement, Regional Developer will not acquire any interest in Confidential Information, other than the right to use certain Confidential Information in accordance with this Agreement, and that Regional Developer’s use of any Confidential Information in any other business would constitute an unfair method of competition with us and our franchisees. Regional Developer further acknowledges and agrees that the Confidential Information is proprietary, includes our trade secrets, and is disclosed to Regional Developer only on the condition that Regional Developer agrees, and it does agree, that Regional Developer: (1) will not use any Confidential Information in any other business or capacity; (2) will keep the Confidential Information absolutely confidential during and after this Agreement’s term; (3) will not make unauthorized copies of any Confidential Information disclosure via electronic medium or in written or other tangible form; (4) will adopt and implement all reasonable procedures that we periodically prescribe to prevent unauthorized use or disclosure of Confidential Information, including, without limitation: (i) restricting its disclosure to Regional Developer’s personnel and Franchisees needing to know such Confidential Information in order to develop and operate the Location Franchises; and (ii) requiring those having access to Confidential Information to sign confidentiality and non-disclosure agreements. We have the right to regulate the form of agreement that Regional Developer uses and to be a third party beneficiary of that agreement with independent enforcement rights; and (5) will not sell, trade or otherwise profit in any way from the Confidential Information, except using methods approved by us. All ideas, concepts, techniques or materials relating to a Location Franchise or Regional Developer Business, whether or not protectable intellectual property and whether created by or for Regional Developer or its employees, must be promptly disclosed to us and will be deemed to be our sole and exclusive property and works made-for-hire for us. To the extent any item does not qualify as a “work made-for-hire” for us, by this paragraph, Regional Developer assigns ownership of that item, and all related rights to that item, to us and agrees to sign whatever assignment or other documents we request to evidence our ownership or to help us obtain intellectual property rights in the item. “Confidential Information” does not include information, knowledge or know-how which is or becomes generally known in business consulting industry or which Regional Developer knew from previous business experience before we provided it to Regional Developer (directly or indirectly) or before Regional Developer attended our initial training program. If we include any matter in Confidential Information, anyone who claims that it is not Confidential Information must prove that the exclusion in this paragraph is fulfilled. 11. ASSIGNABILITY. 11.1 Assignability by Company. (a) We shall have the right, but not the obligation, to cause a subsidiary or affiliate of ours to perform any or all of our obligations and exercise any or all of our rights under this Agreement and under any 20 Franchise Agreement, and to require regional Developer to perform any or all of its obligations hereunder, in favor or such subsidiary or affiliate, by delivery of written Notice thereof to Regional Developer. (b) We shall have the right to assign this Agreement, or any of our rights and privileges under this Agreement to any other person, firm or corporation, other than a subsidiary or affiliate of ours, without Regional Developer’s prior consent, and we shall not be liable for any obligations accruing under this Agreement after the effective date of such assignment; provided the assignee shall expressly assume and agree to perform our obligations under this Agreement and is reasonably capable of performing them. 11.2 Assignments by Regional Developer. (a) We have entered into this Agreement in reliance upon and in consideration of the singular personal skills, character, aptitude, business ability, financial capacity and qualifications of Regional Developer and the trust and confidence reposed in Regional Developer or, in the case of a business entity Regional Developer, its owners (individually, an “Owner”). Therefore, neither Regional Developer’s interest in this Agreement nor any of its rights or privileges hereunder shall be assigned or transferred, voluntarily or involuntarily, in whole or in part, by operation of law or otherwise, in any manner, without our prior written approval. (b) Any assignment or transfer without our approval is a breach of this Agreement and has no effect. In this Agreement, the term “transfer” includes any voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition and includes the following events: (1) transfer of record or beneficial ownership of capital stock in Regional Developer (if Regional Developer is a corporation), a partnership or membership interest (if Regional Developer is a partnership or limited liability company), or any other ownership interest or right to receive all or a portion of Regional Developer’s profits or losses; (2) a merger, consolidation or exchange of shares or other ownership interests, or issuance of additional ownership interest or securities representing or potentially representing shares or other ownership interests, or a redemption of shares or other ownership interests; (3) any sale or exchange of voting interests or securities convertible to voting interests, or any agreement granting the right to exercise or control the exercise of the voting rights of any owner or to control Regional Developer’s operations or affairs; (4) transfer of an interest in Regional Developer, this Agreement, or Regional Developer Business or its assets (or any right to receive all or a portion of Regional Developer’s or the Regional Development Business’ profits or losses or any capital appreciation relating to the Regional Development Business) in a divorce, insolvency or entity dissolution proceeding, or otherwise by operation of law; (5) if Regional Developer or an Owner (if Regional Developer is a business entity) dies, transfer of an interest in Regional Developer, this Agreement, or the Regional Development Business or its assets (or any right to receive all or a portion of Regional Developer’s or the Regional Development Business’ profits or losses or any capital appreciation relating to the Regional Development business) by will, declaration or transfer in trust, or under the law of intestate succession; or (6) pledge of this Agreement (to someone other than us) or of an ownership interest in Regional Developer (if Regional Developer is a business entity) as security, foreclosure upon the development area franchises, or Regional Developer’s transfer, surrender or loss of the area development franchise possession, control or management. 11.3 Conditions for Approval of Assignment or Transfer. We may impose any reasonable condition(s) to the granting of our consent to such assignments. Without limiting the generality of the foregoing, the imposition by us of any or all of the following conditions to our consent to any such assignment shall be deemed to be 21 reasonable: (a) that the assignee (or the principal officers, shareholders, directors or general partners of the assignee in the case of a business entity assignee) demonstrates that it has the skill, qualifications and economic resources necessary, in our judgment, reasonably exercised, to own and operate the Regional Developer Business; (b) that Regional Developer has paid all amounts owed to us; (c) that the assignee shall expressly assume in writing for our benefit all of the obligations of Regional Developer under this Agreement and any other agreements proposed to be assigned to such assignee; (d) that neither the assignee nor its owners or affiliates operates, has an ownership interest in or performs services for a Competitive Business (defined in Section 12.2); (e) that the assignee shall have completed (or agreed to complete) our training program; (f) that the assignee signs our then current form of Regional Developer Agreement, the provisions of which may differ materially from any and all of those contained in this Agreement, and the term of which shall be the remaining term of this Agreement; (g) that as of the date of any such assignment, the assignor shall have strictly complied with all of its obligations to us, whether under this Agreement or any other agreement, arrangement or understanding with us; (h) that the assignee is not then in default of any of the obligation to us under any agreement between such assignee and us; (i) that the assignor shall pay to us a transfer fee of Ten Thousand Dollars ($10,000) per transfer, except for transfers pursuant to Section 11.4 below; (j) that the assignor and the assignor’s spouse (if any) shall sign a general release, in a form satisfactory to us, of any and all claims against us and our affiliates and our and their respective shareholders, officers, directors, employees, representatives, agents, successors and assigns; and (k) that assignor will not directly or indirectly at any time or in any manner identify himself, herself or itself or any business as a current or former Franchise or as one of our Franchisees or Regional Developers, use any Mark, any colorable imitation of a Mark, or other indicia of a Location Franchise or Regional Developer Business in any manner or for any purpose, or utilize for any purpose any trade name, trademark, service mark or other commercial symbol that suggests or indicates a connection or association with us. Regional Developer shall not in any event have the right to pledge, encumber, charge, hypothecate or otherwise give any third party a security interest in this Agreement in any manner whatsoever without our express prior written permission, which permission may be withheld for any reason whatsoever in our sole subjective judgment. 11.4 Assignment to Entity Principally Controlled By You. The Regional Developer franchise business and its assets and liabilities may be assigned to a newly-formed corporation or other legal entity that conducts no business other than the operation of the franchise and in which you and any of your principals own and control in the aggregate not less than ninety percent (90%) of the equity and voting power of all outstanding capital stock or ownership interest, provided as follows: (a) that the proposed transferee complies with the provisions of this Agreement; and (b) that you are empowered to act for said corporation or other legal entity; and

22 (c) that you shall submit to us documentation that we may reasonably request to effectuate the transfer, including the approving and acknowledging execution of this Agreement; and (d) that you shall submit to us a true and complete list of the shareholders, members or partners, showing number of shares or interests owned, and a list of the officers and directors if a corporation or managers if a limited liability company, or managing partners if a partnership. We shall be promptly notified of any changes in said lists; and (e) that all certificates of shares or interests issued by transferee at any time shall be endorsed thereon the appropriate legend to conform with state law, referring to this Agreement by date and name of parties hereto and stating “Transfer to This Certificate is Limited by the Terms and Conditions of a Regional Development Agreement dated ____________________;” and (f) that a copy of this Agreement shall be given to every shareholder, member or partner; and (g) that a copy of the organizational documents and any corporate resolutions and a Certificate of Good Standing will be furnished to us at our reasonable request, and prompt notification in writing of any amendments thereto will be provided to us; and (h) that the number of shares or interests issued or outstanding in the transferee will not be increased or decreased without prior written Notice to us, which notice will in its terms guarantee compliance with this Agreement. In addition, new shareholders, members of partners must be approved by us and agree to be bound by this entire Agreement. Shareholders, members or partners may make a separate agreement among them providing for purchase by the survivors of them of the shares of any shareholders or interests of any members or partners upon death, or other agreements affecting ownership or voting rights, so long as voting control and a majority representation of the board of directors or members or partners remains with those individuals who initially applied for and were approved as Franchisees under this Agreement. Shareholders, members or partners must notify us in writing of any such agreement that affects control of the transferee. 11.5 Death or Disability. (a) Upon the death or disability of Regional Developer or an Owner, the executor, administrator, conservator, guardian or other personal representative must assign, sell, or transfer Regional Developer’s interest in this Agreement, the Regional Developer Business and its assets, or the Owner’s ownership interest in Regional Developer, to a third party approved by us. That transfer (including, without limitation, transfer by bequest or inheritance) must occur, subject to our rights, within a reasonable time, not to exceed nine (9) months from the date of death or disability, and is subject to all of the terms and conditions in this Section 11. A failure to transfer such interest within this time period is a breach of this Agreement. The term “disability” means a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent Regional Developer from supervising the Development Area management and operation for ninety (90) or more consecutive days. (b) If, upon the death or disability of Regional Developer or an Owner, a trained manager who we approve is not managing the day-to-day operations, then the executor, administrator, conservator, guardian or other personal representative must, within a reasonable time not to exceed thirty (30) days from the date of death or disability, appoint a manager that we must approve to operate the Regional Developer Business. The manager must, at Regional Developer’s or the Owner’s estate’s expense, satisfactorily complete the training we designate with the specified time period. 11.6 Company’s Right of First Refusal. If Regional Developer at any time determines to sell or transfer an interest in this Agreement or the Regional Developer Business, or if Owner determines to sell or transfer a controlling ownership interest in Regional Developer, then Regional Developer or the Owner, as applicable (the “Seller”) must obtain from a responsible and fully disclosed buyer, and send us a true and complete copy of a bona 23 fide, executed written offer relating exclusively to an interest in Regional Developer or this Agreement and the Regional Developer Business. The offer must include details of the payment terms of the proposed sale and the sources and terms of any financing for the proposed purchase price. To be a valid, bona fide offer, the proposed purchase price must be in a fixed dollar amount and without any contingent payments of purchase price (such as earn-out payments). We may, by delivering written Notice to the Seller within sixty (60) days after we receive both an exact copy of the offer and all other information requested, elect to purchase the interest for the price and on the terms and conditions contained in the offer, provided that: (1) we may substitute cash for any form or payment proposed in the offer; (2) our credit will be deemed equal to the credit of any proposed buyer; (3) the closing will be not less than sixty (60) days after notifying the Seller of our election to purchase or, if later, the closing date proposed in the offer; (4) we will be entitled to purchase the interest through the use of our then-current standard form of asset purchase agreement; and (5) we must receive, and the Seller agrees to make, all customary representations and warranties, given by the seller of the assets of a business or ownership interests in a legal entity, as applicable, including, without limitation, representations and warranties regarding ownership and condition of, and title to, assets and (if applicable) ownership interests and validity of contracts and the liabilities, contingent on otherwise, relating to the assets or ownership interests being purchased. We will have the right during such sixty (60) day period to request documentation related to the offer, including without limitation financial and legal information related to the purchase of the interest. The thirty (30) day period shall be extended in the event you fail to provide us with the requested documentation. Our purchase of the interest may require financial accounting audits of the interest to ensure our compliance with state and federal financial reporting requirements. If we exercise our right of first refusal, the Seller agrees that, for two (2) years beginning on the closing date, the Seller and members of its immediate family will be bound by the non-competition covenant contained in Section 12.2 below. If we do not exercise our right of first refusal, the Seller may complete the sale to the proposed buyer on the original offer’s terms, subject to our approval of the transfer as provided above. If the Seller does not complete the sale to the proposed buyer within sixty (60) days after we notify the Seller that we do not intend to exercise our right of first refusal, or if there is a material change in the terms of the sale (which the Seller must let us know promptly), we will have an additional right of first refusal during the sixty (60) day period following either the expiration of the sixty (60) day period or receipt of Notice of the material change(s) in the sale’s terms, either on the terms originally offered or the modified terms, at our option. 11.7 Ownership Structure. Regional Developer represents and warrants that all persons holding direct or indirect, legal or beneficial ownership interests in Regional Developer (collectively, the “Owners’”) are listed in Exhibit 3 and that its ownership structure is as set forth on Exhibit 3. In consideration of, and as an inducement to, the execution of this Agreement, each Owner of the Regional Developer and their respective spouses shall personally and unconditionally sign our form Guaranty and Acceptance of Obligations (Exhibit 4), guaranteeing to us and our successors and assigns that the Regional Developer will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and agreeing to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement. Regional Developer shall not change its ownership structure without complying with all of the terms and conditions of this Section 11. Within ten (10) days of any change in Regional Developer’s ownership structure, Regional Developer shall submit a revised Exhibit 3 to us showing the new ownership structure, and any new Owners shall sign our form Owner’s Guaranty and assumption of Obligations (Exhibit 4). 12. NON-COMPETITION. 12.1 In Term – Exclusive Relationship. Franchisor has entered into this Agreement with Regional Developer on the condition that, except as Franchisor shall approve in writing, Regional Developer will deal exclusively with Franchisor insofar as any business defined below as a Competitive Business. Franchisor acknowledges that Regional Developer may perform similar service for other franchise systems or engage in unrelated business activities, however, without violating the terms of this Agreement. If the Regional Developer is engaged in any other business activities, Regional Developer shall disclose such business activities to Franchisor in writing prior to signing this Agreement. 24 Regional Developer acknowledges and agrees that Franchisor would be unable to protect its Confidential Information and would be unable to encourage a free exchange of ideas and information among Regional Developers and Franchisor if Regional Developers were permitted to hold an interest in any Competitive Business. Regional Developer therefore agrees that, after the Effective Date of this Agreement, without the prior written approval of Franchisor, which approval may be withheld by Franchisor in Franchisor’s sole and absolute discretion, neither Regional Developer, Regional Developer’s shareholders, members or partners who participate in the management of Regional Developer, nor Regional Developer’s spouse, and, if applicable, the Operating Principal shall: (a) have any direct or indirect interest as a disclosed or beneficial owner in a “Competitive Business”, which shall be defined as a business operating or granting franchises or licenses to others to operate any business other than those licenses by franchisor; (b) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business, wherever located or operating; (c) divert or attempt to divert any business related to, or any customer or account of, the Regional Developer Business, Franchisor’s business or any other Regional Developer’s or Franchisees’ Business, by direct inducement or otherwise. Notwithstanding the foregoing, (i) Regional Developer shall not be prohibited from owning securities in a Competitive Business if such securities are listed on a stock exchange or traded on the over-the-counter market and represent five percent (5%) or less of that class of securities issued and outstanding; (ii) Regional Developer will not be deemed to be operating a Competitive Business, as that term is defined above, if the Regional Developer operates a The Joint Location Franchise under an approved Franchise Agreement. 12.2 Post-Term. For a eighteen (18) month period following the assignment, expiration or termination of this Agreement, for any reason, neither Regional Developer, any Owner, nor any member of Regional Developer’s or an Owner’s immediate family will have any direct or indirect interest (e.g., through a spouse) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent, or in any other capacity, in any Competitive Business located or operating: (a) within the Development Area; (b) within the development area of any of our other regional developers, (c) within twenty-five (25) miles of any Location Franchise or Regional Developer franchise or in operation or development on the date of assignment, expiration or termination; or (d) within any unsold development areas. The term “Competitive Business” means any business in which you perform the franchise development/sales, training and/or operational support responsibilities for a pain management franchise or license brand, or if you currently have an independent chiropractic clinic that uses a non-insurance based/membership model. 13. TERMINATION. 13.1 Termination by You. You may terminate this Agreement due to a material default of our obligations hereunder, which default is not cured by us within sixty (60) days after our receipt of prompt written Notice by you to us detailing the alleged default with specificity. Failure to give such Notice within thirty (30) days of having actual or constructive knowledge of the alleged default shall constitute a waiver by you of any such alleged default. If you terminate this Agreement pursuant to this Section 13.1, you shall comply with all of this Agreement’s post termination covenants, terms and conditions. So long as we have performed our obligations as stated within this Agreement, you hereby agree and irrevocably waive any rights you may possess under this Agreement or any applicable law to terminate or rescind this Agreement. 13.2 Termination by Company. 25 (a) With Notice and Opportunity to Cure. (xvii) Except for any default under Section 13.2(a)(ii), Section 13.2(b) or by applicable law, you shall have sixty (60) days after our written Notice of default within which to remedy any default under this Agreement, and to provide evidence of such remedy to us. If any such default is not cured within that time period, or such longer time period as applicable law may require or as we may specify in the notice of default, this Agreement and all rights granted by it shall thereupon automatically terminate without further notice or opportunity to cure. (xviii) If you do not strictly comply with the Minimum Development Obligation at any time during the term of this Agreement (except during such time when we shall have relieved you of your sales responsibilities in accordance with Section 2.1(g)), then it shall be your sole responsibility to incorporate within your annual business plan (required under Section 6.11(b)) an action plan for curing your default of the Minimum Development Obligation. Your failure to fully cure a default of the Minimum Development Obligation within six (6) months of such default shall cause an immediate termination of this Agreement, without any further opportunity to cure. (b) Without Opportunity to Cure. Subject to any controlling applicable laws to the contrary, you shall be deemed to be in material default and we may, at our option, terminate this Agreement and all rights granted hereunder, without affording you any opportunity to cure the default, effective immediately upon delivery or attempted delivery to you of Notice by us of the occurrence of any of the following events: (xix) You are adjudicated bankrupt or judicially determined to be insolvent (subject to any contrary provisions of any applicable state or federal laws), or fail to meet your financial obligations as they become due, or make a disposition for the benefit of your creditors. (xx) You or any of your Owners allows a judgment against you or them in an amount of more than $50,000 arising out of your duties under this Agreement that remains unsatisfied for a period of more than thirty (30) days (unless an appeal bond has been filed). (xxi) Your assets are seized, taken over or foreclosed by a government official in the exercise of its duties, or seized, taken over, or foreclosed by a creditor or lien holder provided that a final judgment against the you remains unsatisfied for thirty (30) days (unless an appeal bond has been filed). (xxii) A levy of execution or attachment has been made upon the franchise rights granted by this Agreement or upon any property used in your business, and it is not discharged within eleven (11) days of your receipt of notice of such levy or attachment. (xxiii) If any judgment is entered against us or our subsidiaries or affiliated corporations, arising out of or relating to your operation of your business and if you are obligated to indemnify us pursuant to Section 15.2 and such judgment is not satisfied or stayed pending appeal by us or by our subsidiaries or affiliated companies. (xxiv) You abandon your business. Abandonment in this context means any action or omission that demonstrates your intention to permanently relinquish and renounce your rights and duties under this Agreement. (xxv) You receive three (3) or more written notices of default from us, within any period of twelve (12) consecutive months, concerning any material breach by you, whether or not such breaches shall have been cured, such repeated course of conduct shall itself be grounds for termination of this Agreement without further notice or opportunity to cure. (xxvi) You (or any of your owners) participate in in-term competition contrary to

26 Section 12.1. (xxvii) You or any of your Owners, officers or directors is convicted of or pleads guilty or nolo contendere to a felony or any other crime or offense that is likely, in our reasonable business judgment, to adversely affect our reputation, the franchise system, the Marks or the goodwill associated therewith, or our interest therein. (xxviii) You purport, threaten, or take any action to make an assignment or transfer without our prior written consent or otherwise that will violate Section 11 of this Agreement. (xxix) You materially misuse or make any unauthorized use of the Marks or otherwise materially impair the goodwill associated therewith or our rights therein, or take any action that reflects materially and unfavorably upon the operation and reputation of the Company or the Company’s network generally. (xxx) Your unauthorized use, disclosure, or duplication of the Confidential Information, excluding independent acts of employees or others if you shall have exercised commercially-reasonable efforts to prevent such disclosures or use. (xxxi) You make any material misrepresentations in connection with the application for, execution of, or performance under this Agreement. 13.3 Rights and Obligations Upon Termination or Expiration. (a) Except to the extent that you have rights (if any) granted under a Franchise Agreement that has not terminated or expired, upon expiration or termination of this Agreement, you shall immediately take such action as we may require to accomplish the following: (xxxii) Cease to assist in the sale of The Joint® franchises, cease to use the system and Marks in any form, cease to hold yourself out as an Regional Developer of us and you shall not use or identify in any business name, any of the words “The Joint®”, “The Joint® Chiropractic”, or “The Joint…the chiropractic place®”; or any combination of such Marks or words, in any combination, form or fashion. (xxxiii) Pay all sums due to us, including but not limited to all obligations, trade accounts, promissory notes, financing agreements and equipment leases owing to us. (xxxiv) Submit such reports as we require, including but not limited to profit and loss statements for the two (2) year period preceding the date of termination or expiration. (xxxv) Return to us or to our designee the Manuals, Confidential Information, proprietary hardware, software, computer disks and all other trade secrets, trade dress, and other information and instructions delivered to you and all copies thereof. (xxxvi) Surrender to us such stationery, printed matter, signs and advertising materials containing the “The Joint®”, “The Joint® Chiropractic”, and/or “The Joint…the chiropractic place®” names and/or Marks. (xxxvii) Transfer, assign disconnect and forward the business telephone number, fax number, business Internet e-mail address and any other identifying information, listings or commercial holding out for your business to us or our designee. You shall not be required to transfer and assign to us any home or personal telephone number, fax number or e-mail address. (xxxviii) Transfer your “white” and “yellow” page telephone listings, references and advertisements and all trade and similar name registrations and business licenses and cancel any interest which you may have in the same. 27 (xxxix) Promptly take any action necessary to cancel any assumed name or equivalent registration that contains the mark “The Joint®”, “The Joint® Chiropractic”, and/or “The Joint…the chiropractic place®”; , or any other Mark, and submit to us proof of compliance with this obligation. (b) Upon termination or expiration of this Agreement, all monies earned or payable to us on account of Franchisees within the Development Area shall belong solely to us and you hereby forfeit any and all rights to the same upon the termination or expiration of the Agreement. Such monies shall not include unpaid obligations of us to you, which monies will be paid by us to you after we have first deducted any monies owed by you to us. (c) In the event of termination or expiration of this Agreement, you hereby authorize and appoint us or our designee to act as special agent or attorney-in-fact for you to transfer any listed telephone and fax numbers, transfer “white” pages and “yellow” pages listings, e-mail address, Internet presence and any other identifying information, listings or commercial holding out relating to your business and to enforce the conditional assignment of same to you or to our designee. (d) In the event of termination or expiration of this Agreement, you hereby authorize us to notify Franchisees, your customers, vendors, suppliers, landlord, banks, local advertisers and any other appropriate third-party that this Agreement has been terminated. (e) In the event of a termination or expiration of this Agreement, you hereby authorize and acknowledge that we will disclose your name, your address, your phone number, and other applicable information pursuant to any applicable law in all future Franchise Disclosure Documents. 13.4 Reserved. 13.5 General Provisions. Notwithstanding anything to the contrary contained in this Section 13, in the event any valid applicable law of a competent Governmental Authority having jurisdiction over this Agreement and the parties hereto shall limit our rights of termination hereunder or shall require longer notice or cure periods than those set forth above, this Agreement shall be deemed amended to conform to the minimum notice or cure periods or restrictions upon termination required by such laws and regulations. The parties shall not, however, be precluded from contesting the validity, enforceability or application of such laws or regulations in any action, hearing or dispute relating to this Agreement or the termination thereof. Our rights as stated in this Section 13 shall be without prejudice to any other rights or remedies provided by law or under this Agreement which include, but are not limited to, injunctive relief, damages or specific performance. Our failure to terminate this Agreement upon the occurrence of one or more of the above events shall not constitute a waiver or otherwise affect our right to terminate this Agreement because of any other occurrence of one or more of the events set forth above. 14. MEDIATION AND LITIGATION. 14.1 MEDIATION. MEDIATION. DURING THE TERM OF THIS AGREEMENT CERTAIN DISPUTES MAY ARISE THAT YOU AND WE ARE UNABLE TO RESOLVE, BUT THAT MAY BE RESOLVABLE THROUGH MEDIATION. TO FACILITATE SUCH RESOLUTION, YOU AND WE AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE BETWEEN US OR ANY OF OUR AFFILIATES (AND THEIR RESPECTIVE OWNERS, OFFICERS, DIRECTORS, AGENTS, REPRESENTATIVES AND/OR EMPLOYEES) AND YOU (AND YOUR OWNERS, AGENTS, OFFICERS, DIRECTORS, REPRESENTATIVES AND/OR EMPLOYEES) ARISING OUT OF OR RELATED TO (a) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN US AND YOU, (b) OUR RELATIONSHIP WITH YOU, OR (c) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN US AND YOU, TO MEDIATION BEFORE EITHER OF US MAY BRING ANY SUCH CLAIM, CONTROVERSY OR DISPUTE IN COURT. (a) THE MEDIATION SHALL BE CONDUCTED BY A MEDIATOR THAT YOU AND WE MUTUALLY SELECT FROM THE THEN CURRENT PANEL APPROVED BY THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) FOR PHOENIX, ARIZONA OR AS WE AND YOU OTHERWISE 28 AGREE. IN THE EVENT WE ARE UNABLE TO REACH AGREEMENT ON A MEDIATOR WITHIN FIFTEEN (15) DAYS AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION, YOU AND WE AGREE THAT THE MEDIATOR MAY BE SELECTED BY THE AAA BASED ON SELECTION CRITERIA THAT YOU OR WE SUPPLY TO THE AAA. THE COSTS AND EXPENSES OF THE MEDIATION, INCLUDING THE MEDIATOR’S COMPENSATION AND EXPENSES (BUT EXCLUDING ATTORNEYS’ FEES INCURRED BY EITHER PARTY), SHALL BE BORNE BY THE PARTIES EQUALLY. (b) NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 14.1, YOUR AND OUR AGREEMENT TO MEDIATE SHALL NOT APPLY TO ANY CONTROVERSIES, DISPUTES OR CLAIMS RELATED TO OR BASED ON THE MARKS OR THE CONFIDENTIAL INFORMATION. MOREOVER, REGARDLESS OF YOUR AND OUR AGREEMENT TO MEDIATE, YOU AND WE EACH HAVE THE RIGHT TO SEEK TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF IF WARRANTED BY THE CIRCUMSTANCES OF THE DISPUTE. 14.2 JURISDICTION AND FORUM SELECTION. WITH RESPECT TO ANY CONTROVERSIES, DISPUTES OR CLAIMS THAT ARE NOT FULLY RESOLVED THROUGH MEDIATION AS PROVIDED IN SECTION 14.1 ABOVE, THE PARTIES IRREVOCABLY AGREE TO SUBMIT THEMSELVES TO THE JURISDICTION OF THE SUPERIOR COURT OF MARICOPA COUNTY, ARIZONA OR THE U.S. DISTRICT COURT FOR THE DISTRICT OF ARIZONA AND HEREBY WAIVE ANY AND ALL OBJECTIONS TO PERSONAL OR SUBJECT MATTER JURISDICTION IN THESE COURTS. YOU AND WE FURTHER AGREE THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE THE COURTS OF MARICOPA COUNTY, ARIZONA. 15. GENERAL CONDITIONS AND PROVISIONS. 15.1 Relationship of Regional Developer to Company. It is expressly agreed that the parties intend by this Agreement to establish between us and Regional Developer the relationship of franchisor and franchisee. Except as expressly provided herein, it is further agreed that Regional Developer has no authority to create or assume in our name or on our behalf, any obligation, express or implied, or to act or purport to act as agent or representative on our behalf for any purpose whatsoever. In no event shall either party be deemed to be fiduciaries of the other. Neither we nor Regional Developer is the employer, employee, agent, partner or co-venturer of or with the other, each being independent contractors. Regional Developer agrees that it will not hold himself out as the agent, employee, partner or co-venturer of ours, or as having any of the aforesaid authority. All Employees hired by or working for Regional Developer shall be the employees of Regional Developer and shall not, for any purpose, be deemed employees of us or subject to our control. 15.2 Indemnification. To the fullest extent permitted by law, Regional Developer agrees to indemnify, defend and hold harmless us, our affiliates, and our and their respective shareholders, directors, officers, employees, agents, representatives, successors and assigns (the “Indemnified Parties”) from and against, and to reimburse any one or more of the Indemnified Parties for any and all claims, obligations and damages directly or indirectly arising out of: (1) the Regional Developer Business conducted by Regional Developer pursuant to this Agreement, (2) Regional Developer’s breach of this Agreement, or (3) Regional Developer’s non-compliance or alleged non- compliance with any law, ordinance, rule or regulation. For purposes of this indemnification, “claims” include all obligations, damages (actual, consequential, punitive or otherwise) and costs that any Indemnified Party reasonably incurs in defending any claim against it, including, without limitation, reasonable accountants’, arbitrators’, attorneys’ and expert witness’ fees, costs of investigation and proof of facts, court costs, travel and living expenses and other expenses of litigation, arbitration or alternative dispute resolution, regardless of whether litigation or alternative dispute resolution is commenced. Each Indemnified Party may defend and control the defense of any claim against it which is subject to this indemnification at Regional Developer’s expense, and Regional Developer may not settle any claim or take any other remedial, corrective or other actions relating to any claim without our consent. This indemnity will continue in full force and effect subsequent to and notwithstanding this Agreement’s expiration or termination. An Indemnified Party need not seek recovery from an insurer or other third party, or 29 otherwise mitigate its losses and expenses, in order to maintain and recover fully a claim against Regional Developer. Regional Developer agrees that a failure to pursue a recovery or mitigate a loss will not reduce or alter the amounts that an Indemnified Party may recover from Regional Developer. 15.3 Waiver and Delay. Except as otherwise expressly provided to the contrary, no waiver by us of any breach or series of breaches or defaults in performance by the Regional Developer, and no failure, refusal or neglect of or by us to exercise any right, power or option given to us under this Agreement or under any other agreement between us and Regional Developer, whether entered into before, after or contemporaneously with the execution of this Agreement (and whether or not related to this Agreement) or to insist upon strict compliance with or performance of the Regional Developer’s obligations under this Agreement or any other agreement between us and Regional Developer, whether entered into before, after or contemporaneously with the execution of this Agreement (and whether or not related to this Agreement), shall constitute a novation, or a waiver of the provisions of this Agreement with respect to any subsequent breach thereof or a waiver of our right at any time thereafter to require exact and strict compliance with the provisions thereof. 15.4 Survival of Covenants. The covenants contained in this Agreement which, by their terms, require performance by the parties after the expiration or termination of this Agreement or ancillary agreements, shall be enforceable notwithstanding said expiration or other termination of this Agreement for any reason whatsoever. 15.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of us and Regional Developer. 15.6 Joint and Several Liability. If either party consists of more than one person or entity, or a combination thereof, the obligations and liabilities of each such person or entity to the other under this Agreement are joint and several. 15.7 Governing Law. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. §§ 1051 et seq.), this Agreement and the Regional Developer franchise will be governed by the internal laws of the State of Arizona (without reference to its choice of law and conflict of law rules), except that the provisions of any Arizona law relating to the offer and sale of business opportunities or franchises or governing the relationship of a franchisor and its franchisees will not apply unless their jurisdictional requirements are met independently without reference to this Paragraph. You agree that we may institute any action against you arising out of or relating to this Agreement (which is not required to be mediated hereunder or as to which mediation is waived) in any state or federal court of general jurisdiction in Maricopa County, Arizona, and you irrevocably submit to the jurisdiction of such courts and waive any objection you may have to either the jurisdiction or venue of such court. 15.8 Consent to Jurisdiction. Subject to Section 14 and the provisions below, Regional Developer and its owners agree that all actions arising under this Agreement or otherwise as a result of the relationship between Regional Developer and us must be commenced in the State of Arizona, and in the state or federal court of general jurisdiction closest to where our principal business address then is located, and Regional Developer (and its Owners) irrevocably submits to the jurisdiction of those courts and waives any objection Regional Developer (or its owners) might have with either the jurisdiction of or venue in those courts. Nonetheless, Regional Developer and any of its Owners agree that we may enforce this Agreement and any arbitration orders and awards in the courts of the state or states in which Regional Developer or its Owners are domiciled. 15.9 Waiver of Punitive Damages and Jury Trial. Except for Regional Developer’s obligation to indemnify us under Section 15.2 above and except where authorized by federal statute, we and Regional Developer and its Owners waive to the fullest extent permitted by law any right to or claim for any punitive or exemplary damages against the other and agree that, in the event of a dispute between us and Regional Developer, the party making a claim will be limited to equitable relief and to recovery of any actual damages it sustains. We and Regional Developer irrevocably waive trial by jury in any action, proceeding or counterclaim, whether at law or in equity, brought by either party.

30 15.10 Limitation of Claims. Any and all claims arising out of or relating to this Agreement or our relationship with Regional Developer, except for claims for indemnification under Section 15.2 above, will be barred unless a judicial proceeding is commenced within one (1) year from the date on which the party asserting the claim knew or should have known of the facts giving rise to the claims. 15.11 Entire Agreement. This Agreement and the Exhibits incorporated in the Agreement contain all of the terms and conditions agreed upon by the parties to this Agreement with reference to the subject matter of this Agreement. No other agreements, and all prior agreements, understanding and representations are merged in this Agreement and superseded by this Agreement. Each party represents to the other that there are no contemporaneous agreements or understandings between the parties relating to the subject matter of this Agreement that are not contained in this Agreement. This Agreement cannot be modified or changed except by written instrument signed by all of the parties to this Agreement, provided that we may modify or amend the Manuals at any time without notice to, or approval of, Regional Developer or any other person. Nothing in this Agreement shall have the effect of disclaiming any of the information in the Franchise Disclosure Document or its attachments or addenda. 15.12 Title for Convenience. Article and Section titles used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any of the terms, provisions, covenants or conditions of this Agreement. 15.13 Gender. All terms used in any one number or gender shall extend to mean and include any other number and gender as the facts, context or sense of this Agreement or any section or paragraph hereof may require. 15.14 Severability. Except as expressly provided to the contrary in this Agreement, each Section, paragraph, term and provision of this Agreement in severable, and if, for any reason, any part thereof, to be invalid or contrary to or in conflict with any applicable present or future law and regulation in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction, that ruling will not impair the operation or, or otherwise affect, any other portions of this Agreement, which will continue to have full force and effect and bind the parties. If any covenant which restricts competitive activity is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited, and/or length of time, but would be enforceable if modified, we and Regional Developer agree that the covenant will be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction whose law determines the covenant’s validity. If any applicable and binding law or rule of any jurisdiction requires more notice than this Agreement requires of this Agreement’s termination or of our refusal to enter into a successor agreement, or if, under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement is invalid or unenforceable or unlawful, the notice and/or other action required by the law or rule will be substituted for the comparable provisions of this Agreement, and we may modify the invalid or unenforceable provisions to the extent required to be valid and enforceable or delete the unlawful provision in its entirety. Regional Developer agrees to be bound by any promise or covenant imposing the maximum duty the law permits which is subsumed within any provision of this Agreement, as though it were separately articulated in and made a part of this Agreement. 15.15 Fees and Expenses. Should any party to this Agreement commence any action or proceeding for the purpose of enforcing, or preventing the breach of, any provision of this Agreement, whether by arbitration, judicial or quasi-judicial action or otherwise, or for damages for any alleged breach of any provision of this Agreement, or for a declaration of such party’s rights or obligations under this Agreement, then the prevailing party shall be reimbursed by the losing party for all costs and expenses incurred in connection therewith, including, but not limited to, reasonable attorneys’ fees for the services rendered to such prevailing party. 15.16 Notices. Except as otherwise expressly provided herein, all written notices and reports permitted or required to be delivered by the parties pursuant to this Agreement shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by mail, via registered or certified mail, return receipt requested; or one (1) business day after placement with Federal Express, or other reputable air courier service, requesting delivery on the most expedited basis available, postage prepaid and addressed as follows: 31 If to company: THE JOINT CORP. Attention: Eric Simon, VP of Franchise Sales and Development 16767 N. Perimeter Dr., Ste. 110 Scottsdale, AZ 85260 Email: eric.simon@thejoint.com With a copy to: If to Regional Developer: With a copy to: Or to such other addresses any such party may designate by ten (10) days’ advance written notice to the other party. 15.17 Time of Essence. Time shall be of the essence for all purposes of this Agreement. 15.18 Lien and Security Interest. To secure your performance under this Agreement and indebtedness for all sums due us or our affiliates, we shall have a lien upon, and you hereby grant us a security interest in, the following collateral and any and all additions, accessions, and substitutions to or for it and the proceeds from all of the same: (a) all inventory now owned or after-acquired by you and the Regional Developer Business, including but not limited to all inventory and supplies transferred to or acquired by you in connection with this Agreement; (b) all accounts of you and/or the Regional Developer Business now existing or subsequently arising, together with all interest in you and/or the Regional Developer Business, now existing or subsequently arising, together with all chattel paper, documents, and instruments relating to such accounts; (c) all contract rights of you and/or the Regional Developer Business, now existing or subsequently arising; and (d) all general intangibles of you and/or the Regional Developer Business, now owned or existing, or after-acquired or subsequently arising. You agree to execute such financing statements, instruments, and other documents, in a form satisfactory to us, that we deem necessary so that we may establish and maintain a valid security interest in and to these assets. 16. SUBMISSION OF AGREEMENT. This Agreement shall not be binding upon us unless and until it shall have been submitted to and signed by our Chief Executive, and the date of said signing as set forth on the first page of this Agreement shall be the effective date of this Agreement. 17. ACKNOWLEDGMENTS. To induce us to sign this Agreement and grant Regional Developer the rights hereunder, Regional Developer acknowledges: (a) That Regional Developer has independently investigated the Regional Developer Business franchise opportunity and recognizes that, like any other business, the nature of the Regional Developer Business may, and probably will, evolve and change over time. (b) That an investment in a Regional Developer Business involves business risks. 32 (c) That Regional Developer’s business abilities and efforts are vital to Regional Developer’s success. (d) That performing Regional Developer’s obligations will require a high level of customer service and strict adherence to the System. (e) That Regional Developer has not received or relied upon, and we expressly disclaim making any representation, warranty or guaranty, express or implied, as to the revenues, profits or success of a Regional Developer Business. (f) That any information Regional developer has acquired from Franchisees or other regional developers regarding their sales, profits or cash flows is not information obtained from us, and we make no representation about that information’s accuracy. (g) That Regional Developer has no knowledge of any representations made about the Regional Developer franchise opportunity by us, our subsidiaries or affiliates or any of their respective officers, directors, shareholders or agents that are contrary to the statements made in our Franchise Disclosure Document or to the terms and conditions of this Agreement. (h) That in all of their dealing with Regional Developer, our officers, directors, employees and agents act only in a representative, and not in an individual capacity and that business dealings between Regional Developer and them as a result of this Agreement are only between Regional Developer and us. (i) That Regional Developer has represented to us, to induce us to enter into this Agreement, that all statements Regional Developer has made and all materials Regional Developer has given to us in acquiring the franchise are accurate and complete and that Regional Developer has made no misrepresentations or material omissions in obtaining the franchise. (j) That Regional Developer has read this Agreement and our Franchise Disclosure Document and understands and accepts that the terms and covenants in this Agreement are reasonably necessary for us to maintain our high standards of quality and service, as well as the uniformity of those standards at each Regional Developer Business and Location Franchise, and to protect and preserve the goodwill of the Marks. 33 IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the first date set forth above. COMPANY: THE JOINT CORP. a Delaware corporation By: Its: REGIONAL DEVELOPER: By: Its:

EXHIBIT 1 DEVELOPMENT AREA The Development Area referred to in Recital D of this Agreement shall be the following geographic area: EXHIBIT 2 MINIMUM DEVELOPMENT OBLIGATION DEVELOPMENT SCHEDULE Your Minimum Development Obligation for the Development Area shall be as follows: At the dates set forth below, you must have completed a Sale of a Location Franchise within the Development Area as defined within the Agreement for the following number of Location Franchises indicated (the “Minimum Development Schedule”): Development Period Date Development Period Begins Date Development Period Ends Minimum Sales during Development Period Cumulative Location Franchises at End of Development Period Year 1 Effective Date Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 EXHIBIT 3 OWNERSHIP STRUCTURE Owner Name and Address Number of Shares Percentage of Ownership ____________________________ ______ ______ ____________________________ ____________________________ ____________________________ ______ ______ ____________________________ ____________________________ ____________________________ ______ ______ ____________________________ ____________________________ ____________________________ ______ ______ ____________________________ ____________________________ TOTAL ______ 100% EXHIBIT 4 OWNER'S GUARANTY AND ASSUMPTION OF OBLIGATIONS In consideration of, and as an inducement to, the execution of the foregoing Regional Developer Agreement dated , 20___ (“Agreement”) by THE JOINT CORP., a Delaware corporation (“us”), and (“Regional Developer”), each of the undersigned owners of the Regional Developer (“Owner”) and their respective spouses (“you”, for purposes of this Guaranty only), hereby personally and unconditionally (1) guarantees to us and our successors and assigns that the Regional Developer will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and (2) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, including without limitation, monetary obligations, the obligations to take or refrain from taking certain actions and arbitration of disputes. Each of you waives (1) protest and notice of default, demand for payment or nonperformance of any obligations guaranteed by this Guaranty; (2) any right you may have to require that an action be brought against Regional Developer or any other person as a condition of your liability; (3) all right to payment or reimbursement from, or subrogation against, the Regional Developer which you may have arising out of your guaranty of the Regional Developer's obligations; and (4) any and all other notices and legal or equitable defenses to which you may be entitled in your capacity as guarantor. Each of you consents and agrees that (1) your direct and immediate liability under this Guaranty shall be joint and several; (2) you will make any payment or render any performance required under the Agreement on demand if Regional Developer fails or refuses to do so when required; (3) your liability will not be contingent or conditioned on our pursuit of any remedies against Regional Developer or any other person; (4) your liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Regional Developer or to any other person, including without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims; and (5) this Guaranty will continue and be irrevocable during the term of the Agreement and afterward for so long as the Regional Developer has any obligations under the Agreement. If we are required to enforce this Guaranty in a judicial or arbitration proceeding, and prevail in such proceeding, we will be entitled to reimbursement of our costs and expenses, including, but not limited to, reasonable accountants', attorneys', attorneys' assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If we are required to engage legal counsel in connection with any failure by you to comply with this Guaranty, you agree to reimburse us for any of the above- listed costs and expenses incurred by us. [Signature Page Follows]

This Guaranty is now executed as of the Agreement Date. OWNER: OWNER’S SPOUSE: ____________________________________ ____________________________________ OWNER: OWNER’S SPOUSE: ____________________________________ ____________________________________ OWNER: OWNER’S SPOUSE: ____________________________________ ____________________________________ EXHIBIT 5 STATE-SPECIFIC ADDENDA TO REGIONAL DEVELOPER AGREEMENT CALIFORNIA ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. California Business and Professions Code Sections 20000 through 20043 provide rights to the franchisee concerning termination or non-renewal of a franchise. If the Regional Developer Agreement contains a provision that is inconsistent with the law, the law will control. 2. The Regional Developer Agreement provides for termination upon bankruptcy. This provision may not be enforceable under federal bankruptcy law (11 U.S.C.A. Sec. 101 et seq.). 3. The Regional Developer Agreement contains a covenant not to compete, which extends beyond the termination of the franchise. This provision may not be enforceable under California law. 4. The Regional Developer Agreement requires mediation. The mediation will occur in Maricopa County, State of Arizona. Prospective franchisees are encouraged to consult private legal counsel to determine the applicability of California and federal laws (such as Business and Professions Code Section 20040.5, Code of Civil Procedure Section 1281, and the Federal Arbitration Act) to any provisions of a Regional Developer Agreement restricting venue to a forum outside the State of California. 5. The Agreement requires the application of laws of Arizona. This requirement may be unenforceable under California law. 6. You must sign a general release if you renew or transfer your franchise. California Corporations Code 31512 voids a waiver of your rights under the Franchise Investment Law (California Corporations Code 31000 through 31516). Business and Professions Code 20010 voids a waiver of your rights under the Franchise Relations Act (Business and Professions Code 20000 through 20043). IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this California Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: REGIONAL DEVELOPER By: Print Name: Title: HAWAII ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. The Regional Developer Agreements contain a provision requiring a general release as a condition of renewal and transfer of the franchise. Such release will exclude claims arising under the Hawaii Franchise Investment Law. 2. Any provisions of the Regional Developer Agreement that relate to non-renewal, termination, and transfer are only applicable if they are not inconsistent with the Hawaii Franchise Investment Law. Otherwise, the Hawaii Franchise Investment Law will control. 3. The Regional Developer Agreement permits us to terminate the Agreement on the bankruptcy of you and/or your affiliates. This provision may not be enforceable under federal bankruptcy law. (11 U.S.C. § 101, et seq.). 4. Each provision of this Addendum will be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Hawaii Franchise Investment Law are met independently without reference to this Addendum. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Hawaii Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: REGIONAL DEVELOPER By: Print Name: Title:

ILLINOIS ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. The Regional Developer Agreement contains a provision requiring a general release as a condition of renewal and transfer of the franchise. Such release will exclude claims arising under the Illinois Franchise Disclosure Act. 2. Your rights upon Termination and Non-Renewal are set forth in sections 19 and 20 of the Illinois Franchise Disclosure Act. 3. The Illinois Franchise Disclosure Act will govern the Agreement with respect to Illinois Franchisees. The provisions of the Agreement concerning governing law, jurisdiction, and venue will not constitute a waiver of any right conferred on you by the Illinois Franchise Disclosure Act. Consistent with the foregoing, any provision in the Agreement which designates jurisdiction and venue in a forum outside of Illinois is void with respect to any cause of action which is otherwise enforceable in Illinois. 4. In conformance with Section 41 of the Illinois Franchise Disclosure Act, any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with the Illinois Franchise Disclosure Act or any other law of Illinois is void. 5. Illinois law governs the Franchise Agreement(s). 6. Nothing in the Agreement will limit or prevent the enforcement of any cause of action otherwise enforceable in Illinois or arising under the Illinois Franchise Disclosure Act of 1987, as amended. 7. Each provision of this Addendum will be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Illinois law applicable to the provision are met independently without reference to this Addendum. 8. All fees referenced in the Franchise Agreement and Regional Developer Agreement are subject to deferral pursuant to order of the Illinois Attorney General’s Office based upon their review of our financial condition as reflected in our financial statements. Accordingly, you will pay no fees to us until we have completed all of our material pre-opening responsibilities to you and you commence operating the first franchised business. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Illinois Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: REGIONAL DEVELOPER By: Print Name: Title: INDIANA ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. Regional Developer Agreement contains a provision requiring a general release as a condition of renewal and transfer of the franchise. Such provision is inapplicable under the Indiana Deceptive Franchise Practices Law, IC 23-2-2.7 § 1(5). 2. Under the Regional Developer Agreement you will not be required to indemnify us for any liability imposed on us as a result of your reliance on or use of procedures or products which were required by us, if such procedures were utilized by you in the manner required by us. 3. The Regional Developer Agreement is amended to provide that mediation between you and us will be conducted at a mutually agreed-on location. 4. The Regional Developer Agreement is amended to provide that in the event of a conflict of law, the Indiana Franchise Disclosure Law, I.C. 23-2-2.5, and the Indiana Deceptive Franchise Practices Law, I.C. 23-2-2.7, will prevail. 5. Nothing in the Agreement will abrogate or reduce any rights you have under Indiana law. 6. Each provision of this Addendum will be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Indiana Franchise Disclosure Law, Indiana Code §§ 23-2-2.5-1 to 23-2-2.5-51, and the Indiana Deceptive Franchise Practices Act, Indiana Code §§ 23-2-2.7-1 to 23-2-2.7-10, are met independently without reference to this Addendum. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Indiana Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: REGIONAL DEVELOPER By: Print Name: Title: MARYLAND ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. Notwithstanding anything to the contrary set forth in the Agreement, the following provisions will supersede and apply to all franchises offered and sold in the State of Maryland: 2. Any provision in the Agreement that would require you, as part of the Agreement or as a condition of the sale, renewal or assignment of the franchise, to assent to a release which would relieve any person from liability imposed under the provisions of the Maryland Franchise Law is void if that the provision violates this law. The provision in the Regional Developer Agreement which provides for termination upon bankruptcy of the franchisee may not be enforceable under federal bankruptcy law (11 U.S.C. Section 101 et seq.) 3. Any provision in the Agreement which operates to waive your right to file a lawsuit alleging a cause of action arising under the Maryland Franchise Law in any court of competent jurisdiction in the State of Maryland is void if that the provision violates this law. Claims arising under the Maryland Franchise Law may be brought in any court of competent jurisdiction in Maryland, within 3 years after the grant of the franchise. 4. Based upon the franchisor's financial condition, the Maryland Securities Commissioner has required a financial assurance. Therefore, all initial fees and payments owed by franchisees shall be deferred until the franchisor completes its pre-opening obligations under the Regional Developer Agreement. 5. The Regional Developer Questionnaire, which is attached to the Agreement as Exhibit 5, is amended as follows: All representations requiring prospective franchisees to assent to a release, estoppel or waive of liability are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law. THE JOINT CORP. a Delaware corporation By: Print Name: Title: REGIONAL DEVELOPER By: Print Name: Title: MINNESOTA ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. The Regional Developer Agreement is amended to add the following: “We will protect your right to use the Marks and/or indemnify you from any loss, costs or expenses arising out of any claim, suit or demand regarding the use of the Marks.” 2. The Regional Developer Agreement contains a provision requiring a general release as a condition of renewal and transfer of the franchise. Such release will exclude claims arising under the Minnesota Franchise Law. 3. The Regional Developer Agreement is amended to add the following: With respect to franchises governed by Minnesota law, we will comply with Minn. Stat. Sec. 80C. 14, Subds, 3, 4 and 5, which require, except in certain specified cases, that a franchisee be given 90 days’ notice of termination (with 60 days to cure) and 180 days’ notice for nonrenewal of the Regional Developer Agreement. 4. The Regional Developer Agreement is amended as follows: Pursuant to Minn. Stat. § 80C.17, Subd. 5, the parties agree that no civil action pertaining to a violation of a franchise rule or statute can be commenced more than three years after the cause of action accrues. 5. The Regional Developer Agreement is amended to add the following: Minn. Stat. Sec. 80C.2 1 and Minn. Rule 2860.4400J prohibit us from requiring litigation or mediation to be conducted outside Minnesota. In addition, nothing in the Disclosure Document or Regional Developer Agreement can abrogate or reduce any of your rights as provided for in Minnesota Statutes, Chapter 80C, or your rights to any procedure, forum or remedies provided for by the laws of the jurisdiction. 6. The Regional Developer Agreement is amended to add the following: Minn. Rule Part 2860.4400J prohibits us from requiring you to waive your rights to a jury trial or waive your rights to any procedure, forum, or remedies provided for by the laws of the jurisdiction, or consenting to liquidated damages, termination penalties or judgment notes. 7. Each provision of this Agreement will be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the Minnesota Franchises Law or the Rules and Regulations promulgated thereunder by the Minnesota Commissioner of Commerce are met independently without reference to this Addendum to the Agreement. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Minnesota Addendum to the Regional Developer Agreement on the same day as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: _ REGIONAL DEVELOPER By: Print Name: Title:

NEW YORK ADDENDUM TO REGIONAL DEVELOPER AGREEMENT THIS ADDENDUM (the “Addendum”) is made and entered into as of this _____ day of ___________________________, 20___ (the “Effective Date”), by and between The Joint Corp., a Delaware corporation, with its principal business address at 16767 N. Perimeter Dr., Suite 110, Scottsdale, Arizona 85260 (“we,” or “us”), and ________________________________________, whose principal business address is _________________________________________________ (“you”). RECITALS WHEREAS, you and we are parties to that certain Regional Developer Agreement dated ____________, 201__ (the “RDA”) that has been signed concurrently with the signing of this Addendum; WHEREAS, the New York Franchise laws and regulations (the “New York Franchise Law”) apply to the franchise relationship between you and us because one or more of the following apply: (i) you are a resident of New York and the franchises that you will establish pursuant to the RDA will be located or operated in New York; or (ii) any of the offering or sales activity relating to the RDA originated in or was directed to New York; WHEREAS, the New York Franchise Law imposes certain requirements and limitations on franchise agreements that are subject to the New York Franchise Law and these requirements and limitations are set forth in this Addendum; and WHEREAS, you and we agree to amend the RDA to comply with the New York Franchise Law. NOW, THEREFORE, you and we agree that the RDA shall be amended in accordance with the terms of this Addendum. 1. Amendments to RDA. The RDA is hereby amended to incorporate the following provisions: (a) We will not require that you prospectively assent to a release, assignment, novation, waiver, or estoppel that purports to relieve any person from liability imposed by the New York Franchise Law. (b) We will not place any condition, stipulation, or provision in the RDA that requires you to waive compliance with any provision of the New York Franchise Law. (c) Any provision in the RDA that limits the time period in which you may assert a legal claim against us under the New York Franchise Law is amended to provide for a three (3) year statute of limitations for purposes of bringing a claim arising under the New York Franchise Law. (d) Notwithstanding the transfer provision in the Franchise Agreement, we will not assign the Franchise Agreement except to an assignee who, in our good faith judgment, is willing and able to assume our obligations under the Franchise Agreement. 2. Miscellaneous. (a) Modification. This Addendum and the RDA when executed constitute the entire agreement and understanding between the parties with respect to the subject matter contained herein and therein. Any and all prior agreements and understandings between the parties and relating to the subject matter contained in this Addendum and the RDA, whether written or verbal, other than as contained within the executed Addendum and RDA, are void and have no force and effect. In order to be binding between the parties, any subsequent modifications must be in writing signed by the parties. (b) Effect on Agreement. Except as specifically modified or supplemented by this Addendum, all terms, conditions, covenants and agreements set forth in the RDA shall remain in full force and effect. This Addendum shall not apply unless the jurisdictional requirements of the New York Franchise Law are met independently and without reference to this Addendum. (c) Inconsistency. In the event of any inconsistency between the executed RDA and this Addendum, this Addendum shall prevail. (d) Counterparts. This Addendum may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same document. IN WITNESS WHEREOF, the parties have executed and delivered this Addendum effective on the date stated on the first page above. FRANCHISOR The Joint Corp., a Delaware corporation By: Name: Title: ______________________________________ [Date] FRANCHISEE [Signature] [Print Name] ______________________________________ [Date] NORTH DAKOTA ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. The Regional Developer Agreement contains a provision requiring a general release as a condition of renewal or transfer of the franchise. Such release is subject to and will exclude claims arising under the North Dakota Franchise Investment Law. 2. The Regional Developer Agreement will be amended to state that mediation involving a franchise purchased in North Dakota must be held in a location mutually agreed on prior to the mediation, or if the parties cannot agree on a location, at a location to be determined by the mediator. 3. The Regional Developer Agreement is amended to add that covenants not to compete on termination or expiration of a Regional Developer Agreement are generally not enforceable in the State of North Dakota except in limited circumstances provided by North Dakota law. 4. The Regional Developer Agreement is amended to add that any claim or right arising under the North Dakota Franchise Investment Law may be brought in the appropriate state or federal court in North Dakota, subject to the mediation provision of the Agreement. 5. The Regional Developer Agreement is amended to state that, in the event of a conflict of law, to the extent required by the North Dakota Franchise Investment Law, North Dakota law will prevail. 6. The Regional Developer Agreement requires the franchisee to waive a trial by jury, as well as exemplary and punitive damages. These requirements are not enforceable in North Dakota pursuant to Section 51- 19-09 of the North Dakota Franchise Investment Law, and are therefore not part of the Regional Developer Agreement. 7. The Regional Developer Agreement requirement that the franchise consent to a limitation of claims period of one year is not consistent with North Dakota law. The limitation of claims period under the Regional Developer Agreement shall therefore be governed by North Dakota law. 8. Each provision of this Addendum will be effective only to the extent, with respect to such provision, that the jurisdictional requirements of the North Dakota Franchise Investment Law, N.D. Cent. Code §§ 51-19-01 through 51-19-17, are met independently without reference to this Addendum. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this North Dakota Addendum to the Regional Developer Agreement on the same day as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: _ REGIONAL DEVELOPER By: Print Name: Title: RHODE ISLAND ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. The Regional Developer Agreement contains a provision requiring a general release as a condition of renewal and transfer of the franchise. Such release will exclude claims arising under the Rhode Island Franchise Investment Act. 2. This Agreement requires that it be governed by Arizona law. To the extent that such law conflicts with Rhode Island Franchise Investment Act, it is void under Sec. 19-28.1-14. 3. The Regional Developer Agreement is amended by the addition of the following, which will be considered an integral part of this Agreement: “§ 19-28.1-14 of the Rhode Island Franchise Investment Act provides that “A provision in an Regional Developer Agreement restricting jurisdiction or venue to a forum outside this state or requiring the application of the laws of another state is void with respect to a claim otherwise enforceable under this Act.” 4. Each provision of this Addendum will be effective only to the extent, with respect to such provision, that the jurisdictional requirements of Rhode Island Franchise Investment Act, §§ 19- 28-1.1 through 19- 28.1-34, are met independently without reference to this Addendum. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Rhode Island Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: _ REGIONAL DEVELOPER By: Print Name: Title:

VIRGINIA ADDENDUM TO REGIONAL DEVELOPER AGREEMENT No addendum is required in Virginia at this time. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Virginia Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: _ REGIONAL DEVELOPER By: Print Name: Title: WASHINGTON ADDENDUM TO REGIONAL DEVELOPER AGREEMENT 1. The state of Washington has a statute, RCW 19.100.180 which may supersede the Regional Developer Agreement in your relationship with the franchisor including the areas of termination and renewal of your franchise. There may also be court decisions which may supersede the Regional Developer Agreement in your relationship with the franchisor including the areas of termination and renewal of your franchise. 2. In any mediation involving a franchise purchased in Washington, the mediation site shall be either in the state of Washington, or in a place mutually agreed upon at the time of the mediation , or as determined by the mediator. 3. In the event of a conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW shall prevail. 4. A release or waiver of rights executed by a franchisee shall not include rights under the Washington Franchise Investment Protection Act except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act, rights or remedies under the Act such as a right to a jury trial may not be enforceable. 5. Transfer fees are collectable to the extent that they reflect the franchisor’s reasonable estimated or actual costs in effecting a transfer. IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Washington Addendum to the Regional Developer Agreement on the same date as the Regional Developer Agreement was executed. THE JOINT CORP. a Delaware corporation By: Print Name: Title: _ REGIONAL DEVELOPER By: Print Name: Title: EXHIBIT 5 AREA DEVELOPER COMPLIANCE QUESTIONNAIRE The Joint Corp. (the “Franchisor”) and you are preparing to enter into a Regional Developer Agreement. The purpose of this Questionnaire is to determine whether any statements or promises were made to you that the Franchisor has not authorized and that may be untrue, inaccurate or misleading. Please understand that your responses to these questions are important to us and that we will rely on them. Please review each of the following questions and statements carefully and provide honest and complete responses to each. By signing this Questionnaire, you are representing that you have responded truthfully to the following questions. 1. I received and personally reviewed the Franchisor’s Franchise Disclosure Document (“FDD”) that was provided to me. Yes _______ No _______ 2. Did you sign a receipt or acknowledge through electronic means a receipt for the FDD indicating the date you received it? Yes _______ No _______ 3. Do you understand all of the information in the FDD and any state-specific Addendum to the FDD? Yes _______ No _______ If no, what parts of the FDD and/or Addendum do you not understand? (Attach additional pages, if necessary.) 4. Have you received and personally reviewed the Regional Developer Agreement and each Addendum and related agreement attached to it? Yes _______ No _______ 5. Do you understand all of the information in the Regional Developer Agreement, each Addendum and related agreement provided to you? Yes _______ No _______ If no, what parts of the Regional Developer Agreement, Addendum, and/or related agreement do you not understand? (Attach additional pages, if necessary.) _ _ 6. Have you entered into any binding agreement with the Franchisor for the purchase of this Regional Developer Business before being provided a copy of the FDD for fourteen (14) calendar days? Yes _______ No _______ 7. Have you paid any money to the Franchisor for the purchase of this Regional Developer Business before being provided a copy of the FDD for fourteen (14) calendar days? Yes _______ No _______ 8. Have you discussed the benefits and risks of establishing and operating a Regional Developer Business with your counsel or advisor? Yes _______ No _______ If no, do you wish to have more time to do so? Yes _______ No _______ 9. Do you understand that the success or failure of your Regional Developer Business depends in large part on your skills and abilities, competition from other businesses, interest rates, inflation labor and supply costs, lease terms and other economic and business factors? Yes _______ No _______ Except as disclosed in Item 19 of its Franchise Disclosure Document, the Franchisor does not make information available to prospective Regional Developers concerning actual, average, projected or forecasted sales, profits or earnings for a Regional Developer Business. The Franchisor does not furnish, or authorize its salespersons to furnish, any oral or written information concerning the actual, average, projected, forecasted sales, costs, income or profits of a Regional Developer Business. Franchisor specifically instructs its sales personnel, agents, employees and other officers that they are not permitted to make any claims or statements as to the earnings, sales, or profits, or prospects, or chances of success, nor are they authorized to represent or estimate dollar figures as to a Regional Developer’s Business’ operations. Actual results vary and are dependent on a variety of internal and external factors, some of which neither Regional Developer, nor Franchisor can estimate. To ensure that Franchisor’s policies have been followed, please answer the following questions: 10. Has any employee, or other person speaking for the Franchisor, made any statement or promise to you regarding the total revenues a Regional Developer Business will generate that is contrary to the information in the FDD? Yes _______ No _______ 11. Has any employee, or other person speaking for the Franchisor, made any statement or promise of the amount of money or profit you may earn in operating a Regional Developer Business that is contrary to the information in the FDD? Yes _______ No _______ 12. Has any employee, or other person speaking for the Franchisor, promised you that you will be successful in operating a Regional Developer Business? Yes _______ No _______ 13. Has any employee, or other person speaking for the Franchisor, made any statement, promise or verbal agreement of about advertising, marketing, training, support service or other assistance that the Franchisor will furnish to you that is contrary to, or different from, the information in the FDD? Yes _______ No _______ 14. If you have answered “Yes” to any one of questions 10-13, please provide a full explanation of each “yes” answer. (Attach additional pages, if necessary, and refer to them below.) If you have answered “no” to each of questions 11-14, please leave the following lines blank. _ _ I certify that my answers to the foregoing questions are true, correct and complete. These acknowledgments are not intended to act, nor shall they act, as a release, estoppel or waiver of any liability incurred under any applicable state’s franchise registration or disclosure law. REGIONAL DEVELOPER (“you”) By: Print Name: Title: Date Received: Date Signed: EXHIBIT C TABLE OF CONTENTS OF REGIONAL DEVELOPER MANUAL

EXHIBIT D FINANCIAL STATEMENTS The Joint Corp. 10-K -Annual Report, Item 8 Financial Statements and Supplementary Data For the Fiscal Years Ended December 31, 2020 and 2019

The Joint Corp. 10-K -Annual Report, Item 8 Financial Statements and Supplementary Data For the Fiscal Years Ended December 31, 2019 and 2018

Table of Contents

**Note 14:Subsequent Events**

On February 28, 2020, the Company entered into a Credit Agreement (the "Credit Agreement"), with JPMorgan Chase Bank, N.A., individually, and as Administrative Agent and Issuing Bank ("JPMorgan Chase" or the "Lender"). The Credit Agreement provides for senior secured credit facilities (the "Credit Facilities") in the amount of $7,500,000, including a $2,000,000 revolver (the "Revolver") and $5,500,000 development line of credit (the "Line of Credit"). The Revolver includes amounts available for letters of credit of up to $1,000,000 and an uncommitted additional amount of $2,500,000 All outstanding principal and interest on the Revolver are due on February 28, 2022. Principal and interest outstanding on the Line of Credit at the end of the first year are converted to a term loan payable in 36 monthly payments with a final maturity date of March 31, 2024. Principal and interest outstanding on the Line of Credit at the end of the second year are converted to a second term loan payable in 36 monthly payments with a final maturity date of March 31, 2025. Borrowings under the Credit Facilities bear interest at a rate equal to an applicable margin, which is a one-, three- or six-month reserve adjusted Eurocurrency rate plus 2.00% or, at the election of the Company, an alternative base rate, plus 1.00%. The alternative base rate is the greatest of the prime rate, the Federal Reserve Bank of New York rate plus 0.50% and the one-month reserve adjusted Eurocurrency plus 1.00%. Unused portions of the Credit Facilities bear interest at a rate equal to 0.25% per annum. If the current Eurocurrency rate is no longer available or representative, the loan agreement provides a mechanism for replacing that benchmark rate. The Credit Facilities are pre-payable at any time without penalty, other than customary breakage fees, and any voluntary repayments made by the Company would reduce the future required repayment amounts.

The Credit Facilities contain customary events of default, including but not limited to nonpayment; material inaccuracy of representations and warranties; violations of covenants; certain bankruptcies and liquidations; cross-default to material indebtedness; certain material judgments; and certain fundamental changes such as a merger or sale of substantially all assets (as further defined in the Credit Facilities). The Credit Facilities require the Company to comply with customary affirmative, negative and financial covenants, including minimum interest coverage and maximum net leverage. A breach of any of these operating or financial covenants would result in a default under the Credit Facilities. If an event of default occurs and is continuing, the lenders could elect to declare all amounts then outstanding, together with accrued interest, to be immediately due and payable. The Credit Facilities are collateralized by substantially all of the Company's assets, including the assets in the Company's company-owned or managed clinics. The Company intends to use the Revolver for general working capital needs and the Line of Credit for acquiring and developing new chiropractic clinics.

The Company granted a security interest to the Lender in all assets of the Company, including the assets in the Company's company-owned or managed clinics, and all proceeds thereof, pursuant to a pledge and security agreement.

74

# EXHIBIT E

LIST OF REGIONAL DEVELOPERS

Part A: List of Regional Developer Businesses/Franchisees as of December 31, 2020:

| Region State(s) | Region/Area | Regional Dev | Phone | Owner |
|---|---|---|---|---|
| Alabama (and Louisiana and Mississippi) | Alabama, Louisiana & Mississippi | Alabama - Alabama, Mississippi, Louisiana - Pat Greco, Pat, Weathers - PPG Health Solutions, LLC | 404-797-6088 | Pat Greco, Pat, Weathers - PPG Health Solutions, LLC |
| Arkansas (and Oklahoma and Texas) | Texas, Oklahoma, Arkansas | Multiple States - Texas, Oklahoma, Arkansas - Kevin Stutz - Stutz Wealthcorp, INC | 512-970-5979 | Kevin Stutz - Stutz Wealthcorp, INC |
| California | Northern California (6 Counties-Santa Clara, Solano, Yolo, Sacramento, Placer and San Joaquin) | California - Northern California (6 Counties-Santa Clara, Solano, Yolo, Sacramento, Placer and San Joaquin) - Chris O'Neal (Joint Ventures) | 775-200-9928 | Chris O'Neal (Joint Ventures) |
| California | The Bay Area N. Cal including Alameda, San Francisco, San Mateo, Marin, Contra Costa, Napa and Santa Cruz County | California - The Bay Area N. Cal including Alameda, San Francisco, San Mateo, Marin, Contra Costa, Napa and Santa Cruz County - Regi Lal - Southwest Wellness Group, LLC | 760-383-1862 | Regi Lal - Southwest Wellness Group, LLC |
| Colorado | Denver and North, Colorado Springs and Pueblo MSA's ( counties include Larimer, Weld, Boulder, Broomfield, Adams, Denver, Arapahoe, Jefferson, Douglas, El Paso, Pueblo) | Colorado - Denver and North, Colorado Springs and Pueblo MSA's ( counties include Larimer, Weld, Boulder, Broomfield, Adams, Denver, Arapahoe, Jefferson, Douglas, El Paso, Pueblo) - Brad Remington (Remington Joint, LLC) | 303-968-5408 | Brad Remington (Remington Joint, LLC) |
| Florida | Indian River, Okeechobee, St. Lucie, Marin, Palm Beach, Broward, Miami Dade, and Monroe including the Florida Keys. | Florida - Indian River, Okeechobee, St. Lucie, Marin, Palm Beach, Broward, Miami Dade, and Monroe including the Florida Keys. - Walter Booth, Joe Burum and Kevin Minter - KCI Wellness Development, LLC | 404.556.5882 | Walter Booth, Joe Burum and Kevin Minter - KCI Wellness Development, LLC |
| Florida | Tampa/Orlando (Counties of Baker, Duval, Clay, St. Johns, Putnam, Bradford, Alachua, Marion, Flagler, Volusia, Lake, Sumter, Seminole, Orange, Osceola, Brevard, Polk, Citrus, Pinellas, Hillsborough, Pasco, Hernando, Manatee, Sarasota, Charlotte, Lee, Collier) | Florida - Tampa/Orlando (Counties of Baker, Duval, Clay, St. Johns, Putnam, Bradford, Alachua, Marion, Flagler, Volusia, Lake, Sumter, Seminole, Orange, Osceola, Brevard, Polk, Citrus, Pinellas, Hillsborough, Pasco, Hernando, Manatee, Sarasota, Charlotte, Lee, Collier) - Shane Weber, Barry Goodman, Jeff McGinty, Duane Cantrell, Michael Cantrell | 404-964-3182 | Shane Weber, Barry Goodman, Jeff McGinty, Duane Cantrell, Michael Cantrell |
| Georgia | All Georgia counties EXCEPT the following: Dade, Walker, Catoosa, Whitfield, Columbia, Richmond, Effingham, Chatham, Bryan, Glynn, Camden, Liberty, McIntosh | Georgia - All Georgia counties EXCEPT the following: Dade, Walker, Catoosa, Whitfield, Columbia, Richmond, Effingham, Chatham, Bryan, Glynn, Camden, Liberty, McIntosh - Dr. Patrick Greco (Midtown health solutions) | 404-797-6088 | Dr. Patrick Greco (Midtown health soultions) |
| Idaho (and Washington) | Entire State of Washington (excluding Clark and Skamania Counties) Including Kootenai County Idaho | Washington - Entire State of Washington (excluding Clark and Skamania Counties) Including Kootenai County Idaho - Kevin Kelly, Wynn, Faith - Pack Joint Development, LLC | 610-659-4968 | Kevin Kelly, Wynn, Faith - Pack Joint Development, LLC |

| Region State(s) | Region/Area | Regional Dev | Phone | Owner |
|---|---|---|---|---|
| Illinois | Southern Illinois (counties of St. Claire, Monroe, Madison, Macoupin, Jersey, Clinton and Calhoun) | Illinois - Southern Illinois (counties of St. Claire, Monroe, Madison, Macoupin, Jersey, Clinton and Calhoun) - Mike Klearman | 636-675-0366 | Mike Klearman |
| Indiana (and Illinois and Wisconsin) | ILLINOIS – Cook, DuPage, Grundy, Kendall, McHenry, Will, DeKalb, Kane, Lake WISCONSIN – Kenosha INDIANA – Jasper, Lake, Newton, Porter | Illinois - ILLINOIS – Cook, DuPage, Grundy, Kendall, McHenry, Will, DeKalb, Kane, Lake WISCONSIN – Kenosha INDIANA – Jasper, Lake, Newton, Porter - Jim Fender GM for Don, Larry and Jody -( Porter Partners, LLC) | 815-342-4203 | Jim Fender GM for Don, Larry and Jody -( Porter Partners, LLC) |
| Indiana (and Kentucky and West Virginia) | Kentucky, West Virginia counties of Cabell, Putnam, Kanawha. Indiana, Warrick, Dearborn, Clark Vanderburgh | Kentucky - Kentucky, West Virginia counties of Cabell, Putnam, Kanawha. Indiana, Warrick, Dearborn, Clark Vanderburgh - Taylor Abrams - Abrams Management Systems, Inc. | 423-987-6980 | Taylor Abrams - Abrams Management Systems, Inc. |
| Iowa, Nebraska, South Dakota | Iowa- Nebraska-South Dakota- County of Rock Island Illinois | Iowa- Nebraska-South Dakota- County of Rock Island Illinois - Jerry Akers - MOCA RD, LLC | (319) 929-7853 | MOCA RD, LLC Jerry Akers |
| Maryland (and Washington DC) | State of Maryland and Washington DC | Maryland - State of Maryland and Washington DC - Gordon and Marvin Thornton - Giselle Regional Management Group, LLC | 910.495.6877 | Gordon and Marvin Thornton - Giselle Regional Management Group, LLC |
| Minnesota (and Washington) | Minnesota counties of Anoka, Henepin, Scott, Dakota, Ramsey, Carver and Washington | Minnesota - Minnesota counties of Anoka, Henepin, Scott, Dakota, Ramsey, Carver and Washington - Craig Selander, Angela, Selander, Robb Quinlan, Dr. John McKeague | (612) 703.0224 | Craig Selander, Angela, Selander, Robb Quinlan, Dr. John McKeague |
| Missouri | State of MO except for Kansas City, MO portion of MSA (excluded from RD are the counties of Cliniton, Caldewll, Platte, Clay, Ray, Lafayette, Jackson, Cass, and Bates) | Missouri - State of MO except for Kansas City, MO portion of MSA (excluded from RD are the counties of Cliniton, Caldewll, Platte, Clay, Ray, Lafayette, Jackson, Cass, and Bates) - Mike Klearman (CW Wellness) | 636-675-0366 | Mike Klearman (CW Wellness) |
| Nevada<br>(and Utah) | UTAH-Weber and Davis Counties AND NEVADA: Washoe and Carson City Counties | Utah - UTAH-Weber and Davis Counties AND NEVADA: Washoe and Carson City Counties - Chris O'Neal | 775-200-9928 | Chris O'Neal |
| New Jersey | Northern New Jersey | New Jersey - Northern New Jersey - Anthony and Joe Fava - Blue Turtle, LLC | 973-703-7008 | Anthony and Joe Fava - Blue Turtle, LLC |
| Ohio | State of Ohio | Ohio - State of Ohio - Chad Warner - Justera Company | 614-204-4319 | Chad Warner - Justera Company |
| Oregon | OREGON counties consist of: Clackamas, Columbia, Multnomah, Washington, Yamhill and Marion | Oregon - OREGON counties consist of: Clackamas, Columbia, Multnomah, Washington, Yamhill and Marion - Chris O'Neal | 775-200-9928 | Chris O'Neal |
| Pennsylvania | Philadelphia (Bucks, Chester, Delaware, Montgomery, and | Pennsylvania - Philadelphia (Bucks, Chester, Delaware, Montgomery, and | (302) 463-4558 | Heather and David Sefried, Elliot |

| Region State(s) | Region/Area | Regional Dev | Phone | Owner |
|---|---|---|---|---|
| | Philadelphia counties) | Philadelphia counties) - Heather and David Sefried, Elliot Poole, David Hunter | | Poole, David Hunter |
| South Carolina | South Carolina counties of: Aiken, Anderson, Beaufort, Berkley, Charleston, Florence, Greenville, Horry, Lexington, Pickens, Richland, Spartanburg, Sumpter, York | South Carolina - South Carolina counties of: Aiken, Anderson, Beaufort, Berkley, Charleston, Florence, Greenville, Horry, Lexington, Pickens, Richland, Spartanburg, Sumpter, York - Glover's and Fluegge (The Joint SC) | 864-415-4191 | Glover's and Fluegge (The Joint SC) |
| Tennessee | Tennessee with additional counties, Crittenden AR, DeSoto MS, Dade, Walker, WhitfieldGA, Catoosa County, GA Bristol and WashingtonVA | Tennessee - Tennessee with additional counites, Crittenden AR, DeSoto MS, Dade, Walker, WhitfieldGA, Catoosa County, GA Bristol and WashingtonVA - Paul Trindel and Chad Eads | 336-601-2926 | Paul Trindel and Chad Eads |
| Texas | Austin / Round Rock / San Marcos MSA (counties consist of Williamson, Travis, Hays, Bastrop and Caldwell) | Texas - Austin / Round Rock / San Marcos MSA (counties consist of Williamson, Travis, Hays, Bastrop and Caldwell) - David and Anne Glover (The Joint Franchising Austin) | 713-829-5198 | David and Anne Glover (The Joint Franchising Austin) |
| Texas | Dallas / Fort Worth / Arlington MSA (counties consist of Wise, Denton, Collin, Hunt, Rockwall, Dallas, Tarrant, Parker, Hood, Johnson, Ellis, Kaufman) | Texas - Dallas / Fort Worth / Arlington MSA (counties consist of Wise, Denton, Collin, Hunt, Rockwall, Dallas, Tarrant, Parker, Hood, Johnson, Ellis, Kaufman) - David and Anne Glover (The Joint Franchising Dallas) | 713-829-5198 | David and Anne Glover (The Joint Franchising Dallas) |
| Texas | Houston / Sugarland / Baytown (counties consist of Austin, Waller, Montgomery, Libery, Harris, Chambers, Fort Bend, Brazoria and Galveston) | Texas - Houston / Sugarland / Baytown (counties consit of Austin, Waller, Montgomery, Libery, Harris, Chambers, Fort Bend, Brazoria and Galveston) - David and Anne Glover (The joint Franchising Houston) | 713-829-5198 | David and Anne Glover (The joint Franchising Houston) |
| Texas | San Antonio / New Braunfels MSA (counties consist of Bandera, Medina, Bexar, Kendall, Comal, Guadalupe, Wilson, Atascosa) | Texas - San Antonio / New Braunfels MSA (counties consit of Bandera, Medina, Bexar, Kendall, Comal, Guadalupe, Wilson, Atascosa) - David and Anne Glover (The Joint Franchising San Antonio) | 713-829-5198 | David and Anne Glover (The Joint Franchising San Antonio) |
| Washington | WASHINGTON-Clark and Skamania Counties | Washington - WASHINGTON-Clark and Skamania Counties - Chris O'Neal | 775-200-9928 | Chris O'Neal |
| West Virginia | West Virginia (excluded from RD are the counties of Cabell, Putnam and Kanawha); Virginia (excluded from RD are the counties of Washington and Bristol, Chesapeake, Virginia Beach, Norfolk, Portsmouth, Suffolk, Isle of Wright, Hampton, Newport News, Poquoson, York, Williamsburg, James City, Franklin City, Gloucester, Matthews, North Hampton and Accoomack ); and Pennsylvania (counties consist of Allegheny, Beaver, Westmoreland, Washington and Fayette) | West Virginia (excluded from RD are the counties of Cabell, Putnam and Kanawha); Virginia (excluded from RD are the counties of Washington and Bristol, Chesapeake, Virginia Beach, Norfolk, Portsmouth, Suffolk, Isle of Wright, Hampton, Newport News, Poquoson, York, Williamsburg, James City, Franklin City, Gloucester, Matthews, North Hampton and Accoomack ); and Pennsylvania (counties consist of Allegheny, Beaver, Westmoreland, Washington and Fayette) - Paul Trindel (Wellness Inc) | 336-601-2926 | Paul Trindel (Wellness Inc) |

| Region State(s) | Region/Area | Regional Dev | Phone | Owner |
|---|---|---|---|---|
| Wisconsin, Central Illinois | Indiana Counties of Elkhart, LaPorte, St. Joseph.<br><br>MICHIGAN counties of - Allegan, Barry, Leelanau, Benzie, Berrien, Calhoun, Cass, Clinton, Eaton, Grand Traverse, Ingham, Ionia, Jackson, Kalamazoo, Kent, Lake, Leelanau, Manistee, Mason, Muskegon, Newaygo, Oceana, Ottawa, St. Joseph, Van Buren, Wexford<br><br>Illinois counties of Adams, Alexander, Boone, Brown, Bureau, Carroll, Cass, Champaign, Christian, Clark ,Clay ,Coles ,Crawford, Cumberland, De Witt, Douglas ,Edgar, Edwards, Effingham, Fayette, Ford, Franklin, Fulton, Gallatin, Greene, Hamilton, Hancock, Hardin, Henderson, Henry, Iroquois, Jackson, Jasper, Jefferson, Johnson, Kankakee, Knox, La Salle, Lawrence, Lee, Livingston, Logan, McDonough, McLean, Macon ,Marion, Marshall, Mason, Massac, Menard, Mercer, Montgomery, Morgan, Moultrie, Ogle, Peoria, Perry, Piatt, Pike, Pope, Pulaski, Putnam, Randolph, Richland, Saline ,Sangamon, Schuyler, Scott, Shelby, Stark, Stephenson, Tazewell, Union, Vermilion, Wabash, Warren, Washington, Wayne, White, Whiteside, Williamson, Winnebago, Woodford<br><br>Wisconsin counties of Door, Kewaunee, Brown, Outagamie, Waupaca, Juneau, Adams, Waushara, Marquette, Green Lake, Winnebago, Fond du Lac, Calumet, Manitowoc, Sheboygan, Ozaukee, Washington, Dodge, Columbia, Sauk, Vernon, Crawford, Richland, Grant, Iowa, Dane, Jefferson, Waukesha, Milwaukee, Racine, Walworth, Rock, Green and Lafayette. | Indiana Counties of Elkhart, LaPorte, St. Joseph.<br><br>MICHIGAN counties of - Allegan, Barry, Leelanau, Benzie, Berrien, Calhoun, Cass, Clinton, Eaton, Grand Traverse, Ingham, Ionia, Jackson, Kalamazoo, Kent, Lake, Leelanau, Manistee, Mason, Muskegon, Newaygo, Oceana, Ottawa, St. Joseph, Van Buren, Wexford<br><br>Illinois counties of Adams, Alexander, Boone, Brown, Bureau, Carroll, Cass, Champaign, Christian, Clark ,Clay ,Coles ,Crawford, Cumberland, De Witt, Douglas ,Edgar, Edwards, Effingham, Fayette, Ford, Franklin, Fulton, Gallatin, Greene, Hamilton, Hancock, Hardin, Henderson, Henry, Iroquois, Jackson, Jasper, Jefferson, Johnson, Kankakee, Knox, La Salle, Lawrence, Lee, Livingston, Logan, McDonough, McLean, Macon ,Marion, Marshall, Mason, Massac, Menard, Mercer, Montgomery, Morgan, Moultrie, Ogle, Peoria, Perry, Piatt, Pike, Pope, Pulaski, Putnam, Randolph, Richland, Saline ,Sangamon, Schuyler, Scott, Shelby, Stark, Stephenson, Tazewell, Union, Vermilion, Wabash, Warren, Washington, Wayne, White, Whiteside, Williamson, Winnebago, Woodford<br><br>Wisconsin counties of Door, Kewaunee, Brown, Outagamie, Waupaca, Juneau, Adams, Waushara, Marquette, Green Lake, Winnebago, Fond du Lac, Calumet, Manitowoc, Sheboygan, Ozaukee, Washington, Dodge, Columbia, Sauk, Vernon, Crawford, Richland, Grant, Iowa, Dane, Jefferson, Waukesha, Milwaukee, Racine, Walworth, Rock, Green and Lafayette.<br><br>Bosco Enterprises, LLC- Michael "Jeffrey" Bosco and Laura Bosco | (608) 234-3955 | Bosco Enterprises, LLC- Michael "Jeffrey" Bosco and Laura Bosco |

Part B: List of Regional Developer Businesses/Franchisees that left the system in 2020:

None*

* Note that we reacquired the regional developer territory from Paul Trindel. However, this individual remains a franchisee in our system. Paul Trindel continues to own regional development rights for the Tennessee and West Virginia territories.

<u>EXHIBIT F</u>

STATE-SPECIFIC DISCLOSURES

REQUIRED BY THE STATE OF CALIFORNIA

CALIFORNIA CORPORATIONS CODE SECTION 31125 REQUIRES THAT THE FRANCHISOR GIVE THE FRANCHISEE A DISCLOSURE DOCUMENT APPROVED BY THE DEPARTMENT OF CORPORATIONS PRIOR TO A SOLICITATION OF A PROPOSED MATERIAL MODIFICATION OF AN EXISTING FRANCHISE.

THE CALIFORNIA FRANCHISE INVESTMENT LAW REQUIRES THAT A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE BE DELIVERED TOGETHER WITH THE DISCLOSURE DOCUMENT.

Neither we nor any person or franchise broker identified in Item 2 is subject to any currently effective order of any national securities association or national securities exchange, as defined in the Securities Exchange Act of 1934, 15 U.S.C.A. 78a et seq., suspending or expelling such persons from membership in that association or exchange.

Item 5 of the Disclosure Document is modified to include the following paragraph:

> We apply the initial Regional Developer fee to our general operating revenues, which we use, among other purposes, to cover the costs of marketing to prospective Regional Developer franchisees, training new Regional Developer franchisees and assisting new Regional Developer franchisees in opening their businesses.

The California Business and Professions Code Sections 20000 through 20043 provide rights to you concerning termination and non-renewal of a franchise. If the Regional Developer Agreement contains a provision that in inconsistent with the law, the law will control. We may not terminate your Regional Developer franchise except for good cause, and we must give you a notice of default and a reasonable opportunity to cure the defects (except for certain defects specified in the statute, for which no opportunity to cure is required by law). The statute also requires that we give you notice of any intention not to renew your Regional Developer franchise at least 180 days before expiration of the Regional Developer Agreement.

You must sign a general release if you renew or transfer your Regional Developer franchise. California Corporations Code 31512 voids a waiver of your rights under the Franchise Investment Law (California Corporations Code 31000 through 31516). Business and Professions Code 20010 voids a waiver of your rights under the Franchise Relations Act (Business and Professions Code 20000 through 20043).

The Regional Developer Agreement contains a covenant not to compete, which extends beyond the termination of your Regional Developer franchise. This provision may not be enforceable under California law.

THE REGIONAL DEVELOPER AGREEMENT REQUIRES APPLICATION OF THE LAW OF ARIZONA. THIS PROVISION MAY NOT BE ENFORCEABLE UNDER CALIFORNIA LAW. To the extent permitted by law, you and we waive any right to or claim for any punitive or exemplary damages against each other and agree that in the event of a dispute between us, each will be limited to the recovery of actual damages only (except in limited circumstances). Each party further waives trial by jury and, to the extent permitted by law, all claims arising out of or relating to the Regional Developer Agreement must be brought within one year from the date on which you or we knew or should have known of the facts giving rise to such claims (except for claims relating to nonpayment or underpayment of amounts you owe us).

The Regional Developer Agreement requires binding arbitration. The arbitration will occur at the office of the American Arbitration Office closest to our principal executive offices. Prospective franchisees are encouraged to consult private legal counsel to determine the applicability of California and federal laws (such as Business and Professions Code Section 20040.5, Code of Civil Procedure Section 1281, and the Federal Arbitration Act) to any provisions of a franchise agreement restricting venue to a forum outside the State of California. OUR WEBSITE (www.thejoint.com) HAS NOT BEEN REVIEWED OR APPROVED BY THE CALIFORNIA DEPARTMENT OF FINANCIAL PROTECTION & INNOVATION. ANY COMPLAINTS CONCERNING THE CONTENT OF THIS WEBSITE MAY BE DIRECTED TO THE CALIFORNIA DEPARTMENT OF FINANCIAL PROTECTION & INNOVATION at https://dfpi.ca.gov/. REQUIRED BY THE STATE OF HAWAII THESE FRANCHISES WILL BE/HAVE BEEN FILED UNDER THE FRANCHISE INVESTMENT LAW OF THE STATE OF HAWAII. FILING DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION OR ENDORSEMENT BY THE DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS OR A FINDING BY THE DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS THAT THE INFORMATION PROVIDED HEREIN IS TRUE, COMPLETE AND NOT MISLEADING. THE FRANCHISE INVESTMENT LAW MAKES IT UNLAWFUL TO OFFER OR SELL ANY FRANCHISE IN THIS STATE WITHOUT FIRST PROVIDING TO THE PROSPECTIVE FRANCHISEE, OR SUBFRANCHISOR, AT LEAST SEVEN DAYS PRIOR TO THE EXECUTION BY THE PROSPECTIVE FRANCHISEE OF ANY BINDING FRANCHISE OR OTHER AGREEMENT, OR AT LEAST SEVEN DAYS PRIOR TO THE PAYMENT OF ANY CONSIDERATION BY THE FRANCHISEE, OR SUBFRANCHISOR, WHICHEVER OCCURS FIRST, A COPY OF THE DISCLOSURE DOCUMENT, TOGETHER WITH A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE. THIS DISCLOSURE DOCUMENT CONTAINS A SUMMARY ONLY OF CERTAIN MATERIAL PROVISIONS OF THE FRANCHISE AGREEMENT. THE CONTRACT OR AGREEMENT SHOULD BE REFERRED TO FOR A STATEMENT OF ALL RIGHTS, CONDITIONS, RESTRICTIONS AND OBLIGATIONS OF BOTH THE FRANCHISOR AND THE FRANCHISEE. Item 20 of this Disclosure Document will be amended by the addition of the following paragraph: This franchise offering is or will be effective in California, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Washington and Wisconsin. No states have refused, by order or otherwise, to register these franchises. No states have revoked or suspended the right to offer these franchises. The proposed registration of these franchises has not been involuntarily withdrawn in any state. REQUIRED BY THE STATE OF ILLINOIS Item 5 of this disclosure document is amended to add the following language at the end of the section: Fee Deferral All fees referenced in the Franchise Agreement and Regional Developer Agreement are subject to deferral pursuant to order of the Illinois Attorney General’s Office based upon their review of our financial condition as reflected in our financial statements. Accordingly, you will pay no fees to us until we have completed all of our material pre-opening responsibilities to you and you commence operating the first franchised business. Item 17 of this disclosure document is supplemented by the addition of the following paragraphs at the end of the chart: State Law The conditions under which you can be terminated and your rights on non-renewal may be affected by Illinois law, 815 ILCS 705/19 and 705/20. The Illinois Franchise Disclosure Act will govern any Regional Developer Agreement if it applies to a subfranchise located in Illinois. Any condition in the Regional Developer Agreement that designates jurisdiction or venue in a forum outside of Illinois is void with respect to any cause of action that otherwise is enforceable in Illinois, provided that the Regional Developer Agreement may provide for arbitration in a forum outside of Illinois. In conformance with Section 41 of the Illinois Franchise Disclosure Act, any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with the Illinois Franchise Disclosure Act or any other law of Illinois is void. REQUIRED BY THE STATE OF INDIANA The Regional Developer Agreement contains a covenant not to compete that extends beyond the termination of your Regional Developer franchise. This provision may not be enforceable under Indiana law. Indiana law makes unilateral termination of your Regional Developer franchise unlawful unless there is a material violation of the Regional Developer Agreement and the termination is not done in bad faith. If Indiana law requires the Regional Developer Agreement and all related documents to be governed by Indiana law, then nothing in the Regional Developer Agreement or related documents referring to Arizona law will abrogate or reduce any of your rights as provided for under Indiana law. Indiana law prohibits a prospective general release of claims subject to the Indiana Deceptive Franchise Practices Law. Although the Regional Developer Agreement requires mediation to be held at the office of the American Arbitration Association closest to our principal executive offices, mediation held pursuant to the Regional Developer Agreement must take place in Indiana if you so request. If you choose Indiana, we have the right to select the location in Indiana. REQUIRED BY THE STATE OF MARYLAND A franchisee located within the state of Maryland shall not be required to assent to any release, estoppel or waiver of liability as a condition of purchasing a franchise which would act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law. The provisions in the Regional Developer Agreement relating to the general release that is required as a condition of renewal, sale and assignment/transfer shall not apply to any liability under the Maryland Franchise Registration and Disclosure Law. Lawsuits by either you or us may take place in Maryland for claims arising under the Maryland Franchise Registration and Disclosure Law. Any limitation of claims provision(s) in the Regional Developer Agreement shall not act to reduce the 3-year statute of limitations afforded to you for bringing a claim under the Law. Any claims arising under the Maryland Franchise Registration and Law must be brought within 3 years after the grant of the franchise to you. Item 5 of this disclosure document is amended to add the following language at the end of the section: Fee Deferral Based upon the franchisor's financial condition, the Maryland Securities Commissioner has required a financial assurance. Therefore, all initial fees and payments owed by franchisees shall be deferred until the franchisor completes its pre-opening obligations under the Regional Developer Agreement. REQUIRED BY THE STATE OF MINNESOTA We will protect your right to use the Marks and/or indemnify you from any loss, costs or expenses arising out of any claim, suit or demand regarding the use of the Marks. Minn. Rule 2860.4400D prohibits us from requiring you to assent to a general release. Any release you sign as a condition of renewal or transfer will not apply to any claims you may have under the Minnesota Franchise Law. With respect to franchises governed by Minnesota law, we will comply with Minn. Stat. Sec. 80C. 14, subds, 3, 4 and 5 which require, except in certain specified cases, that you be given 90 days’ notice of termination (with 60 days to cure) and 180 days’ notice for nonrenewal of the Regional Developer Agreement. Minn. Stat. § 80C.17, Subd. 5, states that no civil action pertaining to a violation of a franchise rule or statute can be commenced more than three years after the cause of action accrues Minn. Stat. Sec. 80C.21 and Minn. Rule 2860.4400J prohibit us from requiring litigation to be conducted outside Minnesota. In addition, nothing in this Disclosure Document or the Regional Developer Agreement can abrogate or reduce any of your rights as provided for in Minnesota Statutes, Chapter 80C, or your rights to any procedure, forum, or remedies provided for by the laws of the jurisdiction. Minn. Rule Part 2860.4400J prohibits us from requiring you to waive your rights to a jury trial or waive your rights to any procedure, forum, or remedies provided for by the laws of the jurisdiction, or consenting to liquidated damages, termination penalties or judgment notes. REQUIRED BY STATE OF NEW JERSEY Liquidated damages are void if unreasonable under the totality of the circumstances, including whether a statute governs the relationship and concerns liquidated damages clauses; and the common practice in the industry. REQUIRED BY THE STATE OF NEW YORK 1. The following information is added to the cover page of the Franchise Disclosure Document: INFORMATION COMPARING FRANCHISORS IS AVAILABLE. CALL THE STATE ADMINISTRATORS LISTED IN EXHIBIT A OR YOUR PUBLIC LIBRARY FOR SOURCES OF INFORMATION. REGISTRATION OF THIS FRANCHISE BY NEW YORK STATE DOES NOT MEAN THAT NEW YORK STATE RECOMMENDS IT OR HAS VERIFIED THE INFORMATION IN THIS FRANCHISE DISCLOSURE DOCUMENT. IF YOU LEARN THAT ANYTHING IN THE FRANCHISE DISCLOSURE DOCUMENT IS UNTRUE, CONTACT THE FEDERAL TRADE COMMISSION AND NEW YORK STATE DEPARTMENT OF LAW, BUREAU OF INVESTOR PROTECTION AND SECURITIES, 120 BROADWAY, 23RD FLOOR, NEW YORK, NEW YORK 10271. THE FRANCHISOR MAY, IF IT CHOOSES, NEGOTIATE WITH YOU ABOUT ITEMS COVERED IN THE FRANCHISE DISCLOSURE DOCUMENT. HOWEVER, THE FRANCHISOR CANNOT USE THE NEGOTIATING PROCESS TO PREVAIL UPON A PROSPECTIVE FRANCHISEE TO ACCEPT TERMS WHICH ARE LESS FAVORABLE THAN THOSE SET FORTH IN THIS FRANCHISE DISCLOSURE DOCUMENT. 2. The following is added at the end of Item 3: Except as provided above, with regard to the franchisor, its predecessor, a person identified in Item 2, or an affiliate offering franchises under the franchisor’s principal trademark: A. No such party has an administrative, criminal or civil action pending against that person alleging: a felony, a violation of a franchise, antitrust, or securities law, fraud, embezzlement, fraudulent conversion, misappropriation of property, unfair or deceptive practices, or comparable civil or misdemeanor allegations. B. No such party has pending actions, other than routine litigation incidental to the business, which are significant in the context of the number of franchisees and the size, nature or financial condition of the franchise system or its business operations. C. No such party has been convicted of a felony or pleaded nolo contendere to a felony charge or, within the 10 year period immediately preceding the application for registration, has been convicted of or pleaded nolo contendere to a misdemeanor charge or has been the subject of a civil action alleging: violation of a franchise, antifraud, or securities law; fraud; embezzlement; fraudulent conversion or misappropriation of property; or unfair or deceptive practices or comparable allegations. D. No such party is subject to a currently effective injunctive or restrictive order or decree relating to the franchise, or under a Federal, State, or Canadian franchise, securities, antitrust, trade regulation or trade practice law, resulting from a concluded or pending action or proceeding brought by a public agency; or is subject to any currently effective order of any national securities association or national securities exchange, as defined in the Securities and Exchange Act of 1934, suspending or expelling such person from membership in such association or exchange; or is subject to a currently effective injunctive or restrictive order relating to any other business activity as a result of an action brought by a public agency or department, including, without limitation, actions affecting a license as a real estate broker or sales agent.

3. The following is added to the end of Item 4: Neither the franchisor, its affiliate, its predecessor, officers, or general partner during the 10-year period immediately before the date of the offering circular: (a) filed as debtor (or had filed against it) a petition to start an action under the U.S. Bankruptcy Code; (b) obtained a discharge of its debts under the bankruptcy code; or (c) was a principal officer of a company or a general partner in a partnership that either filed as a debtor (or had filed against it) a petition to start an action under the U.S. Bankruptcy Code or that obtained a discharge of its debts under the U.S. Bankruptcy Code during or within 1 year after that officer or general partner of the franchisor held this position in the company or partnership. 4. The following is added to the end of Item 5: The initial franchise fee constitutes part of our general operating funds and will be used as such in our discretion. 5. The following is added to the end of the “Summary” sections of Item 17(c), titled “Requirements for franchisee to renew or extend,” and Item 17(m), entitled “Conditions for franchisor approval of transfer”: However, to the extent required by applicable law, all rights you enjoy and any causes of action arising in your favor from the provisions of Article 33 of the General Business Law of the State of New York and the regulations issued thereunder shall remain in force; it being the intent of this proviso that the non-waiver provisions of General Business Law Sections 687.4 and 687.5 be satisfied. 6. The following language replaces the “Summary” section of Item 17(d), titled “Termination by franchisee”: You may terminate the agreement on any grounds available by law. 7. The following is added to the end of the “Summary” section of Item 17(j), titled “Assignment of contract by franchisor”: However, no assignment will be made except to an assignee who in good faith and judgment of the franchisor, is willing and financially able to assume the franchisor’s obligations under the Franchise Agreement. 8. The following is added to the end of the “Summary” sections of Item 17(v), titled “Choice of forum”, and Item 17(w), titled “Choice of law”: The foregoing choice of law should not be considered a waiver of any right conferred upon the franchisor or upon the franchisee by Article 33 of the General Business Law of the State of New York. REQUIRED BY THE STATE OF NORTH DAKOTA The Regional Developer Agreement contains a covenant not to compete which extends beyond the termination of your Regional Developer franchise. This provision may not be enforceable under North Dakota law. Although the Regional Developer Agreement provides that the place of mediation will be located at the office of the American Arbitration Association closest to our principal executive offices, we agree that the place of mediation will be a location that is in close proximity to the site of your Regional Developer Business. The Regional Developer Agreement requires that you consent to the jurisdiction of a court in close proximity to our principal executive offices. This provision may not be enforceable under North Dakota law because North Dakota law precludes you from consenting to jurisdiction of any court outside of North Dakota. Although the Regional Developer Agreement provides that it will be governed by and construed in accordance with the laws of the State of Arizona, we agree that the laws of the State of North Dakota will govern the construction and interpretation of the Regional Developer Agreement. A contractual requirement that you sign a general release may be unenforceable under the laws of North Dakota. Although the Regional Developer Agreement requires the franchisee to consent to a waiver of trial by jury, the Commissioner has determined that a requirement requiring the waiver of a trial by jury to be unfair, unjust and inequitable within the intent of Section 51-19-09 of the North Dakota Franchise Investment Law. This provision is not enforceable in North Dakota. Although the Regional Developer Agreement requires the franchisee to consent to a waiver of exemplary and punitive damages, the Commissioner had determined these types of provisions to be unfair, unjust and inequitable within the intent of Section 51-19-09 of the North Dakota Franchise Investment Law. This provision is not enforceable in North Dakota. Although the Regional Developer Agreement requires the franchisee to consent to a limitation of claims period within one year, the Commissioner had determined this to be unfair, unjust and inequitable within the intent of Section 51-19-09 of the North Dakota Franchise Investment Law. The limitation of claims period is therefore governed by North Dakota law. To the extent any provision of the Regional Developer Agreement requires you to consent to a waiver of exemplary or punitive damages, the provision will be deemed null and void. REQUIRED BY THE STATE OF RHODE ISLAND Even though our Regional Developer Agreement says the laws of Arizona apply, § 19-28.1-14 of the Rhode Island Franchise Investment Act provides that “A provision in a franchise agreement restricting jurisdiction or venue to a forum outside this state or requiring the application of the laws of another state is void with respect to a claim otherwise enforceable under this Act.” REQUIRED BY THE STATE OF WASHINGTON The state of Washington has a statute, RCW 19.100.180 which may supersede the Regional Developer Agreement in your relationship with the franchisor including the areas of termination and renewal of your franchise. There may also be court decisions which may supersede the Regional Developer Agreement in your relationship with the franchisor including the areas of termination and renewal of your franchise. In any mediation involving a franchise purchased in Washington, the mediation site shall be either in the state of Washington, or in a place mutually agreed upon at the time of the mediation, or as determined by the mediator. In the event of a conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW shall prevail. A release or waiver of rights executed by a franchisee shall not include rights under the Washington Franchise Investment Protection Act except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act, rights or remedies under the Act such as a right to a jury trial may not be enforceable. Transfer fees are collectable to the extent that they reflect the franchisor’s reasonable estimated or actual costs in effecting a transfer. These requirements must be included in an addendum to the Regional Developer Agreement you sign for the State of Washington. The undersigned does hereby acknowledge receipt of this addendum. Dated this _________________ day of __________________________________ 202______. FRANCHISOR: THE JOINT CORP. a Delaware corporation REGIONAL DEVELOPER ______________________________________, a(n)___________________________________ By: Name: Its: By:________ Name: Its: 141 EXHIBIT G OTHER AGREEMENTS [See Attached]

142 EXHIBIT G-1 CONFIDENTIALITY/NON-DISCLOSURE AGREEMENT [See Attached] 143 CONFIDENTIALITY/NONDISCLOSURE AGREEMENT THIS AGREEMENT, made and entered into this ______ day of __________________, 202____, by and between The Joint Corp., a Delaware corporation, (hereinafter referred to as "the Company") and ____________________________________________________________________, whose address is ____________________________________________________________ (hereinafter referred to as "Prospective Regional Developer"). WITNESSETH THAT: WHEREAS, Prospective Regional Developer desires to obtain certain confidential and proprietary information from the Company for the sole purpose of inspecting and analyzing said information in an effort to determine whether to purchase a franchise from the Company; and WHEREAS, the Company is willing to provide such information to Prospective Regional Developer for the limited purpose and under the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: 1. DEFINITION. "Confidential Information" is used herein to mean all information, documentation and devices disclosed to or made available to Prospective Regional Developer by the Company, whether orally or in writing, as well as any information, documentation or devises heretofore or hereafter produced by Prospective Regional Developer in response to or in reliance on said information, documentation and devises made available by the Company. 2. TERM. The parties hereto agree that the restrictions and obligations of Paragraph 3 of this Agreement shall be deemed to have been in effect from the commencement on the ______ day of __________________, 20____, of the ongoing negotiations between Prospective Regional Developer and the Company and continue in perpetuity until disclosed by the Company. 3. TRADE SECRET ACKNOWLEDGEMENT. Prospective Regional Developer acknowledges and agrees the Confidential Information is a valuable trade secret of the Company and that any disclosure or unauthorized use thereof will cause irreparable harm and loss to the Company. 4. TREATMENT OF CONFIDENTIAL INFORMATION. In consideration of the disclosure to Prospective Regional Developer of Confidential Information, Prospective Regional Developer agrees to treat Confidential Information in confidence and to undertake the following additional obligations with respect thereto: (a) To use Confidential Information for the sole purpose of inspecting and analyzing the information in an effort to determine whether to purchase a franchise from the Company and solely in its operation of the Company Franchise; (b) Not to disclose Confidential Information to any third party; (c) To limit dissemination of Confidential Information to only those of Prospective Regional Developer’s officers, directors and employees who have a need to know to perform the limited tasks set forth in Item 4 (a) above; and who have agreed to the terms and obligations of this Agreement by affixing their signatures hereto; (d) Not to copy Confidential Information or any portions thereof; and e) To return Confidential Information and all documents, notes or physical evidence thereof, to the 144 Company upon a determination that Prospective Regional Developer no longer has a need therefore, or a request therefore, from the Company, whichever occurs first. 5. SURVIVAL OF OBLIGATIONS. The restrictions and obligations of this Agreement shall survive any expiration, termination or cancellation of this Agreement and shall continue to bind Prospective Regional Developer, his heirs, successors and assigns in perpetuity. 6. NEGATION OF LICENSES. Except as expressly set forth herein, no rights to licenses, expressed or implied, are hereby granted to Prospective Regional Developer as a result of or related to this Agreement. 7. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed. THE JOINT CORP. A Delaware corporation BY:________________________________________ ITS:________________________________________ ________________________________________ (Signature of Prospective Regional Developer) _________________________________________ Print Name of Prospective Regional Developer 145 EXHIBIT G-2 FORM OF ASSET PURCHASE AGREEMENT [See Attached]

146 REGIONAL DEVELOPER LICENSE PURCHASE AGREEMENT This REGIONAL DEVELOPER LICENSE PURCHASE AGREEMENT (this “Agreement”) is entered into the date last set forth below on the signature page (the “Effective Date”), by and between THE JOINT CORP, a Delaware corporation (“TJC”), ____________________ (“Seller”) and ___________________ (“Guarantor”). TJC, Seller and Guarantor are at times referred to herein collectively as the “Parties”. Background: A. TJC and Seller are parties to a Regional Developer Agreement dated ______________________, (the “RDA”), relating to TJC franchise territories in ________________________________________ (“Development Area”). Guarantor and Seller have executed a joint and several guaranty (the “Guaranty”) of Owner’s obligations under the RDA. B. The Seller now desires to sell the RDA and the Development Area, and TJC desires to purchase the RDA on the terms and subject to the conditions of this Agreement. Now, therefore, in consideration of their mutual promises and intending to be legally bound, the Parties agree as follows: Agreement: 1. Definitions Capitalized terms used in this Agreement (including the preceding “Background” section) which are not expressly defined in this Agreement shall have the meaning ascribed to such term(s) that they have in the RDA. 2. Purchase and Sale (a) As of the closing date, Seller shall sell and TJC shall purchase RDA on the terms set forth herein, and the “Bill of Sale and Assignment” at Exhibit A hereto. The Parties agree that, with the exception of the survival of certain terms of the RDA as provided below in this Agreement (the “Surviving Terms”), upon the sale and purchase of the RDA, the RDA shall be terminated, effective as of the date of closing of the transaction contemplated in this Agreement; and with the exception of the Parties’ respective rights, duties and obligations under the Surviving Terms, all of the Parties respective rights, duties and obligations under the RDA shall be thereby terminated. (b) The closing date (“Closing”) of the transaction contemplated by this Agreement shall take place no later than _______________________. (c) All liabilities and obligations of Seller of any kind, including but not limited to, Seller’s (1) contractual obligations; (2) accounts payable accrued and debts incurred prior to the Closing; (3) obligations and liabilities with respect to employee relationships, whether current, fixed or contingent; (4) liability for violation of any laws, rules, regulations, permits, approvals or orders; and (5) taxes and related obligations not assumed by TJC remain the responsibility of Seller. (d) Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Seller will pay personal property, business excise, sales and other similar taxes properly accruable with respect to the income resulting from ownership of the RDA for any period up to and including the Closing. TJC will be responsible for all such expenses accruing after the Closing. 147 3. Payment (a) [IF APPLICABLE]Section 4 of the RDA provides that the “formula for repurchasing the Development Area and these rights will be as follows: (a) $29,000 for each Franchise that is opened under to this Agreement; plus (b) $7,250 for each Franchise that is unopened under this Agreement.” As of the Effective Date, nine (9) Franchises have been opened under the RDA, and one (1) Franchise is unopened under the RDA. The “Purchase Price” therefore for TJC to repurchase the Development Area and the rights therein, is _____________________________________________ Dollars and No/100 ($____________). (b) At the Closing of the transaction contemplated in this Agreement, TJC shall pay to Seller the Purchase Price in the amount of ______________________________________ Dollars and No/100 ($______________) in immediately available funds by a wire transfer to the bank account designated by Seller. Seller agrees to provide such wire information to TJC no less than five (5) days prior to the Closing. The wire information is as follows: ____________________________________________________________________________________________ ______________________________________________________________________________. (c) Following the Closing and remittance of the Purchase Price to the Seller, the RDA (and any addenda) and all of the rights thereto, shall automatically inure and transfer to TJC. 4. Surviving Terms (a) Notwithstanding the sale and termination of the RDA, the following provisions of the RDA shall survive and continue in effect in accordance with their terms: (1) Subsection (c) (uncaptioned) of Section 5.2 (“Regional Developer Manual”); (2) Section 12.2 (“Post-Term”) of Section 12 (“Non-Competition”); (3) Section 13.2 (“Rights and Obligations Upon Termination or Expiration”); and (4) for purposes of resolving any disputes under this Agreement, Section 14 (“Mediation and Arbitration”). (b) In addition, as many of the remaining provisions of the RDA shall survive and continue in effect as may be necessary for (and solely for the purpose of) interpreting the Surviving Terms. (c) Guarantor personally guarantees the performance by Seller of all of the Surviving Terms of the RDA. 5. Representations and Warranties Seller and Guarantor hereby jointly and severally represent and warrant to TJC as follows: (a) Organization. Seller and Guarantor have full power and authority to conduct their business as it is now being conducted, and to execute, deliver and perform this Agreement. (b) Authority. Neither Seller nor Guarantor is a party to, subject to, or bound by any agreement, judgment, order, writ, injunction, or decree of any court or governmental body that prevents or impairs the carrying out of this Agreement. All other actions (including all action required by state law) necessary to authorize the execution, delivery and performance by Seller of this Agreement, and the other documents, instruments and agreements necessary or appropriate to carry out the transactions herein contemplated, have been taken by Seller. 148 Upon the execution of this Agreement and the other documents and instruments contemplated hereby by Seller and Guarantor, this Agreement and such other documents and instruments will be the valid and legally binding obligations of Seller and Guarantor, enforceable against each of them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). (c) No Consent or Approval Required. No authorization, consent, approval or other order of, declaration to or filing with any governmental body or authority is required for the consummation by Seller and Guarantor of the transactions contemplated by this Agreement. (d) Compliance with Laws. To the best of Seller’s and Guarantor’s knowledge, neither Seller nor Guarantor is in violation of any of the terms, conditions or representations of the RDA, nor are they or any of them subject to any liability in respect of, any federal, state, county, township, city or municipal laws, codes, regulations or ordinances (including without limitation those relating to environmental protection, health, hazardous or toxic substances, fire or safety hazards, occupational safety, labor laws, employment discrimination, subdivision, building or zoning) with respect to the conduct of the Subject Franchise, nor has Seller or Guarantor received any notices of investigation or violation pertaining to any such matters. To the best of Seller’s and Guarantor’s knowledge, Seller and Guarantor have, and all professional employees or agents of Seller and Guarantor have, all licenses, franchises, permits, authorizations or approvals from all governmental or regulatory authorities required for the conduct of the Subject Franchise and neither Seller nor the professional employees or agents of Seller and Guarantor have violated any such license, franchise, permit, authorization or approval or any terms or conditions thereof. (e) Litigation. There is no action, suit or proceeding pending, threatened against or affecting the RDA, or relating to or arising out of, the ownership or operation of the Assets, including claims by employees of the RDA. (f) Financial Statements. Seller has delivered to TJC the financial statements for the RDA as of and for the calendar years 2018, 2019 and 2020 (collectively, the “Financial Statements”). The Financial Statements fairly present and will fairly present the financial position and results of operations of the Subject Franchise as of and for the periods presented. (g) Claims. Neither Seller, Guarantor, nor any other person who holds or has ever held a direct or indirect interest in the RDA has any claim, demand, or cause of action for damages of any kind whatsoever, whether known or unknown, against TJC or its officers, directors, employees, attorneys, agents, successors and assigns by reason of any event, occurrence or omission arising under, or relating to, the RDA. (h) Pre-Closing Operations. Until such time as the Subject Franchise has been transferred and assigned to TJC, Seller and the Guarantor shall continue to operate the RDA in a commercially reasonable manner (including without limitation, engaging in the sale of any products or packages at discounted amounts, or other revenue “stuffing” activities), consistent with the respective franchise agreement, and neither the Seller nor Guarantor shall take any actions or operate the Subject Franchise in such a way as to cause or precipitate any diminution in their prospective, post-closing sales or any material shift in their prospective, post-closing revenue streams. (i) Due Diligence Request. Seller and Guarantor agree and acknowledge that TJC delivered the Due Diligence Request. Seller further warrants, represents and covenants that it has disclosed all material disclosures, documentation and information responsive to the Due Diligence Request. (j) Personal Guarantee. As an inducement and as a condition of TJC to enter into this Agreement, 149 ___________________________ agrees individually, and as the sole shareholder of _________________, to jointly and severally personally guarantee Seller’s and Guarantor’s performance, representations, covenants, and obligations under this Agreement. TJC hereby represents and warrants to each of Seller and Guarantor as follows: (a) Organization. TJC is a corporation duly organized and validly subsisting under the laws of the state of Delaware, and TJC has full power and authority to conduct its business as it is now being conducted, and to execute, deliver and perform this Agreement. (b) Authority. TJC is not a party to, subject to or bound by any agreement, judgment, order, writ, injunction, or decree of any court or governmental body that prevents or impairs the carrying out of this Agreement. The execution, delivery and performance of this Agreement and all other documents, instruments and agreements contemplated hereby is subject to authorization and express written approval by TJC’s Board of Directors. All other actions (including all action required by state law and by the organizational documents of TJC) necessary to authorize the execution, delivery and performance by TJC of this Agreement and any other documents, instruments and agreements necessary or appropriate to carry out the transactions herein contemplated, have been taken by TJC. Upon the execution of this Agreement and the other documents and instruments contemplated hereby by TJC, this Agreement and such other documents and instruments will be the valid and legally binding obligations of TJC, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). (c) No Consent or Approval Required. Except for the approval by TJC’s Board of Directors referenced above, no authorization, consent, approval or other order of, declaration to or filing with any governmental body or authority is required for the consummation by TJC of the transactions contemplated by this Agreement. (d) Conduct of Seller Pending Closing. Seller agrees from the date hereof until the Closing, unless otherwise consented to by TJC in writing: (1) Seller will take such action as necessary to maintain, preserve, renew and keep in full force and effect the existence, rights, licenses, permits and authorizations of the RDA; (2) Seller will use its best efforts to preserve and maintain the RDA; and (3) Seller will comply with all laws, compliance with which is required for the valid consummation of the transactions contemplated by this Agreement. 6. Releases (a) Seller and Guarantor, for themselves and their and his heirs, legal representatives and assigns, each hereby unconditionally and irrevocably releases and waives all claims, demands, causes of action and damages of any kind whatever, whether known or unknown (collectively, “Claims”) that Seller or Guarantor now has or in the future may have against TJC, its officers, directors, agents, affiliates, attorneys, employees, successors and assigns, by reason of any event, occurrence or omission arising under or relating to the RDA, with the exception of Claims arising under this Agreement. (b) TJC, for itself and its successors and assigns, hereby unconditionally and irrevocably releases and waives all Claims that TJC now has or in the future may have against Seller and Guarantor and it or his heirs, legal representatives and assigns by reason of any event, occurrence or omission arising under or relating to the RDA (provided that TJC has knowledge of any such claims as of the Effective Date), with the exception of Claims arising under this Agreement. (c) The foregoing releases shall not apply in the case of a claim for indemnification pursuant to

150 Paragraph 7 below. 7. No Assumption of Liabilities Except as expressly provided in this Agreement, TJC shall not assume any debts, liabilities or obligations of Seller, Guarantor or their shareholders, members, affiliates, officers, employees or agents of any nature, whether known or unknown, fixed or contingent, including, but not limited to, debts, liabilities or obligations with regard or in any way relating to any contracts (including, without limitation, any of the following: (i) employment agreements; (ii) stock transfer agreements; (iii) medical direction agreements; or (iv) any other documents related to the business, leases for real or personal property, trade payables, tax liabilities, disclosure obligations, product liabilities, liabilities to any regulatory authorities, liabilities relating to any claims, litigation or judgments, any pension, profit-sharing or other retirement plans, any medical, dental, hospitalization, life, disability or other benefit plans, any stock ownership, stock purchase, deferred compensation, performance share, bonus or other incentive plans, or any other similar plans, agreements, arrangements or understandings which Seller, Guarantor, or any of their affiliates, maintain, sponsor or are required to make contributions to, in which any employee of Seller or Guarantor participate or under which any such employee is entitled, by reason of such employment, to any benefits (collectively the (“Excluded Liabilities”). However, any liability for periods after Closing under any assigned lease for real property for a Subject Franchise shall not be an Excluded Liability. 8. Indemnification (a) Subject to the Sections below, Seller and the Guarantor agree, jointly and severally, to indemnify TJC against and hold TJC harmless from: (i) any loss, liability, damage, cost or expense, including reasonable attorneys’ fees and cost of investigation (“Loss”) that TJC (or its directors, representatives, affiliates, employees, subsidiaries, and other related parties or individuals) may suffer or incur that is caused by, arises out of or relates to any inaccuracy in or breach of any representation and warranty by Seller or Guarantor of this Agreement; (ii) any Loss that TJC may suffer or incur that is caused by, arises out of or relates to Seller’s or Guarantor’s breach of or failure to perform any of their covenants and obligations in this Agreement in any material respect; or (iii) any Loss that TJC may suffer or incur that is caused by, arises out of or relates to the assertion against TJC of an Excluded Liability. Claims asserted by TJC under subsections (i), (ii) and (iii) above are hereinafter referred to as TJC’s “Indemnification Claim(s).” (b) The benefit of the indemnification obligations of Seller and the Guarantor under this Section shall extend to the respective officers, directors, employees and agents of TJC and its affiliates. 9. Indemnification of Seller and the Guarantor (a) Subject to the Sections herein, TJC agrees to indemnify Seller and the Guarantor against and hold each of them harmless from: (i) any Loss that Seller or the Guarantor may suffer or incur that is caused by, arises out of or relates to any inaccuracy in or breach of any representation and warranty by TJC of this Agreement; (ii) any Loss that Seller or the Guarantor may suffer or incur that is caused by, arises out of or relates to TJC’s breach of or failure to perform any of its obligations in this Agreement in any material 151 respect; or (iii) any Loss that Seller or the Guarantor may suffer or incur that is caused by, arises out of or relates to TJC’s operation of the RDA after Closing. Claims asserted by Seller or the Guarantor under subsections (i), (ii) and (iii) above are hereinafter referred to as Sellers’ or the Guarantor’s “Indemnification Claim(s).” (b) The benefit of TJC’s indemnification obligation under this Section shall extend to the heirs and legal representatives of Seller and the Guarantor. 10. Threshold and Cap (a) In respect of TJC’s assertion of an Indemnification Claim herein, TJC shall not be entitled to indemnification until the aggregate amount for which indemnification is sought exceeds $5,000.00. If this threshold is reached, TJC may assert an Indemnification Claim for the full amount of the claim (going back to the first dollar) and may assert any subsequent Indemnification Claim herein without regard to any threshold. Furthermore, no threshold or cap shall apply, however, in the case of any Loss caused by, arising out of or relating to any fraud or intentional misrepresentation. (b) In respect of Seller’s and/or a Guarantor’s assertion of an Indemnification Claim under these Sections, Seller and/or the Guarantor shall not be entitled to indemnification until the aggregate amount for which indemnification is sought collectively exceeds $5,000.00. The maximum aggregate amount for which Seller and/or the Guarantor may assert Indemnification Claims hereunder shall be the Purchase Price. No threshold shall apply, however, in the case of any Loss caused by, arising out of or relating to any fraud or intentional misrepresentation. 11. Survival (a) An Indemnification Claim herein may be asserted at any time prior to the second anniversary of the Closing Date, with the exception that: (i) an Indemnification Claim in respect of any inaccuracy in or breach of any of the representations and warranties (“Taxes”) may be asserted at any time prior to the expiration of the applicable statute of limitation; and (ii) an Indemnification Claim in respect of any inaccuracy in or breach of any of the representations and warranties (“Authority”) may be asserted at any time without limit. (b) All other Indemnification Claims may be asserted at any time prior to ninety (90) days after the expiration of the applicable statute of limitation. 12. Notice of Indemnification Claim The indemnified party may assert an Indemnification Claim by giving written notice of the Indemnification Claim to the indemnifying party. The indemnified party’s notice shall provide reasonable detail of the facts giving rise to the Indemnification Claim and a statement of the indemnified party’s Loss or an estimate of the Loss that the indemnified party reasonably anticipates that it will suffer. The indemnified party may amend or supplement its Indemnification Claim at any time, and more than once, by written notice to the indemnifying party. 13. Resolution of Claims (a) If the indemnifying party does not object to an Indemnification Claim during the 30-day period 152 following receipt of the indemnified party’s notice of its Indemnification Claim, the indemnified party’s Indemnification Claim shall be considered undisputed, and the indemnified party shall be entitled to recover the actual amount of its indemnifiable loss from the indemnifying party, subject to the threshold, if any. (b) If the indemnifying party gives notice to the indemnified party within the 30-day objection period that the indemnifying party objects to the indemnified party’s Indemnification Claim, the indemnifying party and the indemnified party shall attempt in good faith to resolve their differences during the 30-day period following the indemnified party’s receipt of the indemnifying party’s notice of its objection. If they fail to resolve their disagreement during this 30-day period, either of them may unilaterally submit the disputed Indemnification Claim for non-binding arbitration before the American Arbitration Association in Phoenix, Arizona in accordance with its rules for commercial arbitration in effect at the time, which shall be a condition precedent to seeking resolution of the disputed Indemnification Claim before any court of competent jurisdiction. The award of the arbitrator or panel of arbitrators may include attorneys’ fees to the prevailing party. The prevailing party may enforce the award of the arbitrator or panel of arbitrators in any court of competent jurisdiction. 14. Third Party Suits (a) Indemnified party shall promptly give notice to indemnifying party of any suit, demand, or claim by a third person against indemnified party, for which indemnified party is entitled to indemnification (a “Third Party Suit”), which may be given by notice of an Indemnification Claim in respect of the Third-Party Suit. Indemnified party’s failure or delay in giving this notice shall not relieve indemnifying party from its indemnification obligation under this Section in respect of the Third-Party Suit, except to the extent that indemnifying party suffers or incur a loss or is prejudiced by reason of indemnified party’s failure or delay. (b) Indemnified party shall control the defense of any Third-Party Suit. Indemnifying party shall be entitled to copies of all pleadings and, at its expense, may participate in, but not control, the defense and employ its own counsel. Indemnifying party shall in any event reasonably cooperate in the defense of the Third-Party Suit. (c) Indemnified party’s settlement of a Third-Party Suit shall also be binding on indemnifying party, in the same manner as if a final judgment in the amount of the settlement had been entered by a court of competent jurisdiction, if, as part of the settlement, indemnifying party receives a binding release providing that any liability of indemnifying party in respect of the Third-Party Suit is being satisfied as part of the settlement. Indemnified party shall give indemnifying party at least thirty (30) days’ prior notice of any proposed settlement, and during this thirty (30)-day period indemnifying party may reject the proposed settlement and instead assume the defense of the Third-Party Suit if: (i) the Third-Party Suit seeks only money damages and does not seek injunctive or other equitable relief against indemnified party; (ii) Indemnifying party unconditionally acknowledges in writing to indemnified party that indemnifying party is obligated to indemnify indemnified party in full in respect of the Third-Party Suit (except for any matters that are not subject to indemnification under this Agreement); (iii) the counsel chosen by indemnifying party to defend the Third-Party Suit is reasonably satisfactory to indemnified party; (iv) Indemnifying party furnishes indemnified party with security reasonably satisfactory to indemnified party to assure that indemnifying party have the financial resources to defend the Third-Party Suit and to satisfy their indemnification obligation in respect of the Third-Party Suit; (v) Indemnifying party actively and diligently defends the Third-Party Suit; and 153 (vi) Indemnifying party consults with indemnified party regarding the Third-Party Suit at indemnified party’s reasonable request. If indemnifying party assumes the defense of the Third-Party Suit, indemnified party shall be entitled to copies of all pleadings and, at its expense, may participate in, but not control, the defense and employ its own counsel. (d) Indemnifying party may settle a Third-Party Suit in which, indemnifying party controls the defense only if the following conditions are satisfied: (i) the terms of settlement do not require any admission by indemnifying party or indemnified party, in respect of any matters subject to indemnification under this Agreement, that in indemnified party’s reasonable judgment would have an adverse effect on indemnified party; and (ii) as part of the settlement, indemnified party receives a binding release providing that any liability of indemnified party in respect of the Third-Party Suit is being satisfied as part of the settlement. (e) Indemnified party’s failure to defend a Third Party Suit shall not relieve indemnifying party of its indemnification obligations hereunder if indemnified party gives indemnifying party at least thirty (30) days’ prior notice of indemnified party’s intention not to defend the Third Party Suit and affords indemnifying party the opportunity to assume the defense without having to satisfy the conditions in this Section for assuming the defense. 15. Confidentiality Seller and Guarantor acknowledge that both the existence of this Agreement and the provisions that it contains are confidential and each agrees that it or he will not directly or indirectly, by any means, disclose to any third party either the existence of this Agreement or the provisions that it contains without the prior written approval of TJC. Seller and Guarantor agree that if it or he violates this confidentiality obligation, then in addition to any other remedies that may be available to TJC, TJC shall be entitled to seek a temporary restraining order, and a preliminary and permanent injunction to prevent Seller’s or Guarantor’s continued violation, without the necessity of proving actual damages or posting any bond or other security. 16. Non-Disparagement None of the Parties shall make any oral or written statement about any other party which is intended or reasonably likely to disparage the other party, or otherwise degrade the other party's reputation in the business or legal community or in the telecommunications industry. 17. Counterparts This Agreement may be signed in any number of counterparts (including by facsimile or portable document format (pdf)), all of which together shall constitute one and the same instrument. 18. Governing Law This Agreement shall be governed by the laws of the State of Arizona without regard to conflicts-of-law principles or rules that would require this Agreement to be governed by the laws of a different state. 19. Dispute Resolution Seller and TJC shall attempt to settle any and all disputes, controversies or claims arising out of or relating to this Agreement through good faith negotiation. If the matter is not resolved through good faith negotiation, such

154 disputes, controversies or claims may then be submitted to mediation. Any matter not being settled by negotiation or mediation, shall then proceed to binding arbitration. The Parties agree to use an established alternative dispute resolution organization based in Maricopa County, Arizona. The prevailing party shall be entitled to recover reasonable attorneys’ fees and costs. 20. Binding Effect This Agreement shall apply to, be binding in all respects upon and inure to the benefit of Parties and their respective heirs, legal representatives, successors and assigns. In witness whereof, the Parties, by each of their authorized representatives, have executed this Agreement as of the Effective Date. “TJC” THE JOINT CORP., a Delaware corporation By Peter Holt, President & CEO Date: _______________________________________ “SELLER” By: ____________________________________ Print: __________________________________ Its: ____________________________________ Date: __________________________________ “GUARANTOR” ______________________________________ By: ____________________________________ Print: _____________________, an individual Date: ________________________________ [Signature page to Regional Developer License Purchase Agreement] 155 Exhibit A – Bill of Sale and Assignment Bill of Sale and Assignment This Bill of Sale and Assignment is made by _______________ (“Seller”) as of the date last set forth below on the signature page, to and in favor of The Joint Corp., a Delaware corporation (“TJC”), and is delivered pursuant to that certain Regional Developer License Purchase Agreement dated as of ____________________, (the “Purchase Agreement”), by and between The Joint Corp., a Delaware corporation (“TJC”), Seller and ________________ (“Guarantor”). Capitalized terms used in this Bill of Sale and Assignment without being defined have the same meanings that they have in the Purchase Agreement. For value received, the receipt and sufficiency of which is acknowledged, the Seller grants, bargains, sells, delivers, transfers, assigns and conveys to TJC, its successors and assigns, all of her right, title and interest in, to and under the RDA. To have and to hold the RDA unto TJC, its successors and assigns forever. In furtherance of the foregoing, Guarantor, by his execution and delivery hereof, hereby grants, bargains, sells, delivers, transfers, assigns and conveys to TJC, its successors and assigns, all of his right, title and interest (if any) in, to and under the _______________ RDA. “SELLER” ________________________________ By: ____________________________________ Print: __________________________________ Its: ____________________________________ Date: __________________________________ “GUARANTOR” ______________________________________ By: ____________________________________ Print: _____________________, an individual Date: ________________________________ 156 EXHIBIT G-3 MAGNIFY LICENSE AGREEMENT [See Attached] 157 REGIONAL DEVELOPER ACKNOWLEDGEMENT AND CONSENT AGREEMENT Regional Developer: ______________________________________ (the “RD”) Territory: ______________________________________ (“Territory”) Subject Matter: Magnify Mapping Program (the “Software”) This Regional Developer Acknowledgement and Consent Agreement (“Agreement”) is entered into by the RD as of the date set forth below. The RD entered into a “Regional Developer Agreement” with The Joint Corp., a Delaware corporation (“TJC”). The RD hereby acknowledges and provides its formal election to TJC, to utilize the Software in the Territory under its applicable Regional Developer Agreement with TJC for Eight Hundred Dollars and NO/100 ($800.00) per year (the “Software Cost”), with the first year commencing February 1, 2020 and ending on January 31, 2021 (“Original Term”). This Agreement shall automatically renew for successive one-year renewal periods (each, a “Renewal Term”) unless RD provides TJC written notice of cancellation at least thirty (30) days prior to the end of the Original Term or any Renewal Term, as applicable; or the applicable Regional Developer Agreement is terminated or expires. RD hereby agrees and consents to TJC deducting the entire annual Software Cost under this Agreement from its applicable February monthly payment under its Regional Developer Agreement each year, commencing with the payment for February 2020 for the Original Term and each February thereafter for each applicable Renewal Term. This RD agrees and acknowledges that this Agreement shall be incorporated into, and a part of, the RD’s Regional Developer Agreement; which shall remain in effect under its terms and conditions. The RD agrees to the terms herein by executing below. “RD” Print: __________________________________________ (RD’s Legal Entity or Name as set forth in the applicable Regional Developer Agreement) By: ______________________________________ Its: ______________________________________ Date: _____________________________________ By: ______________________________________ Its: ______________________________________ Date: _____________________________________ By: ______________________________________ Its: ______________________________________

158 EXHIBIT I State Effective Dates The following states have franchise laws that require that the Franchise Disclosure Document be registered or filed with the state, or be exempt from registration: California, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Virginia, Washington, and Wisconsin. This document is effective and may be used in the following states, where the document is filed, registered or exempt from registration, as of the Effective Date stated below: State Effective Date California Hawaii Illinois Indiana Maryland Michigan Minnesota New York North Dakota Rhode Island South Dakota Virginia Washington Wisconsin Other states may require registration, filing, or exemption of a franchise under other laws, such as those that regulate the offer and sale of business opportunities or seller-assisted marketing plans. 159 EXHIBIT J RECEIPTS 160 RECEIPT (YOUR COPY – RETAIN FOR YOUR FILES) This Disclosure Document summarizes certain provisions of the Regional Developer Agreement and other information in plain language. Read this Disclosure Document and all agreements carefully. If The Joint Corp. offers you a franchise, it must provide this Disclosure Document to you fourteen (14) calendar days before you sign a binding agreement with, or make a payment to, the franchisor or an affiliate in connection with the proposed franchise sale, or sooner if required by applicable law. New York and Rhode Island require that we give you this Disclosure Document at the earlier of the first personal meeting or 10 business days before execution of the franchise or other agreement or the payment of any consideration that relates to the franchise relationship. Michigan and Oregon require that we give you this Disclosure Document at least 10 business days before the execution of any binding franchise agreement or other agreement or the payment of any consideration, whichever occurs first. If The Joint Corp. does not deliver this Disclosure Document on time, or if it contains a false or misleading statement, or a material omission, a violation of federal law and state law may have occurred and should be reported to the Federal Trade Commission, Washington, D.C. 20580 and the applicable state agency listed in Exhibit A. The franchisor is The Joint Corp., located at 16767 N. Perimeter Dr., Suite 110, Scottsdale, Arizona 85260. Its telephone number is (480) 245-5960. The following franchise seller(s) will represent us in connection with the sale of our franchises: Eric Simon (Name) at 16767 N. Perimeter Dr., Suite 110, Scottsdale, Arizona 85260 (Principal Address) and (480) 245-5960 (Telephone Number). Date of Issuance: April 29, 2021 See Exhibit A for our registered agents authorized to receive service of process. I have received a Franchise Disclosure Document dated April 29, 2021. This Disclosure Document included the following Exhibits: A. State Administrators /Agents for Service of Process B. Regional Developer Agreement and Related Agreements C. Table of Contents of Manuals D. Financial Statements E. List of Regional Developers F. State-Specific Disclosures G. Other Agreements G-1 Confidentiality/Non-Disclosure Agreement G-2 Form of Asset Purchase Agreement G-3 Magnify License Agreement H. State Effective Dates I. Receipts _____________________________________ Signature of Prospective Regional Developer Date: ________________________________ Print Name:____________________________ You may return the signed receipt either by signing, dating, and mailing it to us at The Joint Corp., located at 16767 N. Perimeter Dr., Suite 100, Scottsdale, Arizona 85260, or by faxing a copy of the signed and dated receipt to us at (480) 513-7989. 161 RECEIPT (OUR COPY – SIGN, DATE AND RETURN TO US) This Disclosure Document summarizes certain provisions of the Regional Developer Agreement and other information in plain language. Read this Disclosure Document and all agreements carefully. If The Joint Corp. offers you a franchise, it must provide this Disclosure Document to you fourteen (14) calendar days before you sign a binding agreement with, or make a payment to, the franchisor or an affiliate in connection with the proposed franchise sale, or sooner if required by applicable law. New York and Rhode Island require that we give you this Disclosure Document at the earlier of the first personal meeting or 10 business days before execution of the franchise or other agreement or the payment of any consideration that relates to the franchise relationship. Michigan and Oregon require that we give you this Disclosure Document at least 10 business days before the execution of any binding franchise agreement or other agreement or the payment of any consideration, whichever occurs first. If The Joint Corp. does not deliver this Disclosure Document on time, or if it contains a false or misleading statement, or a material omission, a violation of federal law and state law may have occurred and should be reported to the Federal Trade Commission, Washington, D.C. 20580 and the applicable state agency listed in Exhibit A. The franchisor is The Joint Corp., located at 16767 N. Perimeter Dr., Suite 110, Scottsdale, Arizona 85260. Its telephone number is (480) 245-5960. The following franchise seller(s) will represent us in connection with the sale of our franchises: Eric Simon (Name) at 16767 N. Perimeter Dr., Suite 110, Scottsdale, Arizona 85260 (Principal Address) and (480) 245-5960 (Telephone Number). Date of Issuance: April 29, 2021 See Exhibit A for our registered agents authorized to receive service of process. I have received a Franchise Disclosure Document dated April 29, 2021. This Disclosure Document included the following Exhibits: A. State Administrators /Agents for Service of Process B. Regional Developer Agreement and Related Agreements C. Table of Contents of Manuals D. Financial Statements E. List of Regional Developers F. State-Specific Disclosures G. Other Agreements G-1 Confidentiality/Non-Disclosure Agreement G-2 Form of Asset Purchase Agreement G-3 Magnify License Agreement H. State Effective Dates I. Receipts _____________________________________ Signature of Prospective Regional Developer Date: ________________________________ Print Name:____________________________ You may return the signed receipt either by signing, dating, and mailing it to us at The Joint Corp., located at 16767 N. Perimeter Dr., Suite 100, Scottsdale, Arizona 85260, or by faxing a copy of the signed and dated receipt to us at (480) 513-7989.